[Scudder Investments logo]

Semiannual report to
shareholders for the six months
ended June 30, 2002

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Contrarian Value Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder Growth Portfolio

Scudder High Yield Portfolio

Scudder International Select Equity Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Money Market Portfolio

Scudder New Europe Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

<Click Here> Economic Overview

Management Summary, Portfolio Of Investments, Financial Statements, Financial Highlights For:

<Click Here> Scudder Aggressive Growth Portfolio

<Click Here> Scudder Blue Chip Portfolio

<Click Here> Scudder Contrarian Value Portfolio

<Click Here> Scudder Global Blue Chip Portfolio

<Click Here> Scudder Government Securities Portfolio

<Click Here> Scudder Growth Portfolio

<Click Here> Scudder High Yield Portfolio

<Click Here> Scudder International Select Equity Portfolio (formerly Scudder International Research Portfolio)

<Click Here> Scudder Investment Grade Bond Portfolio

<Click Here> Scudder Money Market Portfolio

<Click Here> Scudder New Europe Portfolio

<Click Here> Scudder Small Cap Growth Portfolio

<Click Here> Scudder Strategic Income Portfolio

<Click Here> Scudder Technology Growth Portfolio

<Click Here> Scudder Total Return Portfolio

<Click Here> SVS Davis Venture Value Portfolio (formerly SVS Venture Value Portfolio)

<Click Here> SVS Dreman Financial Services Portfolio

<Click Here> SVS Dreman High Return Equity Portfolio

<Click Here> SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)

<Click Here> SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth Portfolio)

<Click Here> SVS Focus Value+Growth Portfolio

<Click Here> SVS Index 500 Portfolio

<Click Here> SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth Portfolio)

<Click Here> SVS Janus Growth and Income Portfolio (formerly SVS Growth and Income Portfolio)

<Click Here> SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities Portfolio)

<Click Here> SVS MFS Strategic Value Portfolio

<Click Here> SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity Portfolio)

<Click Here> SVS Turner Mid Cap Growth Portfolio (formerly SVS Mid Cap Growth Portfolio)

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

Economic Overview

Dear Shareholder:

After bolting out of the gates even faster than anticipated earlier this year, the economy cooled a bit this spring.

The economic recovery we have been hoping for and expecting is still on track. Early indicators - i.e., those that come before a recovery is in full swing - are good. Workweeks are lengthening, companies are rehiring temporary workers, and businesses are ordering more capital goods. This suggests that a revival in business investment and improvements in the labor market - sure signs of a recovery - are not far off. We expect companies to start hiring and investing in equipment later this year and in 2003.

The Federal Reserve is unlikely to begin reversing last year's rate cuts until it is more confident in the sustainability of the economic expansion. At a minimum, they'll want to see more concrete signs of a revival in business investment, and much greater improvement in the labor markets. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. We see the funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to a more neutral level of roughly 4.50 percent by the end of 2003.

The economic recovery should drive a rebound in corporate profits, which would typically fuel the equity markets. However, we believe that equity markets have already factored this rebound in profits into stock prices - so a market recovery won't be huge. Still, recent sell-offs seem a bit overdone, and there is room for some rebound as the recovery solidifies. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

As the economic recovery solidifies and the Fed begins reversing last year's rate cuts - perhaps by late summer or early fall - interest rates across the yield curve will increase. Short- and intermediate-term rates will increase the most, although even longer-term rates will probably retrace a bit of their recent declines.

Economic Guideposts Data as of 6/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Deutsche Asset Management

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of June 20, 2002, and may not actually come to pass.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Management Summary June 30, 2002

Scudder Aggressive Growth Portfolio

The portfolio declined sharply in the first half of 2002, more than the unmanaged S&P 500 Index. Disappointing news regarding profits and continued volatility in the technology sector weighted on the market and the portfolio's results. The portfolio had a substantial cash equivalent position as of June 30.

As the U.S. economic recovery sputtered, investors lost confidence in short-term earnings estimates. In addition, investors grew skeptical about corporate strategy and business forecasts amid increased scrutiny of corporate governance and management practices in many industries, including telecom, corporate and consumer services and biotechnology.

Very little worked during the period but we stayed true to our mandate and we believe this leaves us well positioned as market confidence gradually recovers. We are moving to reduce some holdings that have been proven winners and grown to large cap status. We are also attempting to carefully re-deploy the profits into smaller stocks that we see as having the balance sheet strength and management skills for the long haul.

We're seeing some stocks trading well below book value or at a level that reflects only the cash on their balance sheets. Even so, we are beginning to have a more positive outlook based on stock valuations. Earnings may be poor. There is no short-term growth at many companies, but prices have dropped to the point where a lot of long-term opportunities are surfacing.

Sewall F. Hodges
Peter Chin
Roy C. McKay
Co-Managers
Deutsche Investment Management Americas Inc.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 82.6%
Communications 1.1%
Telephone/Communications
Time Warner Telecom, Inc. "A"*	95,000	159,600
Triton PCS Holdings, Inc. "A"*	109,900	428,610
		588,210
Consumer Discretionary 2.7%
Apparel & Shoes 1.0%
Brown Shoe Co., Inc.	17,700	497,370
Recreational Products 1.7%
Harley-Davidson, Inc.	17,700	907,479
Durables 0.4%
Telecommunications Equipment
Amdocs Ltd.*	26,500	200,075
Energy 6.2%
Oil & Gas Production 4.7%
Anadarko Petroleum Corp.	11,100	547,230
EOG Resources, Inc.	18,800	746,360
Talisman Energy, Inc.	24,300	1,094,486
		2,388,076
Oilfield Services/Equipment 1.5%
Precision Drilling Corp.*	22,500	781,650
Financial 6.0%
Banks 2.2%
State Street Corp.	25,200	1,126,440
Insurance 3.8%
Everest Re Group Ltd.	9,500	531,525
Progressive Corp.	12,900	746,265
Renaissance Retail Group Ltd.	18,600	680,760
		1,958,550
Health 10.9%
Health Industry Services 1.1%
DaVita, Inc.*	23,500	559,300
Medical Supply & Specialty 5.9%
Andrx Group*	34,800	938,556
Medtronic, Inc.	28,498	1,221,139
Waters Corp.*	33,100	883,770
		3,043,465
Pharmaceuticals 3.9%
Biovail Corp.*	35,200	1,019,392
Teva Pharmaceutical Industries Ltd. (ADR)	6,700	447,426
	Shares	Value ($)
Watson Pharmaceuticals, Inc.*	22,300	563,520
		2,030,338
Manufacturing 2.6%
Diversified Manufacturing 0.8%
Tyco International Ltd.	32,900	444,479
Electrical Products 0.8%
Nanometrics, Inc.*	25,400	403,327
Office Equipment/Supplies 1.0%
Polycom, Inc.*	42,900	514,371
Media 2.2%
Broadcasting & Entertainment
Univision Communications, Inc.*	19,100	599,740
Viacom, Inc. "B"*	11,706	519,395
		1,119,135
Service Industries 10.7%
EDP Services 4.4%
Automatic Data Processing, Inc.	12,100	526,955
Fiserv, Inc.*	46,600	1,710,686
		2,237,641
Miscellaneous Commercial Services 4.3%
Copart, Inc.*	19,600	318,108
Paychex, Inc.	50,000	1,564,500
Plexus Corp.*	19,600	354,760
		2,237,368
Printing/Publishing 2.0%
Dow Jones & Co., Inc.	21,100	1,022,295
Technology 33.5%
Computer Software 14.3%
Advent Software, Inc.*	6,900	177,330
BEA Systems, Inc.*	23,900	224,899
Check Point Software Technologies Ltd.*	43,900	595,284
Comverse Technologies, Inc.*	12,500	115,750
Intuit, Inc.*	25,200	1,252,944
Mercury Interactive Corp.*	42,200	968,912
Microsoft Corp.*	29,700	1,624,590
PDF Solutions, Inc.*	31,700	231,727
PeopleSoft, Inc.*	38,600	574,368
RSA Security, Inc.*	38,950	187,350
SAP AG (ADR)	15,900	386,211
SmartForce PLC (ADR)*	46,900	159,460
THQ, Inc.*	9,600	286,272
	Shares	Value ($)
Verity, Inc.*	50,000	554,500
		7,339,597
EDP Peripherals 5.0%
Brocade Communications Systems, Inc.*	16,100	281,428
EMC Corp.*	34,500	260,475
Network Appliance, Inc.*	24,600	305,286
Symbol Technologies, Inc.	203,975	1,733,788
		2,580,977
Electronic Components/Distributors 3.7%
Analog Devices, Inc.*	21,300	632,610
Applied Micro Circuits Corp.*	20,800	98,384
Cisco Systems, Inc.*	38,400	535,680
Sandisk Corp.*	13,000	161,200
Vishay Intertechnology, Inc.*	21,500	473,000
		1,900,874
Precision Instruments 0.6%
Photon Dynamics, Inc.*	9,900	297,000
Semiconductors 9.9%
Atmel Corp.*	112,900	706,754
Cirrus Logic, Inc.*	19,300	144,557
Genesis Microchip, Inc.*	24,400	203,496
Intersil Corp. "A"*	23,932	511,666
Linear Technology Corp.	25,900	814,037
	Shares	Value ($)
Microchip Technology, Inc.*	30,300	831,129
Micron Technology, Inc.*	12,800	258,816
Pericom Semiconductor Corp.*	44,300	513,437
QLogic Corp.*	13,700	521,970
Silicon Storage Technology, Inc.*	60,700	473,460
Siliconix, Inc.*	2,000	55,400
Vitesse Semiconductor Corp.*	26,200	82,792
		5,117,514
Transportation 0.8%
Air Freight
EGL, Inc.*	24,700	418,912
Other 5.5%
Midcap SPDR Trust	13,900	1,244,745
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	16,200	1,603,152
		2,847,897
Total Common Stocks (Cost $71,709,954)		42,562,340

Cash Equivalents 17.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $8,963,964)	8,963,964	8,963,964
Total Investment Portfolio - 100.0% (Cost $80,673,918) (a)		51,526,304

Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $80,768,451. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $29,242,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,064,440 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,306,587.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $80,673,918)	$ 51,526,304
Foreign currency, at value (cost $4,089)	4,089
Receivable for investments sold	29,034
Dividends receivable	15,113
Interest receivable	14,886
Foreign taxes recoverable	127
Total assets	51,589,553
Liabilities
Payable for investments purchased	39,298
Payable for Portfolio shares redeemed	216,644
Accrued management fee	34,930
Other accrued expenses and payables	19,566
Total liabilities	310,438
Net assets, at value	$ 51,279,115
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(89,327)
Net unrealized appreciation (depreciation) on investments	(29,147,614)
Accumulated net realized gain (loss)	(12,423,340)
Paid-in capital	92,939,396
Net assets, at value	$ 51,279,115
Net Asset Value and redemption price per share ($51,279,115 / 6,652,490 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.71

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,397)	$ 73,721
Interest	130,008
Total Income	203,729
Expenses: Management fee	239,848
Custodian and accounting fees	7,903
Auditing	3,113
Legal	843
Trustees' fees and expenses	507
Reports to shareholders	2,830
Other	2,637
Total expenses, before expense reductions	257,681
Expense reductions	(596)
Total expenses, after expense reductions	257,085
Net investment income (loss)	(53,356)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,270,707)
Written options	39,183
Foreign currency related transactions	35
(3,231,489)
Net unrealized appreciation (depreciation) during the period on investments	(13,959,050)
Net gain (loss) on investment transactions	(17,190,539)
Net increase (decrease) in net assets resulting from operations	$ (17,243,895)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (53,356)	$ 377,095
Net realized gain (loss) on investment transactions	(3,231,489)	(4,894,259)
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,959,050)	(11,620,364)
Net increase (decrease) in net assets resulting from operations	(17,243,895)	(16,137,528)
Distributions to shareholders from: Net investment income	(257,527)	(652,558)
Portfolio share transactions: Proceeds from shares sold	14,438,211	32,965,142
Reinvestment of distributions	257,527	652,558
Cost of shares redeemed	(16,421,755)	(12,188,961)
Net increase (decrease) in net assets from Portfolio share transactions	(1,726,017)	21,428,739
Increase (decrease) in net assets	(19,227,439)	4,638,653
Net assets at beginning of period	70,506,554	65,867,901
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $89,327 and $221,556, respectively)	$ 51,279,115	$ 70,506,554
Other Information
Shares outstanding at beginning of period	6,898,699	4,990,960
Shares sold	1,503,452	3,006,544
Shares issued to shareholders in reinvestment of distributions	26,632	62,858
Shares redeemed	(1,776,293)	(1,161,663)
Net increase (decrease) in Portfolio shares	(246,209)	1,907,739
Shares outstanding at end of period	6,652,490	6,898,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 13.20	$ 13.99	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	(.01)	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	(2.46)	(2.92)	(.87)	3.93
Total from investment operations	(2.47)	(2.86)	(.69)	3.99
Less distributions from: Net investment income	(.04)	(.12)	-	-
Net realized gains on investment transactions	-	-	(.10)	-
Total distributions	(.04)	(.12)	(.10)	-
Net asset value, end of period	$ 7.71	$ 10.22	$ 13.20	$ 13.99
Total Return (%)	(24.28)**	(21.76)	(4.96)	39.89e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	71	66	12
Ratio of expenses before expense reductions (%)	.80*	.86	.95	2.66*
Ratio of expenses after expense reductions (%)	.80*	.86	.94	.50*
Ratio of net investment income (loss) (%)	(.16)*	.58	1.22	.80*
Portfolio turnover rate (%)	51*	42	103	90*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Blue Chip Portfolio

On April 8, 2002, Joshua Feuerman and Michael Patchen assumed management of Scudder Blue Chip Portfolio. Feuerman, who has more than 12 years of investment experience, also directs the firm's Global Quantitative Equities group - a team that manages a variety of investment products with both domestic and international exposure. Patchen is a senior portfolio manager and for the past six years has focused on managing assets on a wide variety of investment platforms.

The team is managing the portfolio much differently from the previous managers - now employing a quantitative investment style. As such, they have increased holdings to about 129 from 80 to better align the portfolio with their quantitative style. Their investment process allows them to analyze all securities thoroughly and equally. They place as much emphasis on portfolio construction as they do on stock evaluation in order to deliver a risk-controlled portfolio with the goal of consistently outperforming the S&P 500 Index over time.

While the team is not managing this as an index portfolio, it will have a high correlation to both the S&P 500 and the Russell 1000 Index, and will take only minimal deviations from the industry positions found in the S&P 500.

The managers use the Russell 1000 Index as their universe of stocks to consider for investment. The Russell 1000 Index is an unmanaged group of 1,000 large-cap stocks that is representative of the U.S. stock market. They look for companies that are undervalued relative to their industry peers, yet have earnings growth prospects that are better than the industry average. These selection criteria provide access to both value and growth stocks, which gives the portfolio the potential to perform well no matter which style of stocks is in fashion.

During the semiannual period, the portfolio lost ground, but lost less than its S&P 500 benchmark.

Joshua Feuerman
Michael Patchen
Co-Managers
Deutsche Investment Management Americas Inc.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 96.3%
Communications 4.9%
Telephone/Communications
ALLTEL Corp.	25,500	1,198,500
BellSouth Corp.	65,000	2,047,500
Sprint Corp.	374,400	3,972,384
Verizon Communications, Inc.	80,200	3,220,030
		10,438,414
Construction 0.1%
Homebuilding
Ryland Group, Inc.	4,900	243,775
Consumer Discretionary 8.0%
Apparel & Shoes 0.3%
Coach, Inc.*	10,900	598,410
Department & Chain Stores 3.3%
Best Buy Co., Inc.*	48,750	1,769,625
Home Depot, Inc.	31,300	1,149,649
TJX Companies, Inc.	104,000	2,039,440
Wal-Mart Stores, Inc.	36,100	1,985,861
		6,944,575
Home Furnishings 0.8%
Mohawk Industries, Inc.*	27,200	1,673,616
Hotels & Casinos 0.6%
Hotels.com "A"*	31,300	1,321,799
Recreational Products 0.4%
Gtech Holdings Corp.*	38,000	970,520
Specialty Retail 2.6%
Office Depot, Inc.*	75,000	1,260,000
RadioShack Corp.	62,300	1,872,738
Whole Foods Market, Inc.*	50,700	2,444,754
		5,577,492
Consumer Staples 8.2%
Alcohol & Tobacco 1.1%
Philip Morris Companies, Inc.	35,900	1,568,112
R.J. Reynolds Tobacco Holdings, Inc.	14,100	757,875
		2,325,987
Consumer Electronic and Photographic 0.5%
Whirlpool Corp.	16,000	1,045,760
Food & Beverage 4.1%
ConAgra, Inc.	121,000	3,345,650
Hershey Foods Corp.	18,900	1,181,250
PepsiCo, Inc.	59,400	2,863,080
Performance Food Group Co.*	18,200	616,252
	Shares	Value ($)
Safeway, Inc.*	20,700	604,233
		8,610,465
Package Goods/Cosmetics 2.5%
Avon Products, Inc.	38,700	2,021,688
Procter & Gamble Co.	37,700	3,366,610
		5,388,298
Durables 1.5%
Aerospace 0.9%
Lockheed Martin Corp.	29,100	2,022,450
Construction/Agricultural Equipment 0.6%
PACCAR, Inc.	27,450	1,218,506
Energy 6.7%
Oil & Gas Production 3.7%
Anadarko Petroleum Corp.	53,200	2,622,760
Devon Energy Corp.	90,500	4,459,840
Noble Energy, Inc.	18,300	659,715
		7,742,315
Oil Companies 3.0%
Exxon Mobil Corp.	128,640	5,263,949
Unocal Corp.	30,600	1,130,364
		6,394,313
Financial 17.0%
Banks 7.0%
Bank of America Corp.	51,700	3,637,612
Bank One Corp.	61,800	2,378,064
Comerica, Inc.	27,300	1,676,220
Golden West Financial Corp.	14,000	962,920
Hudson City Bancorp., Inc.	18,000	358,200
J.P. Morgan Chase & Co.	4,300	145,856
Roslyn Bancorp., Inc.	61,600	1,344,728
SunTrust Banks, Inc.	5,200	352,144
Wachovia Corp.	55,400	2,115,172
Wells Fargo & Co.	38,900	1,947,334
		14,918,250
Consumer Finance 3.3%
American Express Co.	10,300	374,096
AmeriCredit Corp.*	40,300	1,130,415
Citigroup, Inc.	130,300	5,049,125
Household International, Inc.	9,800	487,060
		7,040,696
Insurance 2.8%
Allstate Corp.	14,100	521,418
American International Group, Inc.	30,412	2,075,011
CIGNA Corp.	5,900	574,778
	Shares	Value ($)
Fidelity National Financial, Inc.	17,400	549,840
Progressive Corp.	21,900	1,266,915
Reinsurance Group of America, Inc.	13,800	425,316
W.R. Berkley Corp.	7,400	407,000
		5,820,278
Other Financial Companies 3.1%
Fannie Mae	49,100	3,621,125
Freddie Mac	14,600	893,520
Washington Mutual, Inc.	56,900	2,111,559
		6,626,204
Real Estate 0.8%
Apartment Investment & Management Co. (REIT)	10,900	536,280
Avalonbay Communities, Inc. (REIT)	4,300	200,810
Equity Office Properties Trust (REIT)	24,600	740,460
General Growth Properties, Inc. (REIT)	3,000	153,000
		1,630,550
Health 14.0%
Biotechnology 0.1%
Amgen, Inc.*	6,100	255,468
Health Industry Services 1.5%
Cerner Corp.*	10,900	521,347
DaVita, Inc.*	18,200	433,160
Oxford Health Plans*	46,000	2,137,160
		3,091,667
Hospital Management 1.2%
Tenet Healthcare Corp.*	34,200	2,447,010
Medical Supply & Specialty 3.5%
Baxter International, Inc.	4,100	182,245
Cytyc Corp.*	19,000	144,780
Johnson & Johnson	128,982	6,740,599
Medtronic, Inc.	9,400	402,790
		7,470,414
Pharmaceuticals 7.7%
Abbott Laboratories	86,600	3,260,490
Barr Laboratories, Inc.*	57,700	3,665,681
Bristol-Myers Squibb Co.	17,400	447,180
Eli Lilly & Co.	39,900	2,250,360
Forest Laboratories, Inc.*	15,500	1,097,400
Pfizer, Inc.	161,950	5,668,250
		16,389,361
Manufacturing 6.6%
Diversified Manufacturing 4.0%
3M Co.	13,700	1,685,100
Ball Corp.	4,000	165,920
	Shares	Value ($)
General Electric Co.	150,200	4,363,310
Illinois Tool Works, Inc.	23,900	1,632,370
MKS Instruments, Inc.*	29,600	594,072
		8,440,772
Electrical Products 0.3%
Hubbell, Inc. "B"	18,700	638,605
Hand Tools 0.1%
Snap-On, Inc.	7,900	234,551
Industrial Specialty 0.5%
Lear Corp.*	23,900	1,105,375
Machinery/Components/Controls 0.3%
American Axle & Manufacturing Holdings, Inc.*	14,100	419,334
Polaris Industries, Inc.	3,700	240,500
		659,834
Wholesale Distributors 1.4%
W.W. Grainger, Inc.	56,700	2,840,670
Media 2.4%
Advertising 1.6%
Getty Images, Inc.*	38,800	844,676
Interpublic Group of Companies, Inc.	71,600	1,772,816
Omnicom Group, Inc.	16,100	737,380
		3,354,872
Broadcasting & Entertainment 0.6%
Pixar, Inc.*	7,500	330,750
UnitedGlobalCom, Inc. "A"*	128,800	354,200
Viacom, Inc. "B"*	13,551	601,258
		1,286,208
Print Media 0.2%
Gannett Co., Inc.	6,400	485,760
Metals and Minerals 3.9%
Precious Metals 1.2%
Newmont Mining Corp.	92,500	2,435,525
Steel & Metals 2.7%
Nucor Corp.	62,600	4,071,504
United States Steel Corp.	86,800	1,726,452
		5,797,956
Service Industries 5.0%
Investment 0.7%
Bear Stearns Companies, Inc.	24,400	1,493,280
Miscellaneous Commercial Services 0.7%
KPMG Consulting, Inc.*	73,700	1,095,182
Viad Corp.	19,400	504,400
		1,599,582
Miscellaneous Consumer Services 1.0%
eBay, Inc.*	3,100	191,022
	Shares	Value ($)
H&R Block, Inc.	21,700	1,001,455
TXU Corp.	16,100	829,955
		2,022,432
Printing/Publishing 2.6%
Dow Jones & Co., Inc.	48,500	2,349,825
McGraw-Hill, Inc.	54,400	3,247,680
		5,597,505
Technology 14.0%
Computer Software 3.0%
Microsoft Corp.*	84,000	4,594,800
Network Associates, Inc.*	91,300	1,759,351
		6,354,151
EDP Peripherals 1.4%
Symantec Corp.*	41,800	1,373,130
VERITAS Software Corp.*	85,100	1,684,129
		3,057,259
Electronic Components/Distributors 5.2%
Avnet, Inc.	27,100	595,929
Cisco Systems, Inc.*	451,000	6,291,450
Jabil Circuit, Inc.*	50,500	1,066,055
Tech Data Corp.*	82,800	3,133,980
		11,087,414
Electronic Data Processing 1.7%
Dell Computer Corp.*	62,800	1,641,592
International Business Machines Corp.	27,300	1,965,600
		3,607,192
Semiconductors 2.7%
Cypress Semiconductor Corp.*	8,000	121,440
Intel Corp.	108,200	1,976,814
	Shares	Value ($)
Maxim Integrated Products, Inc.*	4,800	183,984
Micron Technology, Inc.*	72,600	1,467,972
Texas Instruments, Inc.	8,900	210,930
Xilinx, Inc.*	74,200	1,664,306
		5,625,446
Transportation 1.9%
Air Freight 0.3%
FedEx Corp.	14,300	763,620
Railroads 1.1%
Union Pacific Corp.	36,600	2,316,048
Trucking 0.5%
CNF Transportation, Inc.	27,400	1,040,652
Utilities 2.1%
Electric Utilities
Edison International*	130,800	2,223,600
Entergy Corp.	44,300	1,880,092
Southern Co.	14,400	394,560
		4,498,252
Total Common Stocks (Cost $217,316,776)		204,549,554

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.57%**, 7/25/2002 (c) (Cost $489,482)	490,000	489,458
	Shares	Value ($)
Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $7,341,860)	7,341,860	7,341,860
Total Investment Portfolio - 100.0% (Cost $225,148,118) (a)		212,380,872

Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $226,486,865. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $14,105,993. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,064,166 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,170,159.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At June 30, 2002, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At June 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	9/19/2002	25	6,220,027	6,193,750
Total unrealized depreciation on open futures contracts purchased				(26,277)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $225,148,118)	$ 212,380,872
Dividends receivable	172,819
Interest receivable	468
Total assets	212,554,159
Liabilities
Payable for Portfolio shares redeemed	502,565
Payable for daily variation margin	5,397
Accrued management fee	121,025
Other accrued expenses and payables	37,703
Total liabilities	666,690
Net assets, at value	$ 211,887,469
Net Assets
Net assets consist of: Undistributed net investment income	526,264
Net unrealized appreciation (depreciation) on: Investments	(12,767,246)
Futures	(26,277)
Accumulated net realized gain (loss)	(41,741,213)
Paid-in capital	265,895,941
Net assets, at value	$ 211,887,469
Net Asset Value and redemption price per share ($211,887,469 / 20,191,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.49

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,151)	$ 1,356,853
Interest	75,541
Total Income	1,432,394
Expenses: Management fee	765,396
Custodian fees	6,906
Auditing	13,258
Legal	6,524
Trustees' fees and expenses	2,265
Reports to shareholders	9,871
Other	7,322
Total expenses, before expense reductions	811,542
Expense reductions	(25)
Total expenses, after expense reductions	811,517
Net investment income (loss)	620,877
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(513,654)
Futures	(110,560)
(624,214)
Net unrealized appreciation (depreciation) during the period on: Investments	(31,411,302)
Futures	(26,277)
(31,437,579)
Net gain (loss) on investment transactions	(32,061,793)
Net increase (decrease) in net assets resulting from operations	$ (31,440,916)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 620,877	$ 940,922
Net realized gain (loss) on investment transactions	(624,214)	(34,639,379)
Net unrealized appreciation (depreciation) on investment transactions during the period	(31,437,579)	(4,738,753)
Net increase (decrease) in net assets resulting from operations	(31,440,916)	(38,437,210)
Distributions to shareholders from: Net investment income	(811,699)	(975,786)
Portfolio share transactions: Proceeds from shares sold	20,186,073	69,494,725
Reinvestment of distributions	811,699	975,786
Cost of shares redeemed	(16,527,477)	(19,446,054)
Net increase (decrease) in net assets from Portfolio share transactions	4,470,295	51,024,457
Increase (decrease) in net assets	(27,782,320)	11,611,461
Net assets at beginning of period	239,669,789	228,058,328
Net assets at end of period (including undistributed net investment income of $526,264 and $717,086, respectively)	$ 211,887,469	$ 239,669,789
Other Information
Shares outstanding at beginning of period	19,851,259	15,830,661
Shares sold	1,699,584	5,517,335
Shares issued to shareholders in reinvestment of distributions	66,642	78,578
Shares redeemed	(1,425,978)	(1,575,315)
Net increase (decrease) in Portfolio shares	340,248	4,020,598
Shares outstanding at end of period	20,191,507	19,851,259

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15	$ 10.00
Income (loss) from investment operations: Net investment income	.03[d]	.05[d]	.07[d]	.09[d]	.10	.17
Net realized and unrealized gain (loss) on investment transactions	(1.57)	(2.33)	(1.29)	3.08	1.45	.98
Total from investment operations	(1.54)	(2.28)	(1.22)	3.17	1.55	1.15
Less distributions from: Net investment income	(.04)	(.06)	(.06)	(.08)	(.10)	-
Total distributions	(.04)	(.06)	(.06)	(.08)	(.10)	-
Net asset value, end of period	$ 10.49	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15
Total Return (%)	(12.80)**	(15.81)	(7.84)	25.24	13.84	11.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212	240	228	185	78	5
Ratio of expenses before expense reductions (%)	.69*	.69	.71	.71	.76	.95*
Ratio of expenses after expense reductions (%)	.69*	.69	.71	.70	.76	.95*
Ratio of net investment income (loss) (%)	.53*	.42	.44	.67	1.18	2.07*
Portfolio turnover rate (%)	184*	118	86	64	102	78*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period May 1, 1997 (commencement of operations) to December 31, 1997.
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Contrarian Value Portfolio

Scudder Contrarian Value Portfolio held up significantly better than the broad market during a dismal first half of the year. Although the portfolio lost ground, it lost much less than its benchmark, the S&P 500 Index. The portfolio also fared better than the Russell 1000 Value Index, which measures the performance of 1,000 large companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

The financial and consumer discretionary sectors of the portfolio made the largest contributions to relative performance. Issue selection was the key driver in both areas, as the portfolio's holdings handily outperformed the sector averages on balance. The portfolio's underweight position in the highly troubled telecommunications area also added value.

Technology was one of the few areas where the portfolio lost ground relative to the Russell Index. Though the managers had reduced the portfolio's tech position from recent quarters, it was still slightly overweight compared to the Russell 1000 Value Index. This detracted from performance as technology stocks were generally the market's poorest performers.

We have been fortunate, as the portfolio has performed well, and our activity has added value on balance. We possess a quality portfolio with a projected earnings growth that is faster than the market, valuations that are lower than the market and current dividend income that is materially higher. The decline of the market has broadened the list of quality stocks we can view within the context of our philosophy. Indeed, it has been many years since we have had such a long, high-quality watch list. We will continue to be diligent and attempt to improve quality further, as well as enhance earnings growth and dividend yield.

Thomas F. Sassi
Frederick L. Gaskin
Co-Managers
Deutsche Investment Management Americas Inc.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Russell 1000 Value measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Contrarian Value Portfolio

	Shares	Value ($)
Common Stocks 90.7%
Consumer Discretionary 7.0%
Department & Chain Stores 2.5%
Gap, Inc.	85,000	1,207,000
The Limited, Inc.	104,600	2,227,980
The May Department Stores Co.	100,000	3,293,000
		6,727,980
Home Furnishings 1.2%
Newell Rubbermaid, Inc.	92,700	3,250,062
Restaurants 3.3%
McDonald's Corp.	314,000	8,933,300
Consumer Staples 7.2%
Food & Beverage
Albertson's, Inc.	63,000	1,918,980
Campbell Soup Co.	110,000	3,042,600
ConAgra, Inc.	106,300	2,939,195
H.J. Heinz Co.	53,200	2,186,520
Safeway, Inc.*	101,600	2,965,704
Sara Lee Corp.	311,800	6,435,552
		19,488,551
Durables 0.6%
Automobiles
Dana Corp.	90,600	1,678,818
Energy 12.6%
Oil & Gas Production 5.3%
BP PLC (ADR)	140,644	7,101,116
ChevronTexaco Corp.	79,600	7,044,600
		14,145,716
Oil Companies 7.3%
Exxon Mobil Corp.	279,200	11,424,864
Phillips Petroleum Co.	111,400	6,559,232
Royal Dutch Petroleum Co. (New York shares)	30,000	1,658,100
		19,642,196
Financial 30.4%
Banks 20.8%
AmSouth Bancorp.	240,000	5,371,200
Bank of America Corp.	79,906	5,622,186
FleetBoston Financial Corp.	134,000	4,334,900
J.P. Morgan Chase & Co.	189,700	6,434,624
KeyCorp	234,000	6,388,200
National City Corp.	134,900	4,485,425
PNC Financial Services Group	116,400	6,085,392
	Shares	Value ($)
SunTrust Banks, Inc.	69,700	4,720,084
U.S. Bancorp.	202,000	4,716,700
Wachovia Corp.	206,100	7,868,898
		56,027,609
Consumer Finance 1.2%
Citigroup, Inc.	84,500	3,274,375
Insurance 2.5%
Allstate Corp.	56,000	2,070,880
Lincoln National Corp.	60,000	2,520,000
MGIC Investment Corp.	30,000	2,034,000
		6,624,880
Other Financial Companies 4.6%
Fannie Mae	76,600	5,649,250
Freddie Mac	86,600	5,299,920
Washington Mutual, Inc.	40,000	1,484,400
		12,433,570
Real Estate 1.3%
Post Properties, Inc. (REIT)	119,500	3,604,120
Health 5.6%
Medical Supply & Specialty 1.9%
Becton, Dickinson & Co.	77,500	2,669,875
Waters Corp.*	90,000	2,403,000
		5,072,875
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	152,900	3,929,530
Merck & Co., Inc.	121,200	6,137,568
		10,067,098
Manufacturing 12.9%
Chemicals 3.4%
Dow Chemical Co.	210,300	7,230,114
E.I. du Pont de Nemours & Co.	45,000	1,998,000
		9,228,114
Containers & Paper 3.0%
Sonoco Products Co.	283,200	8,020,224
Diversified Manufacturing 2.8%
Honeywell International, Inc.	113,100	3,984,513
Textron, Inc.	75,600	3,545,640
		7,530,153
Electrical Products 2.0%
Emerson Electric Co.	100,000	5,351,000
Machinery/Components/Controls 1.7%
Pitney Bowes, Inc.	112,400	4,464,528
	Shares	Value ($)
Metals and Minerals 1.4%
Steel & Metals
Alcoa, Inc.	109,600	3,633,240
Service Industries 3.3%
Miscellaneous Consumer Services 1.6%
Diebold, Inc.	116,000	4,319,840
Printing/Publishing 1.7%
Equifax, Inc.	170,700	4,608,900
Technology 8.1%
Diverse Electronic Products 0.9%
Applied Materials, Inc.*	130,000	2,472,600
Electronic Data Processing 2.7%
Hewlett-Packard Co.	361,397	5,522,146
International Business Machines Corp.	23,000	1,656,000
		7,178,146
	Shares	Value ($)
Military Electronics 1.4%
Raytheon Co.	91,500	3,728,625
Semiconductors 3.1%
Intel Corp.	330,000	6,029,100
Sanmina Corp.*	378,712	2,389,673
		8,418,773
Transportation 1.6%
Railroads
Burlington Northern Santa Fe Corp.	145,000	4,350,000
Total Common Stocks (Cost $247,719,727)		244,275,293

Cash Equivalents 9.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $24,970,609)	24,970,609	24,970,609
Total Investment Portfolio - 100.0% (Cost $272,690,336) (a)		269,245,902

Notes to Scudder Contrarian Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $273,081,672. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $3,835,770. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,947,340 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,783,110.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $272,690,336)	$ 269,245,902
Dividends receivable	502,074
Interest receivable	2,616
Receivable for Portfolio shares sold	49,593
Total assets	269,800,185
Liabilities
Payable for Portfolio shares redeemed	611,099
Accrued management fee	172,838
Other accrued expenses and payables	41,788
Total liabilities	825,725
Net assets, at value	$ 268,974,460
Net Assets
Net assets consist of: Undistributed net investment income	$ 2,011,507
Net unrealized appreciation (depreciation) on investments	(3,444,434)
Accumulated net realized gain (loss)	(21,007,106)
Paid-in capital	291,414,493
Net assets, at value	$ 268,974,460
Net Asset Value and redemption price per share, ($268,974,460 / 20,751,671 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.96

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,758)	$ 2,837,450
Interest	284,754
Total Income	3,122,204
Expenses: Management fee	1,000,241
Custodian fees	4,656
Auditing	14,439
Legal	5,205
Trustees' fees and expenses	3,739
Reports to shareholders	17,688
Other	8,347
Total expenses, before expense reductions	1,054,315
Expense reductions	(23)
Total expenses, after expense reductions	1,054,292
Net investment income (loss)	2,067,912
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,494,287
Net unrealized appreciation (depreciation) during the period on investments	(9,514,653)
Net gain (loss) on investment transactions	(8,020,366)
Net increase (decrease) in net assets resulting from operations	$ (5,952,454)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 2,067,912	$ 3,987,152
Net realized gain (loss) on investment transactions	1,494,287	(1,618,134)
Net unrealized appreciation (depreciation) on investment transactions during the period	(9,514,653)	1,859,513
Net increase (decrease) in net assets resulting from operations	(5,952,454)	4,228,531
Distributions to shareholders from: Net investment income	(3,673,679)	(3,893,591)
Portfolio share transactions: Proceeds from shares sold	35,081,603	66,832,395
Reinvestment of distributions	3,673,679	3,893,591
Cost of shares redeemed	(17,038,544)	(33,531,994)
Net increase (decrease) in net assets from Portfolio share transactions	21,716,738	37,193,992
Increase (decrease) in net assets	12,090,605	37,528,932
Net assets at beginning of period	256,883,855	219,354,923
Net assets at end of period (including undistributed net investment income of $2,011,507 and $3,617,274, respectively)	$ 268,974,460	$ 256,883,855
Other Information
Shares outstanding at beginning of period	19,168,291	16,365,480
Shares sold	2,583,511	5,066,173
Shares issued to shareholders in reinvestment of distributions	265,248	307,046
Shares redeemed	(1,265,379)	(2,570,408)
Net increase (decrease) in Portfolio shares	1,583,380	2,802,811
Shares outstanding at end of period	20,751,671	19,168,291

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18	$ 11.74
Income (loss) from investment operations: Net investment income	.11[c]	.23[c]	.30[c]	.37[c]	.26	.31
Net realized and unrealized gain (loss) on investment transactions	(.36)	.01	1.40	(1.94)	2.63	3.23
Total from investment operations	(.25)	.24	1.70	(1.57)	2.89	3.54
Less distributions from: Net investment income	(.19)	(.24)	(.40)	(.30)	(.10)	(.10)
Net realized gains on investment transactions	-	-	(2.60)	(1.00)	(.40)	-
Total distributions	(.19)	(.24)	(3.00)	(1.30)	(.50)	(.10)
Net asset value, end of period	$ 12.96	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18
Total Return (%)	(1.97)**	1.87	16.13	(10.21)	19.26	30.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269	257	219	237	264	162
Ratio of expenses before expense reductions (%)	.79*	.79	.80	.81	.78	.80
Ratio of expenses after expense reductions (%)	.79*	.79	.80	.80	.78	.80
Ratio of net investment income (loss) (%)	1.55*	1.75	2.55	2.14	2.02	2.38
Portfolio turnover rate (%)	79*	72	56	88	57	46

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Global Blue Chip Portfolio

Global equity markets were dominated by uncertainty during the first half of 2002. Despite a brief reprieve early on, share prices throughout most of the developed world were generally weak as accounting scandals, renewed fears of terrorism, lackluster profits and concerns about slowing economies undermined investor confidence and weakened the U.S. dollar.

Scudder Global Blue Chip Portfolio declined but proved more resilient than its benchmark, the MSCI World Index. We continue to focus on a thematic structure that is, broadly speaking, conservative compared with the typical global portfolio. Not surprisingly, then, our theme of "safety assets," namely gold and U.S. government bonds, contributed strongly to the portfolio's relative sturdiness. Another theme added even more value during the period - darkside restructuring. Since this focus on structural reform is directed outside of the United States (in Continental Europe, China and particularly Japan), the portfolio is less exposed to the United States than its typical peer, an underweight that proved helpful during the period. Meanwhile, select stocks within the scale subcontractor theme were sensitive to the accounting scandals that clouded the markets and detracted from performance. Select virtuality (technology-related) holdings hurt as well. Looking ahead, we expect continued volatility, but more important, we see companies around the world entering into a paradigm shift, in which businesses and investors have less and less influence over the markets, and government, pensions and creditors have more. This suggests a conservative market environment for which the portfolio is well-positioned.

William E. Holzer
Peter Crays
Steve Wreford
Nicholas Bratt
Co-Managers
Deutsche Investment Management Americas Inc.

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 85.9%
Australia 1.7%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	100,205	581,543
Foster's Group Ltd. (Operator of a leading brewery)	92,700	246,534
		828,077
Brazil 0.8%
Aracruz Celulose SA "B" (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	13,600	272,000
Companhia Vale do Rio Doce (ADR) (Operator of diverse mining and industrial complex)	5,500	142,725
		414,725
Canada 6.2%
Alcan, Inc. (Manufacturer of aluminum and finished products)	8,581	326,750
Barrick Gold Corp. (Explorer and producer of gold)	39,400	748,206
Canadian National Railway Co. (Operator of railroads)	11,200	591,598
Encana Corp. (Explorer, producer and marketer of natural gas and crude oil)	23,699	730,379
Placer Dome, Inc. (Miner of gold, silver and copper)	34,300	384,808
Potash Corp. of Saskatchewan, Inc. (Producer of potash, phosphate and nitrogen)	3,315	222,050
		3,003,791
France 5.4%
Autoroutes du Sud de la France (Developer and operator of toll roads)	8,455	230,710
Autoroutes du Sud de la France* (Developer and operator of toll roads)	2,246	61,286
Aventis SA (Manufacturer of life science products)	10,201	726,249
Compagnie de Saint-Gobain* (Manufacturer and producer of glass products)	11,128	501,848
Suez SA (Builder of water treatment plants)	16,587	444,378
Vinci SA (Builder of roads and provider of engineering and construction services)	7,883	536,974
Vivendi Universal SA (Operator of music, television, film and telecommunication businesses)	6,971	151,343
		2,652,788
	Shares	Value ($)
Germany 8.2%
BASF AG (Producer of chemical products)	6,977	325,031
Bayer AG (Producer of chemical products)	16,265	518,060
Deutsche Lufthansa AG (Operator of international airline services)	6,792	95,699
Deutsche Post AG (Provider of mail delivery services)	29,271	373,217
E.On AG (Distributor of oil and chemicals)	10,196	596,902
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses)	3,379	140,818
KarstadtQuelle AG (Operator of department stores)	13,106	342,016
MAN AG (Operator of a commodities trading company)	6,171	130,301
Marschollek, Lautenschlaeger und Partner AG (Provider of investment services)	5,497	171,541
Metro AG (Operator of building, clothing, electronic and food stores)	9,333	287,081
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	2,292	544,680
Schering AG (Producer of pharmaceuticals and industrial chemicals)	7,200	452,585
		3,977,931
Hong Kong 1.8%
Bank of East Asia Ltd. (Provider of banking services)	122,000	244,784
China Mobile Ltd.* (Provider of cellular telecommunication services)	129,600	382,987
CLP Holdings Ltd. (Generator and supplier of electricity)	60,500	240,450
		868,221
Italy 0.3%
Mediobanca SpA (Provider of medium and long-term business loans and credit)	15,500	143,956
Japan 8.7%
Canon, Inc. (Producer of visual image and information equipment)	12,000	455,029
Chugai Pharmaceutical Co., Ltd. (Producer of pharmaceuticals)	7,000	84,025
	Shares	Value ($)
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	26,000	169,104
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)	6,400	322,505
KYORIN Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	3,000	72,574
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	19,000	260,034
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	41,000	336,333
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	40,000	354,916
NEC Corp. (Manufacturer of telecommunication and computer equipment)	7,000	48,868
Nikko Cordial Corp. (Provider of broker and dealer services)	16,000	81,028
Nomura Holdings, Inc. (Provider of financial services)	15,000	220,985
NTT DoCoMo, Inc. (Provider of telecommunication services and equipment)	95	234,588
Sankyo Co., Ltd. (Producer of ethical drugs)	14,000	191,018
Sony Corp. (Manufacturer of consumer electronic products)	8,500	450,383
Teijin Ltd. (Manufacturer of polyester products)	99,000	338,107
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	3,300	290,043
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	12,000	312,393
		4,221,933
Korea 0.7%
Kookmin Bank (ADR) (Provider of commercial banking services)	1,200	58,980
Kookmin Bank (Provider of commercial banking services)	5,400	262,145
		321,125
Netherlands 1.5%
Koninklijke KPN NV (Provider of telecommunication services)	101,100	475,500
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	9,667	242,200
		717,700
	Shares	Value ($)
Peru 0.3%
Compania de Minas Buenaventura SA (ADR) (Operator of silver mining, copper and gold exploration and development business)	5,700	145,920
Singapore 0.8%
DBS Group Holdings Ltd. (Provider of banking and financing services)	31,000	217,790
Flextronics International Ltd. (Provider of contract services for manufacturers of communications equipment)	24,600	175,398
		393,188
South Africa 1.7%
Anglo American Platinum Corp., Ltd. (ADR) (Producer of platinum)	5,400	199,800
Gold Fields Ltd. (ADR) (Miner and explorer of gold)	33,800	401,056
Impala Platinum Holdings Ltd. (ADR) (Miner of platinum)	4,700	251,450
		852,306
Switzerland 4.7%
ABB Ltd.* (Manufacturer of equipment)	37,159	332,090
Nestle SA (Registered) (Producer and seller of food products)	2,053	480,501
Novartis AG (Manufacturer of pharmaceutical and nutrition products)	12,370	546,079
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	4,617	453,105
Syngenta AG* (Producer of seeds and chemicals for crop protection)	8,085	487,794
		2,299,569
United Kingdom 9.6%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	61,010	136,315
BOC Group PLC (Producer of chemical products)	38,666	602,968
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	18,634	404,365
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment services)	57,317	528,484
National Grid Group PLC (Operator of electricity and telecom networks)	69,292	494,151
	Shares	Value ($)
Pearson PLC (Operator of a diversified media and entertainment holding company)	38,274	382,186
Railtrack Group PLC (Operator of railway infrastructure)	54,206	184,573
Reuters Group PLC (Provider of international news and information)	60,906	324,362
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	36,645	674,639
Scottish Power PLC (Operator of electric utility business)	37,173	200,671
Shell Transport & Trading PLC (Provider of oil and gas)	63,081	477,853
Vodafone Group PLC (Provider of mobile telecommunication services)	206,692	284,680
		4,695,247
United States 33.5%
Allegheny Energy, Inc. (Provider of electric and gas power)	11,700	301,275
American International Group, Inc. (Provider of insurance services)	2,500	170,575
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas)	16,300	803,590
Automatic Data Processing, Inc. (Provider of various data processing services)	7,400	322,270
Boston Properties, Inc. (REIT) (Developer of commercial and industrial real estate)	11,300	451,435
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas)	13,100	497,800
Calpine Corp.* (Operator of power generation facilities)	38,400	269,952
Chubb Corp. (Provider of property and casualty insurance services)	6,100	431,880
Comcast Corp. "A"* (Provider of cable television, sound and telecommunication systems)	13,200	314,688
Dow Chemical Co. (Producer of chemicals)	12,600	433,188
eBay, Inc.* (Provider of online auction services)	800	49,296
Edison International* (Holder of an electric utility company)	27,700	470,900
Electronic Arts, Inc.* (Developer and marketer of entertainment software)	1,700	112,285
Electronic Data Systems Corp. (Provider of computer outsourcing and consulting services)	10,800	401,220
	Shares	Value ($)
EMC Corp. (Provider of enterprise storage systems, software, networks and services)	29,900	225,745
Equity Residential (REIT) (Operator of multifamily properties containing apartments)	16,900	485,875
Exelon Corp. (Distributor of electricity and gas)	12,275	641,983
Exxon Mobil Corp. (Explorer and producer of oil and gas)	12,700	519,684
FPL Group, Inc. (Provider of electric energy)	5,200	311,948
Genentech, Inc. (Developer and discoverer of human pharmaceuticals)	3,800	127,300
Genzyme Corp.* (General Division) (Operator of diversified, integrated human health care company)	2,700	51,948
Guidant Corp.* (Developer and manufacturer of products used in minimally invasive surgery)	5,900	178,357
Human Genome Sciences, Inc.* (Licenser of a proprietary database of genes and partial gene sequences)	11,700	156,780
Immunex Corp.* (Developer of biopharmaceutical products)	22,900	511,586
Intel Corp. (Designer, manufacturer and seller of computer components and related products)	15,200	277,704
International Paper Co. (Manufacturer of paper, pulp and wood products)	10,100	440,158
Intuit, Inc.* (Provider of financial software for households and small businesses)	9,500	472,340
KPMG Consulting, Inc.* (Provider of Internet and system integration services as well as e-business strategies)	14,200	211,012
Liberty Media Corp. "A"* (Owner of video programming, communications and internet businesses)	31,800	317,998
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)	12,000	834,000
Merck & Co., Inc. (Provider of pharmaceuticals)	7,800	394,992
Microsoft Corp.* (Developer of computer software)	6,400	350,080
Nabors Industries Ltd.* (Producer of oil and gas through drilling)	5,000	176,500
Newmont Mining Corp. (Explorer and miner of gold)	25,600	674,048
	Shares	Value ($)
PeopleSoft, Inc.* (Manufacturer of human resource management software)	25,500	379,440
Phillips Petroleum Co. (Explorer, producer and refiner of petroleum)	8,100	476,928
ProLogis (REIT) (Owner of global corporate distribution facilities)	18,500	481,000
Sabre Holdings Corp.* (Provider of online travel reservation capabilities)	18,600	665,880
St. Paul Companies, Inc. (Provider of insurance products and services)	6,300	245,196
Unocal Corp. (Explorer and producer of oil and gas)	6,800	251,192
UnumProvident Corp. (Provider of group disability and special risk insurance)	19,800	503,910
USEC, Inc. (Provider of enriched uranium products and services)	7,000	61,600
Verizon Communications, Inc. (Provider of wireline voice and data services)	10,200	409,530
Viacom, Inc. "B"* (Provider of entertainment and publishing services)	1,900	84,303
Wyeth (Manufacturer of pharmaceutical and health care products)	8,200	419,840
		16,369,211
Total Common Stocks (Cost $45,145,774)		41,905,688
	Principal Amount ($) (c)	Value ($)
Foreign Bonds - Non U.S.$ Denominated 3.7%
Germany
Bundesobilgation, Series 137, 5.0%, 2/17/2006 (Cost $1,639,802)	EUR 1,750,000	1,773,249

U.S. Treasury Obligations 2.6%
United States
U.S. Treasury Note:
5.0%, 8/15/2011	500,000	506,945
5.25%, 5/15/2004	750,000	783,888
Total U.S. Treasury Obligations (Cost $1,260,417)		1,290,833
	Shares	Value ($)
Cash Equivalents 7.8%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,825,614)	3,825,614	3,825,614
Total Investment Portfolio - 100.0% (Cost $51,871,607) (a)		48,795,384

At June 30, 2002, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Financial	$ 6,029,218	12.4%
Manufacturing	5,926,933	12.1%
Metals and Minerals	4,592,545	9.4%
Energy	4,575,909	9.4%
Health	3,451,257	7.1%
Utilities	3,330,627	6.8%
Technology	3,130,792	6.4%
Service Industries	3,064,082	6.3%
Miscellaneous	7,804,325	16.0%
Total Common Stocks	41,905,688	85.9%
Foreign Bonds - Non U.S.$ Denominated	1,773,249	3.7%
U.S. Treasury Obligations	1,290,833	2.6%
Cash Equivalents	3,825,614	7.8%
Total Investment Portfolio	$ 48,795,384	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $52,004,417. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $3,209,033. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,662,853 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,871,886.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in U.S. dollars unless otherwise noted.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $51,871,607)	$ 48,795,384
Dividends receivable	78,852
Interest receivable	51,587
Receivable for Portfolio shares sold	82,897
Foreign taxes recoverable	30,376
Unrealized appreciation on forward foreign currency exchange contracts	15,659
Total assets	49,054,755
Liabilities
Due to custodian bank	1,410
Payable for Portfolio shares redeemed	37,949
Payable for investments purchased	151,523
Unrealized depreciation on forward foreign currency exchange contracts	220,310
Accrued management fee	43,313
Other accrued expenses and payables	38,414
Total liabilities	492,919
Net assets, at value	$ 48,561,836
Net Assets
Net assets consist of: Undistributed net investment income	146,808
Net unrealized appreciation (depreciation) on: Investments	(3,076,223)
Foreign currency related transactions	(196,969)
Accumulated net realized gain (loss)	(4,451,384)
Paid-in capital	56,139,604
Net assets, at value	$ 48,561,836
Net Asset Value and redemption price per share ($48,561,836 / 5,341,922 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.09

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,702)	$ 417,471
Interest	77,009
Total Income	494,480
Expenses: Management fee	234,317
Custodian and accounting fees	82,848
Auditing	3,366
Legal	17,753
Trustees' fees and expenses	1,211
Reports to shareholders	3,924
Other	487
Total expenses, before expense reductions	343,906
Expense reductions	(35,148)
Total expenses, after expense reductions	308,758
Net investment income (loss)	185,722
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(934,411)
Foreign currency related transactions	62,342
(872,069)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,424,070)
Foreign currency related transactions	(303,828)
(1,727,898)
Net gain (loss) on investment transactions	(2,599,967)
Net increase (decrease) in net assets resulting from operations	$ (2,414,245)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 185,722	$ 276,757
Net realized gain (loss) on investment transactions	(872,069)	(2,830,053)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,727,898)	(3,381,648)
Net increase (decrease) in net assets resulting from operations	(2,414,245)	(5,934,944)
Distributions to shareholders from: Net investment income	(282,572)	-
Net realized gains	-	(1,040,793)
Portfolio share transactions: Proceeds from shares sold	35,825,502	28,559,273
Reinvestment of distributions	282,572	1,040,793
Cost of shares redeemed	(29,307,174)	(11,551,197)
Net increase (decrease) in net assets from Portfolio share transactions	6,800,900	18,048,869
Increase (decrease) in net assets	4,104,083	11,073,132
Net assets at beginning of period	44,457,753	33,384,621
Net assets at end of period (including undistributed net investment income of $146,808 and $243,658, respectively)	$ 48,561,836	$ 44,457,753
Other Information
Shares outstanding at beginning of period	4,612,725	2,826,231
Shares sold	3,834,166	2,838,959
Shares issued to shareholders in reinvestment of distributions	29,191	103,377
Shares redeemed	(3,134,160)	(1,155,842)
Net increase (decrease) in Portfolio shares	729,197	1,786,494
Shares outstanding at end of period	5,341,922	4,612,725

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 11.81	$ 12.37	$ 9.79	$ 10.00
Income (loss) from investment operations: Net investment income	.04[d]	.08[d]	.03[d]	.04[d]	.03
Net realized and unrealized gain (loss) on investment transactions	(.53)	(1.90)	(.44)	2.57	(.24)
Total from investment operations	(.49)	(1.82)	(.41)	2.61	(.21)
Less distributions from: Net investment income	(.06)	-	-	(.03)	-
Net realized gains on investment transactions	-	(.35)	(.15)	-	-
Total distributions	(.06)	(.35)	(.15)	(.03)	-
Net asset value, end of period	$ 9.09	$ 9.64	$ 11.81	$ 12.37	$ 9.79
Total Return (%)	(5.24)e**	(15.48)	(3.36)[e]	26.70[e]	(2.10)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	44	33	17	4
Ratio of expenses before expense reductions (%)	1.47*	1.24	1.78	3.47	12.32*
Ratio of expenses after expense reductions (%)	1.32*	1.24	1.50	1.56	1.56*
Ratio of net investment income (loss) (%)	.79*	.76	.28	.39	.91*
Portfolio turnover rate (%)	12*	52	54	65	67*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Government Securities Portfolio

Interest rates moved higher in the first few months of the year as economic data firmed and bond market participants began to anticipate a less accommodative Federal Reserve Board. Mortgage prepayment concerns ebbed, and investors shed Treasuries in favor of higher-yielding bond-market sectors. GNMA (Government National Mortgage Association) securities fared well during the period, with strong performance in the second quarter. In June, in particular, investors' growing concerns about accounting practices among some companies in the United States undermined confidence in the U.S. equity markets. This risk aversion helped create a more favorable climate for high-quality fixed-income assets such as GNMA, government-agency and Treasury securities.

In this environment, the portfolio underperformed its benchmark, the Salomon Brothers Government National Mortgage Association (GNMA) Index, and outperformed the average fund in the Lipper GNMA Funds category. During the period, the fund's allocation to Treasuries was reduced in favor of GNMAs.

As a result of these sharp market declines, general market sentiment is indicating that it is unlikely the Federal Reserve Board will boost interest rates anytime soon. Although various economic measures, including retail and auto sales, as well as manufacturing, have been fairly strong, inflation has remained stable, giving the Fed little reason to raise interest rates. And, given the unsettled corporate bond and stock markets, we believe high-quality fixed-income securities such as GMNAs and Treasuries should continue to be attractive vehicles for portfolio diversification.

Scott E. Dolan
Lead Manager

John Dugenske
Sean McCaffrey
William Chepolis
Portfolio Managers
Deutsche Investment Management Americas Inc.

The Salomon Brothers 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Government Securities Portfolio

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 1.9%
U.S. Treasury Bond, 11.25%, 2/15/2015	3,350,000	5,204,539
U.S. Treasury Note:
4.375%, 5/15/2007	3,000,000	3,041,250
4.875%, 2/15/2012 (f)	1,650,000	1,656,188
Total U.S. Treasury Obligations (Cost $9,831,412)		9,901,977

Government National Mortgage Association 49.5%
5.5%, 11/20/2031	1,902,510	1,829,229
6.0% with various maturities to 7/1/2032 (e)	45,666,351	45,561,440
6.5% with various maturities to 7/1/2032 (e)	18,564,195	19,044,362
7.0% with various maturities to 7/1/2032 (d) (e)	95,008,140	98,716,957
7.5% with various maturities to 8/1/2032	51,368,796	54,279,468
8.0% with various maturities to 7/1/2032	30,694,875	32,693,804
8.5% with various maturities to 2/15/2031	1,321,227	1,419,463
9.0%, 8/15/2027	145,146	158,177
9.5% with various maturities to 12/15/2022	174,643	195,565
10.0% with various maturities to 3/15/2016	103,592	116,359
Total Government National Mortgage Association (Cost $249,587,300)		254,014,824

U.S. Government Agency Pass-Thrus 24.5%
Federal Home Loan Mortgage Corporation 12.3%
5.5%, 2/1/2017	2,125,308	2,132,134
6.0% with various maturities to 2/1/2032	2,225,443	2,267,443
6.5% with various maturities to 7/1/2032	53,994,136	55,160,088
	Principal Amount ($)	Value ($)
7.0% with various maturities to 11/1/2031	2,850,656	2,965,811
7.5% with various maturities to 12/1/2030	202,249	212,570
8.0% with various maturities to 11/1/2030	74,194	78,735
8.5% with various maturities to 7/1/2030	39,318	41,951
		62,858,732
Federal Housing Authority 0.0%
8.5%, 3/15/2026	8,628	9,305
Federal National Mortgage Association 12.2%
6.0% with various maturities to 4/1/2032	1,805,601	1,809,761
6.5% with various maturities to 7/1/2032	56,832,668	58,029,296
7.0% with various maturities to 3/1/2032	2,167,395	2,247,200
7.5% with various maturities to 6/1/2030	571,332	604,236
8.0%, 12/1/2024	122,287	131,298
		62,821,791
Total U.S. Government Agency Pass-Thrus (Cost $125,334,352)		125,689,828

Repurchase Agreements 6.3%
First Boston Government, 1.81% to be repurchased at $16,004,023 on 7/3/2002	16,000,000	16,000,000
Goldman Sachs, 1.84% to be repurchased at $16,004,089 on 7/3/2002	16,000,000	16,000,000
Total Repurchase Agreements (b) (Cost $32,000,000)		32,000,000
	Shares	Value ($)
Cash Equivalents 17.8%
Scudder Cash Management QP Trust, 1.93% (c) (Cost $91,342,372)	91,342,372	91,342,372
Total Investment Portfolio - 100.0% (Cost $508,095,436) (a)		512,949,001

Notes to Scudder Government Securities Portfolio of Investments

(a) The cost for federal income tax purposes was $508,110,200. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $4,838,801. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,050,647 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $211,846.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) When-issued of forward delivery securities (see Notes to Financial Statements).
(e) Mortgage dollar roll included.
(f) At June 30, 2002, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
At June 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year U.S. Treasury Note	9/19/2002	85	9,077,545	9,114,922
Total unrealized depreciation on open futures contracts				(37,377)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $508,095,436)	$ 512,949,001
Cash	684,518
Receivable for investments sold	116,814,387
Interest receivable	2,216,969
Receivable for Portfolio shares sold	1,803,273
Total assets	634,468,148
Liabilities
Payable for investments purchased	222,188,325
Payable for when-issued and forward delivery securities	14,069,578
Payable for Portfolio shares redeemed	20,599
Payable for daily variation margin on open futures contracts	8,117
Accrued management fee	173,594
Other accrued expenses and payables	40,383
Total liabilities	236,500,596
Net assets, at value	$ 397,967,552
Net Assets
Net assets consist of: Undistributed net investment income	7,368,593
Net unrealized appreciation (depreciation) on: Investments	4,853,565
Futures	(37,377)
Accumulated net realized gain (loss)	(33,442)
Paid-in capital	385,816,213
Net assets, at value	$ 397,967,552
Net Asset Value and redemption price per share ($397,967,552 / 32,218,193 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.35

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 9,095,047
Expenses: Management fee	927,871
Custodian fees	11,368
Auditing	17,385
Legal	4,712
Trustees' fees and expenses	3,887
Reports to shareholders	23,293
Registration fees	110
Other	12,084
Total expenses, before expense reductions	1,000,710
Expense reductions	(1,535)
Total expenses, after expense reductions	999,175
Net investment income	8,095,872
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,017,168
Futures	(7,031)
1,010,137
Net unrealized appreciation (depreciation) during the period on: Investments	4,357,688
Futures	(37,377)
4,320,311
Net gain (loss) on investment transactions	5,330,448
Net increase (decrease) in net assets resulting from operations	$ 13,426,320

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 8,095,872	$ 11,860,030
Net realized gain (loss) on investment transactions	1,010,137	5,265,362
Net unrealized appreciation (depreciation) on investment transactions during the period	4,320,311	(1,657,525)
Net increase (decrease) in net assets resulting from operations	13,426,320	15,467,867
Distributions to shareholders from: Net investment income	(11,715,627)	(8,562,567)
Portfolio share transactions: Proceeds from shares sold	112,849,024	215,007,849
Reinvestment of distributions	11,715,627	8,562,567
Cost of shares redeemed	(33,531,192)	(77,005,299)
Net increase (decrease) in net assets from Portfolio share transactions	91,033,459	146,565,117
Increase (decrease) in net assets	92,744,152	153,470,417
Net assets at beginning of period	305,223,400	151,752,983
Net assets at end of period (including undistributed net investment income of $7,368,593 and $10,988,348, respectively)	$ 397,967,552	$ 305,223,400
Other Information
Shares outstanding at beginning of period	24,768,244	12,690,900
Shares sold	9,194,427	17,709,116
Shares issued to shareholders in reinvestment of distributions	978,749	729,095
Shares redeemed	(2,723,227)	(6,360,867)
Net increase (decrease) in Portfolio shares	7,449,949	12,077,344
Shares outstanding at end of period	32,218,193	24,768,244

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07	$ 12.07
Income (loss) from investment operations: Net investment income	.29[d]	.61[d]	.75[d]	.72[d]	.62	.84
Net realized and unrealized gain (loss) on investment transactions	.19	.25	.45	(.64)	.19	.16
Total from investment operations	.48	.86	1.20	.08	.81	1.00
Less distributions from: Net investment income	(.45)	(.50)	(.80)	(.60)	(.80)	(1.00)
Total distributions	(.45)	(.50)	(.80)	(.60)	(.80)	(1.00)
Net asset value, end of period	$ 12.35	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07
Total Return (%)	3.93**	7.48	10.93	.68	7.03	8.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	305	152	146	123	87
Ratio of expenses before expense reductions (%)	.59*	.60	.61	.63	.65	.64
Ratio of expenses after expense reductions (%)	.59*	.60	.60	.63	.65	.64
Ratio of net investment income (loss) (%)	4.69*	5.06	6.60	6.13	6.27	7.12
Portfolio turnover rate (%)	468*	334	173	150	142	179

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Growth Portfolio

In the face of growing concerns about accounting practices and the resulting impact on investor confidence, equity markets experienced one of their most difficult quarters in many years. And, as value stocks entered their third year of outperformance vs. growth stocks, large-cap growth portfolios, such as this one, underperformed in the broad-based market decline.

Scudder Growth Portfolio lost ground, falling further than its benchmark, the Russell 1000 Growth Index, which measures the performance of large companies with greater-than-average growth orientation compared with the overall market.

The main detractors from performance were the fund's technology and consumer discretionary holdings. The technology sector suffered from a series of disappointing earnings reports, broker downgrades and worries over the timing of a recovery in technology spending. The portfolio's overweight position in media companies, compared with its benchmark, had been a source of positive returns in the consumer discretionary sector, but lost significant ground late in the six-month period. Tyco International also caused considerable problems for the portfolio before it was eliminated early in May.

During a period when health care stocks as a whole struggled, the portfolio's strong stock selection in the sector added to performance. The portfolio also benefited from its minimal exposure to the poorest-performing pharmaceutical stocks, which helped mitigate declines in other areas of the portfolio. Good stock selection in financials, primarily in the area of regional banks, also helped the portfolio's performance.

The U.S. economy continues to rebound and appears to be on track for renewed growth in the second half of 2002. Although investment markets have not yet responded, we are confident that they will do so eventually, and that many companies will see improved earnings as the economy advances. In our view, a great deal of speculation has been wrung out of the market, and investors seem to be employing a more fundamentally-based approach to investing. We have continued to shift the portfolio to a more pro-cyclical posture, which should boost performance as the economy recovers.

William F. Gadsden
Jesse Stuart
Co-Managers
Deutsche Investment Management Americas Inc.

Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 98.5%
Consumer Discretionary 10.1%
Department & Chain Stores 8.5%
Home Depot, Inc.	229,625	8,434,126
Target Corp.	154,700	5,894,070
TJX Companies, Inc.	153,600	3,012,096
Wal-Mart Stores, Inc.	152,390	8,382,974
		25,723,266
Specialty Retail 1.6%
Staples, Inc.*	244,800	4,822,560
Consumer Staples 5.7%
Food & Beverage 3.2%
PepsiCo, Inc.	200,450	9,661,690
Package Goods/Cosmetics 2.5%
Colgate-Palmolive Co.	150,040	7,509,502
Durables 2.0%
Aerospace
United Technologies Corp.	87,500	5,941,250
Energy 4.2%
Oil & Gas Production 2.1%
Devon Energy Corp.	33,100	1,631,168
EOG Resources, Inc.	39,500	1,568,150
Noble Corp.*	83,500	3,223,100
		6,422,418
Oilfield Services/Equipment 2.1%
Nabors Industries Ltd.*	89,300	3,152,290
Schlumberger Ltd.	65,500	3,045,750
		6,198,040
Financial 13.0%
Banks 4.8%
Fifth Third Bancorp.	114,800	7,651,420
State Street Corp.	150,200	6,713,940
		14,365,360
Consumer Finance 2.7%
Citigroup, Inc.	126,700	4,909,625
Household International, Inc.	63,900	3,175,830
		8,085,455
Insurance 1.7%
American International Group, Inc.	75,510	5,152,047
Other Financial Companies 3.8%
Fannie Mae	33,900	2,500,125
Freddie Mac	78,300	4,791,960
	Shares	Value ($)
Lehman Brothers Holdings, Inc.	69,900	4,370,148
		11,662,233
Health 25.6%
Biotechnology 2.8%
Amgen, Inc.*	122,600	5,134,488
Genentech, Inc.*	101,000	3,383,500
		8,517,988
Health Industry Services 3.1%
Laboratory Corp. of America Holdings*	112,400	5,131,060
McKesson Corp.	130,200	4,257,540
		9,388,600
Hospital Management 4.3%
HCA, Inc.	147,200	6,992,000
Tenet Healthcare Corp.*	82,400	5,895,720
		12,887,720
Medical Supply & Specialty 10.0%
Baxter International, Inc.	165,000	7,334,250
Johnson & Johnson	268,286	14,020,626
Medtronic, Inc.	160,100	6,860,285
Zimmer Holdings, Inc.*	53,700	1,914,942
		30,130,103
Pharmaceuticals 5.4%
Pfizer, Inc.	420,242	14,708,470
Teva Pharmaceutical Industries Ltd. (ADR)	20,900	1,395,702
		16,104,172
Manufacturing 5.9%
Diversified Manufacturing 4.8%
General Electric Co.	497,940	14,465,157
Machinery/Components/Controls 1.1%
Johnson Controls, Inc.	39,400	3,215,434
Media 7.1%
Advertising 1.1%
Omnicom Group, Inc.	71,440	3,271,952
Broadcasting & Entertainment 4.8%
AOL Time Warner, Inc.*	287,980	4,236,186
Clear Channel Communications, Inc.*	121,050	3,876,021
Viacom, Inc. "B"*	146,530	6,501,536
		14,613,743
Cable Television 1.2%
Comcast Corp. "A"*	150,000	3,576,000
	Shares	Value ($)
Service Industries 1.7%
Miscellaneous Commercial Services
Concord EFS, Inc.*	109,300	3,294,302
Paychex, Inc.	62,600	1,958,754
		5,253,056
Technology 23.2%
Computer Software 8.7%
BEA Systems, Inc.*	293,000	2,757,130
Microsoft Corp.*	385,040	21,061,688
PeopleSoft, Inc.*	159,400	2,371,872
		26,190,690
Diverse Electronic Products 3.3%
Applied Materials, Inc.*	408,860	7,776,518
Molex, Inc.	65,700	2,202,921
		9,979,439
EDP Peripherals 0.9%
EMC Corp.*	350,700	2,647,785
	Shares	Value ($)
Electronic Components/Distributors 3.0%
Analog Devices, Inc.*	88,100	2,616,570
Cisco Systems, Inc.*	457,820	6,386,589
		9,003,159
Electronic Data Processing 2.2%
International Business Machines Corp.	92,700	6,674,400
Semiconductors 5.1%
Intel Corp.	263,540	4,814,876
Linear Technology Corp.	130,130	4,089,986
Micron Technology, Inc.*	165,600	3,348,432
Xilinx, Inc.*	146,100	3,277,023
		15,530,317
Total Common Stocks (Cost $321,973,971)		296,993,536

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,451,323)	4,451,323	4,451,323
Total Investment Portfolio - 100.0% (Cost $326,425,294) (a)		301,444,859

Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $326,818,056. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $25,373,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,342,138 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,715,335.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $326,425,294)	$ 301,444,859
Receivable investments sold	4,475,947
Dividends receivable	201,828
Interest receivable	632
Receivable for Portfolio shares sold	38,614
Total assets	306,161,880
Liabilities
Due to custodian bank	275
Due to Advisor	17,142
Payable for investments purchased	107,597
Payable for Portfolio shares redeemed	234,261
Accrued management fee	160,507
Other accrued expenses and payables	88,827
Total liabilities	608,609
Net assets, at value	$ 305,553,271
Net Assets
Net assets consist of:
Accumulated net investment loss	(42,210)
Net unrealized appreciation (depreciation) on investments	(24,980,435)
Accumulated net realized gain (loss)	(115,584,585)
Paid-in capital	446,160,501
Net assets, at value	$ 305,553,271
Net Asset Value and redemption price per share ($305,553,271 / 18,487,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.53

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 1,128,796
Interest	57,287
Total Income	1,186,083
Expenses: Management fee	1,128,449
Custodian fees	9,225
Auditing	38,310
Legal	5,568
Trustees' fees and expenses	6,718
Reports to shareholders	28,169
Other	11,871
Total expenses, before expense reductions	1,228,310
Expense reductions	(17)
Total expenses, after expense reductions	1,228,293
Net investment income (loss)	(42,210)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(18,586,426)
Foreign currency related transactions	560
(18,585,866)
Net unrealized appreciation (depreciation) during the period on: Investments	(68,012,409)
Foreign currency related transactions	(195)
(68,012,604)
Net gain (loss) on investment transactions	(86,598,470)
Net increase (decrease) in net assets resulting from operations	$ (86,640,680)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (42,210)	$ 590,063
Net realized gain (loss) on investment transactions	(18,585,866)	(82,895,818)
Net unrealized appreciation (depreciation) on investment transactions during the period	(68,012,604)	(47,491,840)
Net increase (decrease) in net assets resulting from operations	(86,640,680)	(129,797,595)
Distributions to shareholders from: Net investment income	-	(587,343)
Net realized gains	-	(43,022,245)
Return of capital	-	(217,806)
Portfolio share transactions: Proceeds from shares sold	13,335,503	51,049,322
Net assets acquired in tax-free reorganization	-	7,576,034
Reinvestment of distributions	-	43,827,394
Cost of shares redeemed	(40,702,420)	(91,817,139)
Net increase (decrease) in net assets from Portfolio share transactions	(27,366,917)	10,635,611
Increase (decrease) in net assets	(114,007,597)	(162,989,378)
Net assets at beginning of period	419,560,868	582,550,246
Net assets at end of period (including accumulated net investment loss of $42,210 at June 30, 2002)	$ 305,553,271	$ 419,560,868
Other Information
Shares outstanding at beginning of period	19,928,329	19,340,010
Shares sold	664,106	2,255,890
Shares issued in tax-free reorganization	-	318,053
Shares issued to shareholders in reinvestment of distributions	-	2,073,659
Shares redeemed	(2,104,707)	(4,059,283)
Net increase (decrease) in Portfolio shares	(1,440,601)	588,319
Shares outstanding at end of period	18,487,728	19,928,329

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01	$ 33.71
Income (loss) from investment operations: Net investment income (loss)	-c***	.03[c]	(.01)[c]	(.01)[c]	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(4.52)	(6.75)	(6.81)	10.98	4.59	4.48
Total from investment operations	(4.52)	(6.72)	(6.82)	10.97	4.66	4.60
Less distributions from: Net investment income	-	(.03)	-	-	(.10)	(.20)
Net realized gains on investment transactions	-	(2.31)	(3.60)	-	(5.00)	(8.10)
Return of capital	-	(.01)	-	-	-	-
Total distributions	-	(2.35)	(3.60)	-	(5.10)	(8.30)
Net asset value, end of period	$ 16.53	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01
Total Return (%)	(21.47)**	(22.34)	(19.06)	37.12	15.10	21.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	306	420	583	738	629	563
Ratio of expenses (%)	.65*	.63	.65	.66	.66	.65
Ratio of net investment income (loss) (%)	(.02)*	.13	(.03)	(.04)	.28	.42
Portfolio turnover rate (%)	20*	73	65	87	109	170

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Management Summary June 30, 2002

Scudder High Yield Portfolio

High-yield bonds started the year strong as defaults began to decline and new issuance came to market. However, in June, WorldCom's announcement of $3.8 billion in accounting fraud shook the entire marketplace and caused high-yield prices to drop sharply. In this setting, investor interest in high-yield bonds declined significantly, as investors sought out higher-quality fare. The portfolio's three percent loss was better than that of the average peer in the Lipper High Yield Debt Funds category, which fell 3.54 percent. The management team, headed by Andrew Cestone, has worked to trim exposure to riskier, underperforming issues in sectors such as cable and wireless telecommunication. In this environment, diversification of holdings has never been more critical. Although management continues to look for attractive lower-rated securities, good risk-return opportunities lie in BB-rated and crossover securities. (Crossover securities are BB-rated by one rating agency and BBB-rated by another agency.) We continue to look for opportunities in utilities, where we believe continued economic growth and scaled back capital expenditures may lead to improvement in the cash flow generation for the sector during 2003. With a slow recovery underway along with uncertainty in many parts of the world, the increased potential for terrorist attacks and now accounting scandals, the market may continue to be volatile. Against that backdrop, the team remains focused on the longer-term valuation of the companies in which it invests.

Andrew Cestone
Harry Resis, Jr.
Co-Managers
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder High Yield Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 81.4%
Communications 8.4%
AirGate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	1,980,000	396,000
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	695,000	104,250
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	1,760,000	193,600
American Tower Corp., 9.375%, 2/1/2009	3,180,000	1,749,000
Avaya, Inc., 11.125%, 4/1/2009	1,410,000	1,290,150
Celcaribe SA, Step-up Coupon, 0% to 3/15/1998, 14.5% to 3/15/2004	1,315,000	920,500
Century Communications Corp.:
Series B, Zero Coupon, 1/15/2008*	310,000	57,350
8.375%, 11/15/2017*	790,000	237,000
8.75%, 10/1/2007	845,000	249,275
9.5%, 3/1/2005*	245,000	73,500
Crown Castle International Corp.:
9.375%, 8/1/2011	310,000	195,300
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	3,080,000	2,063,600
FairPoint Communications, Inc.:
Series B, 9.5%, 5/1/2008	160,000	132,800
12.5%, 5/1/2010	1,615,000	1,534,250
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,190,000	157,125
Impsat Corp., 12.375%, 6/15/2008*	1,805,000	36,100
Level 3 Communications, Inc., 11.0%, 3/15/2008	1,685,000	581,325
MGC Communications, Inc., 13.0%, 10/1/2004	2,000,000	800,000
Motorola, Inc., 8.0%, 11/1/2011	435,000	424,503
Nextel Communications, Inc.:
9.375%, 11/15/2009	500,000	253,750
9.5%, 2/1/2011	1,000,000	492,500
Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	2,410,000	1,313,450
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	630,000	15,750
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	2,000,000	30,000
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	920,000	13,800
Panamsat Corp., 8.5%, 2/1/2012	315,000	289,800
Price Communications Wireless, 9.125%, 12/15/2006	2,490,000	2,592,713
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	2,810,000	1,559,550
7.25%, 2/15/2011	125,000	70,000
Qwest Corp., 5.625%, 11/15/2008	1,115,000	836,250
Rural Cellular Corp., 9.75%, 1/15/2010	570,000	273,600
SBA Communications Corp.:
10.25%, 2/1/2009	1,020,000	612,000
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,150,000	644,000
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	3,220,000	998,200
Sprint Capital Corp.:
7.125%, 1/30/2006	50,000	40,010
8.375%, 3/15/2012	450,000	372,805
Telecorp PCS, Inc., Step-up-Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	117,000	88,920
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	690,000	69
Tritel PCS, Inc.:
10.375%, 1/15/2011	643,000	585,130
Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	806,000	632,710
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	955,000	592,100
TSI Telecommunication Services, Inc., 12.75%, 2/1/2009	185,000	179,450
US Unwired, Inc., Series B, Step-up Coupon, 0% to 11/1/2004, 13.375% to 11/1/2009	345,000	82,800
WorldCom, Inc.:
6.95%, 8/15/2028*	1,145,000	171,750
8.25%, 5/15/2031*	1,025,000	153,750
		24,090,485
	Principal Amount ($)	Value ($)
Construction 4.5%
Dayton Superior Corp., 13.0%, 6/15/2009	50,000	50,000
Dimac Corp., 12.5%, 10/1/2008*	1,540,000	15,400
Georgia-Pacific Corp., 8.125%, 5/15/2011	1,275,000	1,220,300
KB Home, 8.625%, 12/15/2008	685,000	691,850
Lennar Corp., 9.95%, 5/1/2010	1,550,000	1,705,000
Nortek, Inc., 9.125%, 9/1/2007	710,000	718,875
Ryland Group, Inc., 9.75%, 9/1/2010	370,000	400,525
Schuler Homes, Inc., 10.5%, 7/15/2011	1,050,000	1,123,500
Standard Pacific Corp., 8.5%, 4/1/2009	480,000	476,400
Terex Corp., 8.875%, 4/1/2008	2,980,000	3,024,700
Toll Corp.:
7.75%, 9/15/2007	210,000	205,275
8.125%, 2/1/2009	100,000	99,750
8.75%, 11/15/2006	500,000	507,500
WCI Communities, Inc., 10.625%, 2/15/2011	2,490,000	2,602,042
		12,841,117
Consumer Discretionary 16.8%
Advantica Restaurant Co., 11.25%, 1/15/2008	1,614,706	1,261,489
American Achieve Corp., 11.625%, 1/1/2007	600,000	618,750
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,580,000	1,694,550
Avondale Mills, Inc., 10.25%, 5/1/2006	1,590,000	1,496,588
Boca Resorts, Inc., 9.875%, 4/15/2009	3,100,000	3,208,500
Buffets, Inc., 11.25%, 7/15/2010	480,000	481,200
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,240,000	1,283,400
Cinemark USA, Inc., 8.5%, 8/1/2008	1,170,000	1,123,200
D& B Acquisition Sun Inc., 12.25%, 7/15/2009	375,000	362,325
DIMON, Inc., Series B, 9.625%, 10/15/2011	1,005,000	1,052,738
Eldorado Resorts LLC, 10.5%, 8/15/2006	2,010,000	1,949,700
Finlay Enterprises, Inc., 9.0%, 5/1/2008	350,000	337,313
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	1,590,000	1,556,213
Guitar Center Management, 11.0%, 7/1/2006	1,810,000	1,846,200
Hasbro, Inc., 8.5%, 3/15/2006	430,000	440,750
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,193,000	1,255,633
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	2,096,000	2,137,920
	Principal Amount ($)	Value ($)
Imperial Home Decor Group, Inc., 11.0%, 3/15/2008*	1,050,000	1,050
International Game Technology, 8.375%, 5/15/2009	1,300,000	1,371,500
Krystal, Inc., 10.25%, 10/1/2007	2,050,000	1,578,500
Mandalay Resort Group, 10.125%, 3/1/2012	600,000	612,000
MGM Mirage, Inc.:
8.5%, 9/15/2010	1,210,000	1,261,857
9.75%, 6/1/2007	2,310,000	2,437,050
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	2,860,000	2,870,725
National Vision, Inc., 12.0%, 3/30/2009	1,647,775	1,244,070
Park Place Entertainment, Inc., 9.375%, 2/15/2007	1,065,000	1,112,925
Perkins Finance LP, 10.125%, 12/15/2007	1,190,000	1,190,000
Rent-A-Center, Inc., 11.0%, 8/15/2008	750,000	796,875
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,705,726	1,586,325
Russell Corp., 9.25%, 5/1/2010	760,000	782,800
Scientific Games Corp., 12.5%, 8/15/2010	665,000	744,800
Sealy Mattress Co.:
9.875%, 12/15/2007	1,200,000	1,206,000
Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,225,000	2,191,625
Six Flags, Inc., 9.5%, 2/1/2009	1,215,000	1,239,300
Station Casinos, Inc.:
9.75%, 4/15/2007	680,000	703,800
9.875%, 7/1/2010	1,560,000	1,649,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,320,000	1,328,250
YUM! Brands, Inc., 7.7%, 7/1/2012	510,000	510,000
		48,525,621
Consumer Staples 2.5%
Agrilink Foods, Inc., 11.875%, 11/1/2008	295,000	308,275
Collins & Aikman Floor Cover, 9.75%, 2/15/2010	340,000	346,800
Doane Pet Care Co., 9.75%, 5/15/2007	760,000	661,200
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	1,260
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	590,000	604,750
Fleming Companies, Inc., 10.125%, 4/1/2008	1,290,000	1,309,350
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,710,000	1,778,400
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	65,000	70,850
	Principal Amount ($)	Value ($)
Salton, Inc.:
10.75%, 12/15/2005	240,000	241,200
12.25%, 4/15/2008	840,000	861,000
Smithfield Foods, Inc., 8.0%, 10/15/2009	165,000	167,475
Stater Brothers Holdings, 10.75%, 8/15/2006	355,000	365,650
U.S. Can Corp., Series B, 12.375%, 10/1/2010	600,000	504,000
		7,220,210
Durables 3.2%
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	1,180,000	1,085,600
Fairchild Corp., 10.75%, 4/15/2009	1,500,000	855,000
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	1,370,000	1,263,409
Metaldyne Corp., 11.0%, 6/15/2012	795,000	775,125
Phelps Dodge Corp., 8.75%, 6/1/2011	180,000	185,693
Qwest Capital Funding, 7.625%, 8/2/2021	470,000	242,050
Sonic Automotive, Inc., 11.0%, 8/1/2008	670,000	703,500
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	770,000	766,150
9.25%, 1/15/2009	2,235,000	2,246,175
10.75%, 4/15/2008	920,000	984,400
		9,107,102
Energy 6.9%
Allegheny Energy Supply, 8.25%, 4/15/2012	505,000	533,324
Avista Corp., 9.75%, 6/1/2008	1,370,000	1,437,568
Chesapeake Energy Corp., 8.125%, 4/1/2011	2,020,000	1,984,650
Consumer Energy Co., 6.0%, 3/15/2005	365,000	333,245
Continental Resources, Inc., 10.25%, 8/1/2008	640,000	572,800
Edison Mission Energy, 7.73%, 6/15/2009	270,000	247,050
Key Energy Services, Inc., 14.0%, 1/15/2009	472,000	552,240
Mariner Energy, Inc., 10.5%, 8/1/2006	1,130,000	1,062,200
Panhandle Eastern Pipe Line, 7.2%, 8/15/2024	150,000	108,195
Parker Drilling Co., Series AI, 10.125%, 11/15/2009	2,900,000	3,030,500
Pen Holdings, Inc., 9.875%, 6/15/2008*	335,000	103,850
Petro Stopping Centers, 10.5%, 2/1/2007	2,520,000	2,419,200
Pioneer Natural Resource, 7.5%, 4/15/2012	170,000	173,211
Pioneer Natural Resources Co., 6.5%, 1/15/2008	90,000	85,658
	Principal Amount ($)	Value ($)
Plains E&P Co., 8.75%, 7/1/2012	260,000	255,778
Pride International, Inc., 10.0%, 6/1/2009	1,080,000	1,155,600
Southwest Gas Corp., 7.625%, 5/15/2012	410,000	416,946
Stone Energy Corp.:
8.25%, 12/15/2011	675,000	675,000
8.75%, 9/15/2007	870,000	887,400
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	395,000	365,375
Transocean, Inc., 9.5%, 12/15/2008	370,000	441,925
Trico Marine Services, Inc., 8.5%, 8/1/2005	1,400,000	1,435,000
Westport Resources Corp., 8.25%, 11/1/2011	1,550,000	1,588,750
		19,865,465
Financial 1.9%
CIT Group, Inc.:
7.125%, 10/15/2004	155,000	152,496
7.375%, 4/2/2007	400,000	400,042
Corrections Corp. of America, 9.875%, 5/1/2009	550,000	566,500
FRD Acquisition, Series B, 12.5%, 7/15/2004*	210,000	25,200
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	2,495,000	2,376,488
Meristar Hospitality Corp., 9.0%, 1/15/2008	610,000	582,550
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	870,000	861,300
Vicap SA, 11.375%, 5/15/2007	380,000	330,600
Xerox Credit Corp., 7.0%, 6/9/2003	395,000	323,900
		5,619,076
Health 2.9%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	670,000	661,625
Dade International, Inc., Series B, 11.125%, 5/1/2006*	1,190,000	1,236,113
Extendicare, Inc., 9.5%, 7/1/2010	145,000	145,181
Healthsouth Corp.:
7.0%, 6/15/2008	1,310,000	1,290,350
7.625%, 6/1/2012	995,000	985,666
Iasis Healthcare Corp., 13.0%, 10/15/2009	860,000	903,000
Insight Health Services, Series B, 9.875%, 11/1/2011	745,000	748,725
Magellan Health Services, Inc., 9.0%, 2/15/2008	1,625,000	585,000
Mariner Post-Acute Network, Inc., Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	4,340,000	21,700
Res-Care, Inc., 10.625%, 11/15/2008	225,000	208,125
	Principal Amount ($)	Value ($)
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	280,000	277,200
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	1,360,000	1,417,800
		8,480,485
Manufacturing 15.1%
Atlantis Group, Inc., 11.0%, 2/15/2003	935,000	925,650
Berry Plastics Corp., 12.25%, 4/15/2004	1,530,000	1,541,475
BPC Holdings Corp., 12.5%, 6/15/2006	1,596,074	1,675,878
CSK Auto, Inc., 12.0%, 6/15/2006	470,000	502,313
Dana Corp.:
9.0%, 8/15/2011	2,375,000	2,339,375
10.125%, 3/15/2010	300,000	306,000
Day International Group, Inc., 11.125%, 6/1/2005	1,020,000	1,014,900
Delco Remy International, Inc., 10.625%, 8/1/2006	440,000	369,600
Dimon Subs, 6.25%, 3/31/2007	325,000	276,250
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	1,290,000	1,064,250
Equistar Chemicals LP:
8.75%, 2/15/2009	2,505,000	2,239,961
10.125%, 9/1/2008	2,250,000	2,148,750
Ferro Corp., 9.125%, 1/1/2009	365,000	392,201
Flowserve Corp., 12.25%, 8/15/2010	422,000	476,860
Foamex LP, 13.5%, 8/15/2005	1,130,000	1,141,300
Fonda Group, 9.5%, 3/1/2007	1,340,000	1,139,000
Fort James Corp., 6.875%, 9/15/2007	785,000	744,203
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	310,000	1,550
Grove Investors, Inc., 14.5%, 5/1/2010*	996,745	0
GS Technologies:
12.0%, 9/1/2004*	373,137	35,448
12.25%, 10/1/2005*	1,340,000	60,300
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	670,000	527,625
Hayes Wheels International, Inc., 11.0%, 7/15/2006*	1,500,000	150,000
Hercules, Inc., 11.125%, 11/15/2007	150,000	168,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	730,000	744,600
ISP Holdings, Inc., 10.625%, 12/15/2009	780,000	772,200
Kansas City Southern Railway, 9.5%, 10/1/2008	555,000	600,094
Knoll, Inc., 10.875%, 3/15/2006	334,000	323,980
Louisiana Pacific Corp., 10.875%, 11/15/2008	520,000	572,000
	Principal Amount ($)	Value ($)
Lyondell Chemical Co., 9.5%, 12/15/2008	2,410,000	2,241,300
Methanex Corp., 8.75%, 8/15/2012	865,000	882,300
Millennium America, Inc.:
7.0%, 11/15/2006	575,000	544,813
7.625%, 11/15/2026	85,000	69,700
9.25%, 6/15/2008	3,565,000	3,636,300
Motors and Gears, Inc., 10.75%, 11/15/2006	750,000	716,250
Navistar International Corp., 9.375%, 6/1/2006	430,000	442,900
NL Industries, Inc., 11.75%, 10/15/2003	2,271,000	2,271,000
NMHG Holding Co., 10.0%, 5/15/2009	300,000	304,500
Owens-Brockway, 8.875%, 2/15/2009	2,710,000	2,710,000
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,445,000	44,450
Resolution Performance Products LLC, 13.5%, 11/15/2010	210,000	235,200
Riverwood International Corp., 10.875%, 4/1/2008	1,990,000	2,069,600
Samsonite Corp., 10.75%, 6/15/2008	1,135,000	913,675
Stone Container Corp., 9.75%, 2/1/2011	470,000	502,900
Terex Corp., Series B, 10.375%, 4/1/2011	365,000	392,375
Terra Capital, Inc., 12.875%, 10/15/2008	1,005,000	1,030,125
Texas Petrochemicals Corp., 11.125%, 7/1/2006	670,000	529,300
Venture Holdings, 9.5%, 7/1/2005	150,000	90,000
Xerox Corp.:
5.5%, 11/15/2003	755,000	656,850
9.75%, 1/15/2009	1,350,000	1,107,000
		43,644,301
Media 9.3%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	510,000	201,450
7.875%, 5/1/2009*	290,000	111,650
8.125%, 7/15/2003*	390,000	154,050
10.25%, 6/15/2011*	1,670,000	684,700
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,190,000	844,900
Avalon Cable Holding Finance, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	1,870,000	1,309,000
Charter Communications, Inc.:
8.25%, 4/1/2007	2,120,000	1,420,400
10.0%, 5/15/2011	160,000	108,000
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	160,000	72,000
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	2,800,000	1,050,000
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	140,000	49,000
Clear Channel Communication, Inc., 8.0%, 11/1/2008	1,900,000	1,881,000
CSC Holdings, Inc.:
7.875%, 12/15/2007	770,000	644,650
9.875%, 2/15/2013	1,145,000	847,300
10.5%, 5/15/2016	1,640,000	1,230,000
EchoStar Communications Corp.:
9.25%, 2/1/2006	1,510,000	1,389,200
9.375%, 2/1/2009	3,575,000	3,306,875
Frontiervision LP, 11.0%, 10/15/2006*	520,000	434,200
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	1,830,000	786,900
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	2,050,000	1,804,000
Key3Media Group, Inc., 11.25%, 6/15/2011	485,000	218,250
Nextmedia Operating, Inc., 10.75%, 7/1/2011	500,000	505,000
NTL, Inc., Series B, 11.5%, 2/1/2006*	2,320,000	614,800
PRIMEDIA, Inc., 8.875%, 5/15/2011	1,090,000	817,500
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	2,835,000	2,126,250
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	630,000	655,200
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	550,000	547,250
TeleWest Communications PLC, 11.0%, 10/1/2007	2,895,000	1,158,000
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	950,000	988,000
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	970,000	980,913
		26,940,438
Metals and Minerals 0.8%
Metals USA, Inc., 8.625%, 2/15/2008*	970,000	339,500
MMI Products, Inc., 11.25%, 4/15/2007	1,405,000	1,433,100
Oregon Steel Mills, Inc., 11.0%, 6/15/2003	440,000	440,000
	Principal Amount ($)	Value ($)
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,820,000	183,300
		2,395,900
Service Industries 4.2%
Allied Waste North America, Inc.:
7.625%, 1/1/2006	1,150,000	1,109,750
8.5%, 12/1/2008	750,000	723,750
10.0%, 8/1/2009	840,000	825,367
Avis Group Holdings, Inc., 11.0%, 5/1/2009	3,580,000	3,902,200
Coinmach Corp., 9.0%, 2/1/2010	1,620,000	1,644,300
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,550,000	1,534,500
La Petite Academy, Inc., 10.0%, 5/15/2008	1,890,000	1,001,700
Service Corp. International, 6.0%, 12/15/2005	1,350,000	1,235,250
		11,976,817
Technology 1.1%
L-3 Communications Corp., 7.625%, 6/15/2012	755,000	756,888
Seagate Technology Holdings, 8.0%, 5/15/2009	1,105,000	1,105,000
Solectron Corp., 9.625%, 2/15/2009	1,445,000	1,314,950
		3,176,838
Transportation 0.7%
CP Ships LTD, 10.375%, 7/15/2012	700,000	686,000
Golden State Petroleum Transport, 8.04%, 2/1/2019	90,000	81,217
Kansas City Southern Railway, 7.5%, 6/15/2009	1,040,000	1,041,300
Petroleum Helicopters, 9.375%, 5/1/2009	190,000	194,750
Stena AB, 8.75%, 6/15/2007	50,000	48,500
		2,051,767
Utilities 3.1%
AES Corp., 9.375%, 9/15/2010	1,600,000	1,040,000
Calpine Corp.:
7.75%, 4/15/2009	990,000	643,500
7.875%, 4/1/2008	690,000	455,400
8.25%, 8/15/2005	680,000	496,400
8.5%, 5/1/2008	3,100,000	2,123,500
8.5%, 2/15/2011	720,000	482,400
8.625%, 8/15/2010	410,000	266,500
CMS Energy Corp.:
7.5%, 1/15/2009	560,000	386,400
8.5%, 4/15/2011	1,035,000	734,850
NRG Energy, Inc.:
7.75%, 4/1/2011	365,000	290,175
8.25%, 9/15/2010	220,000	177,100
	Principal Amount ($)	Value ($)
PSEG Energy Holdings, 10.0%, 10/1/2009	200,000	201,212
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	500,000	518,750
Western Resources, Inc.:
7.875%, 5/1/2007	780,000	774,782
9.75%, 5/1/2007	470,000	450,201
		9,041,170
Total Corporate Bonds (Cost $291,594,949)		234,976,792

Foreign Bonds - U.S.$ Denominated 11.1%
Australis Holdings, 15.0%, 11/1/2002*	3,660,000	366
Bluewater Finance, Ltd., 10.25%, 2/15/2012	680,000	673,200
British Sky Broadcasting PLC, 6.875%, 2/23/2009	505,000	464,536
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	302,152	87,624
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	3,230,000	2,907,000
Conproca SA, 12.0%, 6/16/2010	410,000	475,600
Conproca SA de CV, 12.0%, 6/16/2010	110,000	127,600
Corp Durango SA, 13.75%, 7/15/2009	885,000	734,550
Diamond Cable Communications PLC, 10.75%, 2/15/2007	1,990,000	517,400
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14% to 5/15/2009*	1,240,000	124
Euramax International PLC, 11.25%, 10/1/2006	1,930,000	1,930,000
Fage Dairy Industry SA, 9.0%, 2/1/2007	270,000	253,800
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	646,490	408,905
Global Crossing Holdings Ltd.:
8.7%, 8/1/2007*	1,530,000	15,300
9.125%, 11/15/2006*	130,000	1,300
Global Telesystems, Inc.:
10.875%, 6/15/2008*	800,000	2,000
11.5%, 12/15/2007*	1,625,000	4,063
Gruma SA, 7.625%, 10/15/2007	275,000	266,063
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	1,620,000	1,215,000
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	840,000	831,600
Innova S de R.L., 12.875%, 4/1/2007	950,000	741,000
MetroNet Communications Corp.:
12.0%, 8/15/2007	1,010,000	80,800
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,780,000	178,000
	Principal Amount ($)	Value ($)
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	750,000	75,000
Millicom International Cellular SA, 13.5%, 6/1/2006	2,390,000	836,500
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	1,365,000	914,550
PTC International Finance, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	2,490,000	2,539,800
PTC International Finance II, 11.25%, 12/1/2009	405,000	423,225
Rogers Cantel, Inc., 9.75%, 6/1/2016	2,125,000	1,487,500
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	280,000	240,800
8.75%, 2/2/2011	2,420,000	2,274,800
Stagecoach Holdings PLC, 8.625%, 11/15/2009	1,650,000	1,593,529
Star Choice Communications, Inc., 13.0%, 12/15/2005	750,000	780,000
Stone Container Corp., 11.5%, 8/15/2006	1,585,000	1,711,800
TFM SA de CV:
10.25%, 6/15/2007	870,000	813,450
10.25%, 6/15/2009	350,000	329,000
12.5%, 6/15/2012	1,800,000	1,701,000
Tyco International Group SA:
5.8%, 8/1/2006	230,000	181,548
6.125%, 11/1/2008	2,485,000	1,911,785
6.125%, 1/15/2009	905,000	696,262
6.375%, 10/15/2011	1,625,000	1,243,954
Versatel Telecom NV, 13.25%, 5/15/2008*	910,000	227,499
Total Foreign Bonds - U.S.$ Denominated (Cost $46,844,005)		31,897,833

Convertible Bonds 0.6%
Corning, Inc., Zero Coupon, 11/8/2015	1,190,000	583,100
Tower Auto Group, 5.0%, 8/1/2004	1,170,000	1,107,171
Total Convertible Bonds (Cost $1,697,301)		1,690,271

	Shares	Value ($)
Common Stocks 0.2%
AMF Bowling Worldwide, Inc.*	6,537	173,231
Call-Net Enterprises, Inc. "B"*	14,519	5,045
Capital Pacific Holdings, Inc.*	3,634	15,081
Grove Investors, Inc.*	5,244	18,878
ICG Communications, Inc.*	4,851	63
MEDIQ, Inc.*	736	3,196
Metal Management, Inc.*	83,423	283,638
	Shares	Value ($)
National Vision, Inc.*	69,397	73,214
Song Networks Holdings AB (ADR)*	6,340	1,141
Total Common Stocks (Cost $4,729,259)		573,487

Warrants 0.2%
AMF Bowling Worldwide, Inc., "A"*	15,384	76,920
AMF Bowling Worldwide, Inc.,"B"*	15,030	90,179
American Banknote Corp.*	1,200	0
Communication Cellular SA*	2,200	44
DeCrane Aircraft Holdings, Inc.*	1,350	14
Econophone, Inc.*	1,260	13
Empire Gas Corp.*	2,070	2,070
Grove Investors, Inc.*	2,914	56,678
KMC Telecom Holdings, Inc.*	1,950	20
McLeodUSA, Inc.*	22,071	2,759
Ono Finance PLC*	1,650	206
Republic Technologies International LLC*	2,820	28
Stage Stores, Inc.*	14,245	259,259
Stations Holding Co., Inc.*	5,000	0
UIH Australia Pacific, Inc.*	750	0
Waxman Industries, Inc.*	52,274	523
Total Warrants (Cost $3,303,590)		488,713

Preferred Stocks 0.6%
Dobson Communications Corp. (PIK)	1,123	494,288
Sinclair Capital	13,000	1,350,375
Total Preferred Stocks (Cost $2,451,354)		1,844,663
	Shares	Value ($)
Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.	9,960	37,350
World Access, Inc. "D"	933	0
Total Convertible Preferred Stocks (Cost $2,291,175)		37,350

	Units	Value ($)
Other Investments 0.0%
SpinCycle, Inc.*	39,810	97,278
SpinCycle, Inc. "F"*	279	15
Total Other Investments (Cost $103,208)		97,293

	Principal Amount ($)	Value ($)
Asset Backed 0.9%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,518,250
U.S. Treasury Obligations 3.6%
U.S. Treasury Note, 3.625%, 3/31/2004 (Cost $10,248,512)	10,230,000	10,388,156

	Shares	Value ($)
Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,967,357)	3,967,357	3,967,357
Total Investment Portfolio - 100.0% (Cost $369,730,710) (a)		288,480,165

Notes to Scudder High Yield Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $370,043,138. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $81,562,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,398,039 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $85,961,012.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
PIK denotes that interest or dividend is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $369,730,710)	$ 288,480,165
Receivable for investments sold	5,114,204
Interest receivable	6,953,685
Receivable for Portfolio shares sold	115,697
Total assets	300,663,751
Liabilities
Payable for investments purchased	4,208,655
Payable for Portfolio shares redeemed	2,350,375
Accrued management fee	169,445
Other accrued expenses and payables	90,631
Total liabilities	6,819,106
Net assets, at value	$ 293,844,645
Net Assets
Net assets consist of: Undistributed net investment income	14,552,148
Net unrealized appreciation (depreciation) on investments	(81,250,545)
Accumulated net realized gain (loss)	(94,335,042)
Paid-in capital	454,878,084
Net assets, at value	$ 293,844,645
Net Asset Value and redemption price per share ($293,844,645 / 40,793,660 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.20

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 133,235
Interest (net of foreign taxes withheld of $1,013)	17,596,340
Total Income	17,729,575
Expenses: Management fee	1,003,947
Custodian fees	6,804
Auditing	19,276
Legal	21,030
Trustees' fees and expenses	4,620
Reports to shareholders	36,253
Other	14,590
Total expenses, before expense reductions	1,106,520
Expense reductions	(340)
Total expenses, after expense reductions	1,106,180
Net investment income	16,623,395
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,253,122)
Futures	(1,006,696)
(27,259,818)
Net unrealized appreciation (depreciation) during the period on: Investments	1,490,143
Futures	325,060
1,815,203
Net gain (loss) on investment transactions	(25,444,615)
Net increase (decrease) in net assets resulting from operations	$ (8,821,220)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 16,623,395	$ 29,970,880
Net realized gain (loss) on investment transactions	(27,259,818)	(26,134,600)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,815,203	5,839,472
Net increase (decrease) in net assets resulting from operations	(8,821,220)	9,675,752
Distributions to shareholders from: Net investment income	(31,369,433)	(37,937,710)
Portfolio share transactions: Proceeds from shares sold	81,628,373	150,832,821
Reinvestment of distributions	31,369,433	37,937,710
Cost of shares redeemed	(113,572,841)	(134,904,420)
Net increase (decrease) in net assets from Portfolio share transactions	(575,035)	53,866,111
Increase (decrease) in net assets	(40,765,688)	25,604,153
Net assets at beginning of period	334,610,333	309,006,180
Net assets at end of period (including undistributed net investment income of $14,552,148 and $29,298,186, respectively)	$ 293,844,645	$ 334,610,333
Other Information
Shares outstanding at beginning of period	41,133,893	33,728,812
Shares sold	10,109,008	18,119,336
Shares issued to shareholders in reinvestment of distributions	4,154,892	4,563,112
Shares redeemed	(14,604,133)	(15,277,367)
Net increase (decrease) in Portfolio shares	(340,233)	7,405,081
Shares outstanding at end of period	40,793,660	41,133,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96	$ 12.81
Income (loss) from investment operations: Net investment income	.39[d]	.84[d]	1.14[d]	1.22[d]	1.06	1.16
Net realized and unrealized gain (loss) on investment transactions	(.58)	(.59)	(2.04)	(.93)	(.85)	.19
Total from investment operations	(.19)	.25	(.90)	.29	.21	1.35
Less distributions from: Net investment income	(.74)	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Total distributions	(.74)	(1.28)	(1.40)	(1.10)	(.90)	(1.20)
Net asset value, end of period	$ 7.20	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96
Total Return (%)	(3.00)**	2.63	(8.68)	2.15	1.45	11.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	335	309	396	442	391
Ratio of expenses (%)	.66*	.70	.68	.67	.65	.65
Ratio of net investment income (loss) (%)	9.60*	9.89	11.23	10.40	9.36	9.20
Portfolio turnover rate (%)	159*	77	54	42	74	90

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder International Select Equity Portfolio

Global equity markets were dominated by uncertainty during the first half of 2002. Despite a brief reprieve early on, share prices throughout most of the developed world were generally weak as corporate accounting scandals, renewed fears of terrorist activities, lackluster corporate profits and concerns about the pace of global economic activity undermined investor confidence and weakened the U.S. dollar. European markets were hit especially hard, dragged down primarily by telecom and information technology stocks. Japan, by comparison, held up better. A combination of government market-boosting measures and indications that economic activity had bottomed enabled the market to rally for a while. As we approached the end of the first half, however, the impact of a stronger yen on corporate profits and fears about the U.S. economy prompted a modest pullback.

Against this backdrop, Scudder International Select Equity Portfolio declined for the period, essentially keeping pace with its benchmark, the MSCI EAFE Index. Please note that during the period under review, the portfolio experienced a change in investment advisor, portfolio management and portfolio strategy. Now concentrated among high-conviction names, the portfolio is focused on roughly 40 stocks that the team believes have the greatest upside potential on a rolling 12-month basis. The investment approach remains entirely bottom up but with no active allocation among countries, regions or industries and no exposure to emerging markets.

Clare Brody
Marc Slendebroek
Joseph DeSantis
Co-Managers
Deutsche Investment Management Americas Inc.

The MSCI EAFE unmanaged Index is a measure of stock market performance in Europe, Australia, and the Far East in U.S. dollar terms. Index returns assume reinvestment of dividends and capital gains A and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder International Select Equity Portfolio

	Shares	Value ($)
Common Stocks 99.4%
Australia 3.9%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	367,100	2,130,478
CSL Ltd. (Manufacturer and marketer of human and veterinary pharmaceuticals)	121,000	2,193,951
		4,324,429
Denmark 4.8%
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	78,000	2,705,732
Henkel KGaA (Manufacturer of various chemical based products)	36,700	2,534,523
		5,240,255
Finland 1.1%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	85,700	1,260,230
France 18.6%
Aventis SA (Manufacturer of life science products)	46,607	3,318,134
BNP Paribas SA* (Provider of banking services)	53,178	2,954,887
Dassault Systemes SA (Designer, manufacturer and engineer of software products)	58,093	2,665,977
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	44,266	2,391,603
TotalFinaElf SA "B" (Producer of oil and natural gas)	27,418	4,472,584
Valeo SA* (Manufacturer of automobile components)	52,268	2,183,428
Vinci SA (Builder of roads and provider of engineering and construction services)	37,640	2,563,959
		20,550,572
Germany 2.2%
Allianz AG (Provider of multi-line insurance services)	12,165	2,447,940
Hong Kong 4.1%
Hang Seng Bank Ltd. (Provider of commercial banking services)	209,200	2,232,822
Hong Kong Electric Holdings Ltd. (Operator of a gas utility company)	620,500	2,318,935
		4,551,757
	Shares	Value ($)
Ireland 2.4%
Bank of Ireland (Provider of banking, life insurance and other financial services)	208,300	2,600,105
Italy 2.1%
ENI SpA (Provider of oilfield and engineering services)	147,500	2,356,345
Japan 18.9%
Canon, Inc. (Producer of visual image and information equipment)	75,000	2,843,929
Daito Trust Construction Co., Ltd. (Provider of construction and building management services)	129,000	2,424,183
Hitachi Ltd. (Manufacturer of general electronics)	375,000	2,432,721
KAO Corp. (Manufacturer of household and chemical products)	102,000	2,356,506
Nintendo Co., Ltd. (Manufacturer of game equipment)	17,700	2,615,034
Nomura Holdings, Inc. (Provider of financial services)	177,000	2,607,626
Promise Co., Ltd. (Operator of a consumer finance company)	45,400	2,295,367
Sony Corp. (Manufacturer of consumer electronic products)	62,500	3,311,639
		20,887,005
Netherlands 8.2%
Gucci Group NV* (Designer and producer of personal luxury accessories and apparel)	24,200	2,281,182
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	87,989	2,204,503
TNT NV (Provider of transportation services)	101,400	2,301,045
VNU NV (Provider of publishing services)	80,200	2,239,337
		9,026,067
Spain 4.5%
Banco Popular Espanol SA (Provider of retail banking services)	54,400	2,416,612
Telefonica SA* (Provider of telecommunication services)	298,783	2,519,972
		4,936,584
Switzerland 8.1%
Credit Suisse Group* (Provider of universal banking services)	83,504	2,661,246
	Shares	Value ($)
Nestle SA (Registered) (Producer and seller of food products)	15,330	3,587,960
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	27,715	2,719,906
		8,969,112
United Kingdom 20.5%
Safeway PLC (Owner and operator of retail food supermarkets)	581,369	2,506,725
BAA PLC (Owner and operator of airports)	263,483	2,415,296
Brambles Industries PLC* (Provider of material handling and industrial services)	471,677	2,369,411
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	228,704	2,201,483
Canary Wharf Group PLC (REIT)* (Operator of real estate development company)	343,576	2,339,773
	Shares	Value ($)
Compass Group PLC (Operator of an international food service group)	369,414	2,250,025
P & O Princess Cruises PLC (Operator of an international cruise line)	319,036	2,026,183
Railtrack Group PLC (Operator of railway infrastructure)	86,603	294,886
Severn Trent PLC (Supplier of water and offerer of other related services)	219,793	2,431,885
Vodafone Group PLC (Provider of mobile telecommunication services)	2,751,065	3,789,085
		22,624,752
Total Common Stocks (Cost $115,163,776)		109,775,153

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.93%, (b) (Cost $612,702)	612,702	612,702
Total Investment Portfolio - 100.0% (Cost $115,776,478) (a)		110,387,855

At June 30, 2002, the Scudder International Select Equity Portfolio had the following industry diversification:
Industry	Value	Percent
Financial	$ 25,276,284	22.9%
Manufacturing	15,855,224	14.3%
Service Industries	12,042,275	10.9%
Consumer Staples	9,406,324	8.5%
Communications	7,569,287	6.9%
Technology	7,262,083	6.6%
Consumer Discretionary	6,922,399	6.3%
Energy	6,828,929	6.2%
Construction	4,988,142	4.5%
Transportation	2,595,931	2.3%
Utilities	2,318,935	2.1%
Media	2,201,483	2.0%
Health	2,193,951	2.0%
Durables	2,183,428	2.0%
Metals and Minerals	2,130,478	1.9%
Total Common Stocks	109,775,153	99.4%
Cash Equivalents	612,702	0.6%
Total Investment Portfolio	$ 110,387,855	100.0%

Notes to Scudder International Select Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $116,050,516. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $5,662,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,659,667 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,322,328.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $115,776,478)	$ 110,387,855
Foreign currency, at value (cost $549,286)	546,037
Receivable for investments sold	1,479,087
Dividends receivable	574,603
Interest receivable	1,170
Foreign taxes recoverable	309,733
Total assets	113,298,485
Liabilities
Payable for investments purchased	1,180,912
Payable for Portfolio shares redeemed	168,455
Accrued management fee	73,038
Other accrued expenses and payables	143,709
Total liabilities	1,566,114
Net assets, at value	$ 111,732,371
Net Assets
Net assets consist of: Undistributed net investment income	855,130
Net unrealized appreciation (depreciation) on: Investments	(5,388,623)
Foreign currency related transactions	12,673
Accumulated net realized gain (loss)	(31,567,260)
Paid-in capital	147,820,451
Net assets, at value	$ 111,732,371
Net Asset Value and redemption price per share ($111,732,371 / 12,369,021 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.03

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $175,185)	$ 1,455,705
Interest	44,097
Total Income	1,499,802
Expenses: Management fee	438,522
Custodian fees	67,608
Auditing	8,961
Legal	1,271
Trustees' fees and expenses	2,087
Reports to shareholders	16,572
Other	5,301
Total expenses, before expense reductions	540,322
Expense reductions	(136)
Total expenses, after expense reductions	540,186
Net investment income (loss)	959,616
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,864,392)
Foreign currency related transactions	40,521
(3,823,871)
Net unrealized appreciation (depreciation) during the period on: Investments	848,352
Foreign currency related transactions	56,171
904,523
Net gain (loss) on investment transactions	(2,919,348)
Net increase (decrease) in net assets resulting from operations	$ (1,959,732)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 959,616	$ 637,808
Net realized gain (loss) on investment transactions	(3,823,871)	(26,266,426)
Net unrealized appreciation (depreciation) on investment transactions during the period	904,523	(13,923,323)
Net increase (decrease) in net assets resulting from operations	(1,959,732)	(39,551,941)
Distributions to shareholders from: Net investment income	(514,449)	(1,173,442)
Net realized gains	-	(23,234,143)
Portfolio share transactions: Proceeds from shares sold	37,107,290	409,942,834
Reinvestment of distributions	514,449	24,407,585
Cost of shares redeemed	(44,553,218)	(428,542,046)
Net increase (decrease) in net assets from Portfolio share transactions	(6,931,479)	5,808,373
Increase (decrease) in net assets	(9,405,660)	(58,151,153)
Net assets at beginning of period	121,138,031	179,289,184
Net assets at end of period (including undistributed net investment income of $855,130 and $409,963, respectively)	$ 111,732,371	$ 121,138,031
Other Information
Shares outstanding at beginning of period	13,109,975	12,174,799
Shares sold	4,136,997	38,411,201
Shares issued to shareholders in reinvestment of distributions	55,496	2,398,827
Shares redeemed	(4,933,447)	(39,874,852)
Net increase (decrease) in Portfolio shares	(740,954)	935,176
Shares outstanding at end of period	12,369,021	13,109,975

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15	$ 15.64
Income (loss) from investment operations: Net investment income (loss)	.08[c]	.05[c]	.08[c]	.07[c]	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.25)	(3.46)	(3.90)	6.73	1.48	1.30
Total from investment operations	(.17)	(3.41)	(3.82)	6.80	1.65	1.41
Less distributions from: Net investment income	(.04)	(.10)	-	(.20)	(.20)	(.20)
Net realized gains on investment transactions	-	(1.98)	(2.90)	(2.15)	(.60)	(.70)
Total distributions	(.04)	(2.08)	(2.90)	(2.35)	(.80)	(.90)
Net asset value, end of period	$ 9.03	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15
Total Return (%)	(1.85)**	(24.43)	(20.49)	45.71	10.02	9.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	121	179	252	213	200
Ratio of expenses (%)	.92*	.92	.84	.94	.93	.91
Ratio of net investment income (loss) (%)	1.65*	.44	.47	.40	.96	.71
Portfolio turnover rate (%)	226*	145	87	136	90	79

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Investment Grade Bond Portfolio

The bond market's results were mixed in the six-month period ended June 30, 2002. In the first quarter of 2002, overall market sentiment pointed to the Federal Reserve Board increasing short-term interest rates sometime later in 2002 as it appeared that the economy was strengthening. However, that sentiment shifted significantly during the second quarter with an interest rate increase becoming unlikely as investor confidence sharply declined, particularly following an announcement that WorldCom had committed massive accounting fraud. In that environment, investors flocked to higher-quality issues in the midst of more announcements of corporate accounting scandals. While that demand led higher-quality fare to outperform, certain corporate bonds and high-yield issues struggled in that environment. In the six-month period, the portfolio outperformed the return of the Lipper Corporate Debt Funds BBB Rated category. The significant reduction early in the quarter to the portfolio's stake in WorldCom bonds, however, did help returns, as an audit committee at WorldCom uncovered accounting fraud in late June. The portfolio's new management team, which took over after April 8, has been restructuring the portfolio to help reduce overall risk and create greater diversification. As a result, management has cut the portfolio's stake in investment-grade corporate bonds, while increasing its exposure to mortgage-backed securities - moves that aided absolute returns in the period. Also, the portfolio's corporate exposure has become more diversified across various sectors, and stakes in individual issues have decreased. Management expects the current market volatility to continue into the third quarter.

David Baldt
J. Christopher Gagnier
Gary Bartlett
Warren Davis
Thomas Flaherty
Andrew Cestone
Daniel Taylor
Co-Managers
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Investment Grade Bond Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 26.9%
Communications 2.0%
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	375,000	3,750
Nextel Communications, Inc., 9.375%, 11/15/2009	125,000	63,438
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	100,000	55,500
Qwest Corp., 5.625%, 11/15/2008	50,000	37,500
Sprint Capital Corp.:
5.7%, 11/15/2003	1,775,000	1,577,299
6.125%, 11/15/2008	725,000	554,793
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,325,000	1,236,157
WorldCom, Inc., 6.95%, 8/15/2028*	50,000	7,500
		3,535,937
Construction 0.7%
Georgia-Pacific Corp., 8.125%, 5/15/2011	70,000	66,997
Weyerhaeuser Co., 5.95%, 11/1/2008	1,150,000	1,162,131
		1,229,128
Consumer Discretionary 0.2%
Chumash Casino & Resort, 9.0%, 7/15/2010	60,000	60,600
Dimon, Inc., Series B, 9.625%, 10/15/2011	50,000	52,375
Park Place Entertainment, Inc., 8.5%, 11/15/2006	200,000	211,500
YUM! Brands, Inc., 7.7%, 7/1/2012	75,000	75,000
		399,475
Durables 1.2%
Arvinmeritor, 6.625%, 6/15/2007	470,000	469,333
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	55,000	50,721
Metaldyne Corp., 11.0%, 6/15/2012	50,000	48,750
Systems 2001 Asset Trust LLC, 6.664%, 9/15/2013	1,432,104	1,521,484
		2,090,288
Energy 2.0%
Avista Corp., 9.75%, 6/1/2008	60,000	62,959
Devon Energy Corp., 7.95%, 4/15/2032	745,000	801,387
Devon Financing Corp., ULC, 7.875%, 9/30/2031	300,000	319,914
El Paso Corp., 7.875%, 6/15/2012	795,000	800,385
	Principal Amount ($)	Value ($)
Pioneer Natural Resources Co., 6.5%, 1/15/2008	400,000	380,700
Progress Energy, Inc., 6.85%, 4/15/2012	1,230,000	1,280,969
		3,646,314
Financial 12.4%
CIT Group, Inc., 7.375%, 4/2/2007	825,000	825,087
Citigroup, Inc., 6.875%, 2/15/2098	1,335,000	1,320,474
ERAC USA Finance Co., 7.35%, 6/15/2008	950,000	1,022,819
ERP Operating LP, 6.63%, 4/13/2005	1,515,000	1,573,541
Ford Motor Credit Co., 6.875%, 2/1/2006	1,760,000	1,800,596
General Electric Capital Corp.:
6.0%, 6/15/2012	1,890,000	1,881,036
6.5%, 12/10/2007	750,000	805,232
General Motors Acceptance Corp.:
5.25%, 5/16/2005	1,205,000	1,212,388
7.0%, 2/1/2012	495,000	495,644
8.0%, 11/1/2031	1,150,000	1,176,162
Goldman Sachs Group, Inc., 6.6%, 1/15/2012	575,000	585,699
Household Finance Corp.:
5.75%, 1/30/2007	45,000	44,511
6.5%, 1/24/2006	105,000	107,351
Ohio National Life Insurance, 8.5%, 5/15/2026	825,000	873,980
Pacific Life Insurance Co., 7.9%, 12/30/2023	1,320,000	1,440,137
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	50,000	49,500
PNC Funding Corp., 5.75%, 8/1/2006	1,025,000	1,056,512
Prudential Insurance Co., 6.375%, 7/23/2006	1,000,000	1,043,913
UnumProvident Corp., 7.375%, 6/15/2032	2,420,000	2,378,352
Wells Fargo & Co., 7.55%, 6/21/2010	1,000,000	1,114,194
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	1,680,000	1,677,786
		22,484,914
Health 0.0%
Magellan Health Services, Inc., 9.0%, 2/15/2008	50,000	18,000
Manufacturing 0.5%
Dow Chemical Co., 7.0%, 8/15/2005	50,000	53,609
Equistar Chemicals LP, 8.75%, 2/15/2009	125,000	111,775
	Principal Amount ($)	Value ($)
International Paper Co., 8.125%, 7/8/2005	400,000	439,858
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	50,000	51,000
Millennium America, Inc.:
7.0%, 11/15/2006	50,000	47,375
9.25%, 6/15/2008	120,000	122,400
Xerox Corp., 9.75%, 1/15/2009	75,000	61,500
		887,517
Media 1.4%
Comcast Cable Communications, 6.375%, 1/30/2006	375,000	363,194
CSC Holdings, Inc., 7.875%, 12/15/2007	750,000	627,906
News America Holdings, Inc., 9.25%, 2/1/2013	225,000	259,085
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	65,000	48,750
Time Warner, Inc., 9.125%, 1/15/2013	1,150,000	1,272,874
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	50,000	50,562
		2,622,371
Service Industries 0.9%
AIG Sunamerica Global Financing IV, 6.3%, 5/10/2011	1,475,000	1,526,677
Allied Waste North America, Inc., 7.625%, 1/1/2006	65,000	62,725
Service Corp. International, 6.0%, 12/15/2005	50,000	45,750
		1,635,152
Technology 0.8%
L-3 Communications Corp., 7.625%, 6/15/2012	65,000	65,163
Raytheon Co., 6.3%, 3/15/2005	1,190,000	1,239,331
Seagate Technology Holdings, 8.0%, 5/15/2009	50,000	50,000
Solectron Corp., 9.625%, 2/15/2009	50,000	45,500
		1,399,994
Transportation 0.0%
Kansas City Southern Railway, 7.5%, 6/15/2009	50,000	50,063
Utilities 4.8%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,066,064
Calpine Corp.:
7.875%, 4/1/2008	50,000	33,000
8.5%, 2/15/2011	460,000	308,200
	Principal Amount ($)	Value ($)
Cleveland Electric/Toledo Edison Co., Series B, 7.67%, 7/1/2004	1,050,000	1,109,175
CMS Energy Corp., 8.5%, 4/15/2011	55,000	39,050
KeySpan Corp.:
6.15%, 6/1/2006	275,000	287,086
7.625%, 11/15/2010	1,075,000	1,203,113
Pacificorp, 6.9%, 11/15/2011	825,000	876,839
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,050,638
PSE&G Power LLC, 6.95%, 6/1/2012	1,595,000	1,603,359
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,100,000	1,177,552
		8,754,076
Total Corporate Bonds (Cost $48,709,948)		48,753,229

Asset Backed 6.7%
Automobile Receivables 1.7%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	1,530,000	1,570,898
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,556,175
		3,127,073
Home Equity Loans 2.1%
First Union National Bank Commercial Mortgage "A2", Series 2001-C3, 6.18%, 8/15/2033	1,890,000	1,981,991
Oakwood Mortgage Investors, Inc. "A2", Series 2002-B, 5.19%, 9/15/2019	900,000	922,788
Salomon Brothers Mortgage Securities VII "A2", Series 2001-C2, 6.168%, 2/13/2010	805,000	843,377
		3,748,156
Miscellaneous 2.9%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,375,000	1,467,987
PECO Energy Transition Trust "A1", Series 2001-A, 6.52%, 12/31/2010	1,790,000	1,920,945
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	900,000	968,116
"A8", Series 2001-1, 6.89%, 12/15/2017	800,000	873,152
		5,230,200
Total Asset Backed (Cost $11,869,226)		12,105,429
	Principal Amount ($)	Value ($)
Foreign Bonds - U.S.$ Denominated 2.5%
British Sky Broadcasting PLC, 6.875%, 2/23/2009	60,000	55,192
Euramax International PLC, 11.25%, 10/1/2006	50,000	50,000
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	50,000	37,500
Pemex Finance Ltd., 9.14%, 8/15/2004	1,863,000	1,973,364
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	50,000	33,500
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	70,000	71,400
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	65,000	61,100
Sappi Papier Holding AG, 7.5%, 6/15/2032	1,580,000	1,593,114
Stagecoach Holdings PLC, 8.625%, 11/15/2009	55,000	53,118
TFM SA de CV, 12.5%, 6/15/2012	85,000	80,325
Tyco International Group SA:
6.125%, 11/1/2008	100,000	76,933
6.375%, 10/15/2011	50,000	38,276
6.75%, 2/15/2011	650,000	504,771
Total Foreign Bonds - U.S.$ Denominated (Cost $4,813,088)		4,628,593

U.S. Treasury Obligations 24.1%
U.S. Treasury Bond:
6.0%, 2/15/2026	3,310,000	3,442,906
7.25%, 5/15/2016	4,900,000	5,774,924
8.125%, 8/15/2019	475,000	608,426
U.S. Treasury Note:
3.5%, 11/15/2006	1,285,000	1,262,112
5.875%, 11/15/2004	28,619,000	30,416,617
6.0%, 8/15/2009	211,000	229,207
6.125%, 8/15/2007	1,377,000	1,500,852
6.75%, 5/15/2005	455,000	496,590
Total U.S. Treasury Obligations (Cost $43,175,078)		43,731,634

U.S. Agency Obligations 2.4%
Federal National Mortgage Association:
5.25%, 6/15/2006	650,000	676,475
5.625%, 5/14/2004	2,800,000	2,933,070
7.0%, 7/15/2005	675,000	738,179
Total U.S. Agency Obligations (Cost $4,234,901)		4,347,724
	Principal Amount ($)	Value ($)
U.S. Government Agency Pass-Thrus 20.2%
Federal Home Loan Mortgage Corp.:
6.0%, 8/15/2016	500,000	507,622
6.5%, 7/1/2032	11,400,000	11,646,149
Federal National Mortgage Association:
6.0%, 2/1/2032	1,212,811	1,211,381
6.31%, 6/1/2008	1,500,000	1,586,746
6.5% with various maturities until 7/1/2032	7,357,906	7,541,671
7.0% with various maturities until 7/1/2032	12,773,490	13,243,281
7.5% with various maturities until 8/1/2016	577,320	611,328
8.0%, 9/1/2015	255,563	272,176
Total U.S. Government Agency Pass-Thrus (Cost $36,098,050)		36,620,354

Government National Mortgage Association 1.9%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	1,894,684	1,934,428
7.0% with various maturities until 12/15/2028	1,526,132	1,588,857
Total Government National Mortgage Association (Cost $3,385,897)		3,523,285

Collateralized Mortgage Obligations 4.2%
Federal Home Loan Mortgage Corp.:
6.0%, 9/15/2016	820,000	825,341
7.5%, 6/25/2032	800,000	848,123
Federal National Mortgage Association:
5.5% with various maturities until 7/25/2017	2,150,000	2,185,328
6.0%, 10/25/2016	1,550,000	1,562,719
7.5% with various maturities until 8/25/2034	2,050,000	2,167,764
Total Collateralized Mortgage Obligations (Cost $7,573,519)		7,589,275
	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 0.9%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (Cost $1,537,082)	1,530,000	1,581,638
	Shares	Value ($)
Cash Equivalents 10.2%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $18,473,151)	18,473,151	18,473,151
Total Investment Portfolio - 100.0% (Cost $179,869,940) (a)		181,354,312

Notes to Scudder Investment Grade Bond Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $179,880,421. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $1,473,891. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,715,752 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,241,861.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $179,869,940)	$ 181,354,312
Cash	10,000
Receivable for investments sold	7,357,823
Interest receivable	1,566,969
Receivable for Portfolio shares sold	678,265
Total assets	190,967,369
Liabilities
Payable for investments purchased	19,947,523
Payable for Portfolio shares redeemed	11,049
Accrued management fee	83,316
Other accrued expenses and payables	20,074
Total liabilities	20,061,962
Net assets, at value	$ 170,905,407
Net Assets
Net assets consist of: Undistributed net investment income	3,450,908
Net unrealized appreciation (depreciation) on investments	1,484,372
Accumulated net realized gain (loss)	(3,980,828)
Paid-in capital	169,950,955
Net assets, at value	$ 170,905,407
Net Asset Value and redemption price per share ($170,905,407 / 15,047,679 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.36

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 4,151,925
Expenses: Management fee	446,810
Custodian fees	4,482
Auditing	6,526
Legal	1,875
Trustees' fees and expenses	1,300
Reports to shareholders	25,148
Other	3,834
Total expenses, before expense reductions	489,975
Expense reductions	(323)
Total expenses, after expense reductions	489,652
Net investment income	3,662,273
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,979,252)
Net unrealized appreciation (depreciation) during the period on investments	2,065,642
Net gain (loss) on investment transactions	86,390
Net increase (decrease) in net assets resulting from operations	$ 3,748,663

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 3,662,273	$ 5,630,267
Net realized gain (loss) on investment transactions	(1,979,252)	1,801,523
Net unrealized appreciation (depreciation) on investment transactions during the period	2,065,642	(2,467,539)
Net increase (decrease) in net assets resulting from operations	3,748,663	4,964,251
Distributions to shareholders from: Net investment income	(5,123,396)	(4,623,273)
Portfolio share transactions: Proceeds from shares sold	42,225,257	82,813,663
Reinvestment of distributions	5,123,396	4,623,273
Cost of shares redeemed	(8,802,073)	(31,584,271)
Net increase (decrease) in net assets from Portfolio share transactions	38,546,580	55,852,665
Increase (decrease) in net assets	37,171,847	56,193,643
Net assets at beginning of period	133,733,560	77,539,917
Net assets at end of period (including undistributed net investment income of $3,450,908 and $4,912,031, respectively)	$ 170,905,407	$ 133,733,560
Other Information
Shares outstanding at beginning of period	11,645,925	6,770,947
Shares sold	3,709,316	7,217,533
Shares issued to shareholders in reinvestment of distributions	465,763	414,684
Shares redeemed	(773,325)	(2,757,259)
Net increase (decrease) in Portfolio shares	3,401,754	4,874,978
Shares outstanding at end of period	15,047,679	11,645,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18	$ 10.36
Income (loss) from investment operations: Net investment income	.28[d]	.62[d]	.69[d]	.60[d]	.32	.66
Net realized and unrealized gain (loss) on investment transactions	-	.01[e]	.36	(.85)	.55	.26
Total from investment operations	.28	.63	1.05	(.25)	.87	.92
Less distributions from: Net investment income	(.40)	(.60)	(.60)	(.30)	(.30)	(.10)
Net realized gains on investment transactions	-	-	-	(.10)	(.10)	-
Total distributions	(.40)	(.60)	(.60)	(.40)	(.40)	(.10)
Net asset value, end of period	$ 11.36	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18
Total Return (%)	2.42**	5.71	9.90	(2.06)	7.93	9.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	134	78	71	52	16
Ratio of expenses before expense reductions (%)	.66*	.64	.68	.65	.67	.80
Ratio of expenses after expense reductions (%)	.66*	.64	.67	.65	.67	.80
Ratio of net investment income (loss) (%)	4.87*	5.46	6.36	5.42	5.50	6.23
Portfolio turnover rate (%)	306*	176	311	131	130	311

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
e The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Management Summary June 30, 2002

Scudder Money Market Portfolio

The market experienced a significant shift during the six-month period ended June 30, 2002. In the first quarter of 2002, overall market sentiment pointed to the Federal Reserve Board increasing short-term interest rates sometime later in 2002, as it appeared that the economy was on track to recovery. However, that sentiment shifted significantly during the second quarter with the rate increase becoming unlikely as investor confidence sharply declined, particularly following an announcement that WorldCom had committed massive accounting fraud. As a result, yields on money market securities declined further during the second quarter. Rates fell amid more reports of accounting scandals from some U.S. corporations, continued concerns about terrorist activity and the potential for war in the Middle East.

After April 8, the portfolio was restructured under a group led by Darlene Rasel, with a focus on creating a portfolio with strong potential for yield, while maintaining stability. To that end, the portfolio primarily was restructured to include a larger number of short-maturity issues to provide stability and a smaller amount of long-maturity securities to boost potential for yield. Overall, the weighted average maturity of Scudder's money funds is on the longer-end of maturity ranges, between 60 to 90 days. While it appears that the United States has rebounded from last year's economic downturn, management believes the acceleration in the economy will not likely be as strong as investors had hoped it would be earlier in 2002.

Darlene M. Rasel
Lead Manager
Deutsche Investment Management Americas Inc.

An investment in the Scudder Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Commercial Paper 61.1%
American Honda Finance Corp., 1.9%*, 8/23/2002	7,000,000	6,999,898
Apreco Inc., 1.79%**, 7/18/2002	10,000,000	9,991,547
Associates Corp of North America, 1.957%*, 6/15/2003	5,000,000	5,000,000
Atlantis One Funding Corp., 1.95%**, 8/16/2002	10,000,000	9,975,083
Barton Capital Corp., 1.84%**, 7/10/2002	10,000,000	9,995,400
Bavaria TRR Corp., 1.79%**, 7/8/2002	10,000,000	9,996,519
Bavaria TRR Corp., 1.81%**, 7/22/2002	10,000,000	9,989,442
Bayerische Hypo-Und Vereinsbank AG, 1.8%**, 7/24/2002	10,000,000	9,988,500
Blue Ridge Asset Funding Corp., 1.81%**, 7/24/2002	10,000,000	9,988,436
Danske Corp., 1.82%**, 7/18/2002	10,000,000	9,991,406
Delaware Funding Corp., 1.8%**, 7/26/2002	10,000,000	9,987,500
Edison Asset Securities LLC, 1.96%**, 12/4/2002	10,000,000	9,915,067
Falcon Asset Securitization Corp., 1.8%**, 7/25/2002	11,000,000	10,986,800
General Electric Capital Corp., 2.04%**, 11/5/2002	10,000,000	9,928,033
Goldman Sachs Group Inc., 1.879%*, 10/16/2002	10,000,000	10,000,000
Greyhawk Funding LLC, 1.68%**, 7/12/2002	10,000,000	9,994,867
Household Finance Corp., 1.91%*, 9/26/2002	5,000,000	5,000,000
Household Finance Corp., 1.98%*, 12/20/2002	5,000,000	4,998,836
ING (US) Funding LLC, 1.78%**, 7/22/2002	10,000,000	9,989,617
Jupiter Securitization Corp., 1.79%**, 7/10/2002	10,000,000	9,995,525
Jupiter Securitization Corp., 1.8%**, 7/15/2002	10,000,000	9,993,000
Kitty Hawk Funding Corp., 1.92%**, 7/26/2002	10,000,000	9,986,667
Moriarty LLC, 2.1%**, 11/22/2002	10,000,000	9,916,000
Park Avenue Receivables Corp., 1.8%**, 7/29/2002	10,000,000	9,986,000
Pennine Funding LLC, 2.15%**, 7/2/2002	10,000,000	9,999,403
Perry Global Funding LLC, 1.83%**, 7/16/2002	10,000,000	9,992,375
Preferred Receivable Funding Corp., 1.8%**, 8/6/2002	12,678,000	12,655,180
Private Export Funding Corp., 2.05%**, 8/30/2002	10,000,000	9,965,833
	Principal Amount ($)	Value ($)
Scaldis Capital LLC, 1.83%**, 7/9/2002	10,000,000	9,995,933
Sheffield Receivables Corp., 1.79%**, 7/1/2002	10,000,000	10,000,000
Sheffield Receivables Corp., 1.79%**, 7/18/2002	10,000,000	9,991,547
Sheffield Receivables Corp., 1.83%**, 7/23/2002	10,000,000	9,988,817
Sheffield Receivables Corp., 1.82%**, 8/5/2002	10,000,000	9,982,306
Sigma Finance Inc., 2.08%**, 7/11/2002	10,000,000	9,994,222
Swedish National Housing Finance Corp., 1.95%**, 8/7/2002	10,000,000	9,979,958
Sweetwater Capital Corp., 1.9%**, 7/8/2002	7,894,000	7,891,084
Verizon Communications Inc., 6.56%, 8/14/2002	11,950,000	12,014,990
Westdeutsche Landesbank GZ, 2.06%*, 10/28/2002	10,000,000	9,931,905
Total Commercial Paper (Cost $364,977,696)		364,977,696

Certificates of Deposit 18.3%
American Express Centurian Bank, 1.834%*, 11/6/2002	10,000,000	10,000,000
Canadian Imperial Bank of Commerce, 2.71%, 3/17/2003	10,000,000	10,032,297
Comerica Bank, 1.8%*, 10/28/2002	10,000,000	10,000,000
Dresdner Bank AG , 2.58%, 5/8/2003	10,000,000	10,012,037
Landesbank Baden-Wuerttemberg, 2.41%, 6/16/2003	10,000,000	10,015,126
Svenska Handelsbanken, 2.5%, 6/13/2003	12,000,000	11,997,180
Toronto Dominion Bank, 2.49%, 3/7/2003	7,000,000	7,009,955
UBS AG, 2.1%, 2/13/2003	10,000,000	10,000,000
U.S. Bank N.A., 1.83%*, 1/10/2003	10,000,000	10,000,000
Westpac Banking Corp., 2.175%, 1/24/2003	20,000,000	20,000,568
Total Certificates of Deposit (Cost $109,067,163)		109,067,163

Repurchase Agreements 20.6%
J.P. Morgan Chase & Co., 1.98%, to be repurchased at $120,019,800 on 7/1/2002	120,000,000	120,000,000
State Street Bank and Trust Company, 1.88%, to be repurchased at $2,643,414 on 7/1/2002	2,643,000	2,643,000

Principal Amount ($)	Value ($)
Total Repurchase Agreements (b) (Cost $122,643,000)	122,643,000
Total Investment Portfolio - 100.0% (Cost $596,687,859) (a)	596,687,859

Notes to Scudder Money Market Portfolio of Investments

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of June 30, 2002.
** Interest rates represent annualized yield to date of maturity.
(a) Cost for federal income tax purposes was $596,687,859.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $596,687,859)	$ 596,687,859
Cash	841
Interest receivable	715,524
Receivable for Portfolio shares sold	6,923,766
Total assets	604,327,990
Liabilities
Dividends payable	281,558
Payable for Portfolio shares redeemed	1,475
Accrued management fee	236,406
Other accrued expenses and payables	100,581
Total liabilities	620,020
Net assets, at value	$ 603,707,970
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	5,013
Paid-in capital	603,702,957
Net assets, at value	$ 603,707,970
Net Asset Value and redemption price per share ($603,707,970 / 603,690,711 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 5,764,578
Expenses: Management fee	1,480,358
Custodian fees	14,424
Auditing	30,299
Legal	9,401
Trustees' fees and expenses	5,300
Reports to shareholders	40,039
Other	14,204
Total expenses, before expense reductions	1,594,025
Expense reductions	(217)
Total expenses, after expense reductions	1,593,808
Net investment income	4,170,770
Net realized gain (loss) from investments	1,822
Net increase (decrease) in net assets resulting from operations	$ 4,172,592

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 4,170,770	$ 15,672,397
Net realized gain (loss) on investment transactions	1,822	9,357
Net increase (decrease) in net assets resulting from operations	4,172,592	15,681,754
Distributions to shareholders from: Net investment income	(4,143,353)	(15,691,810)
Portfolio share transactions: Proceeds from shares sold	1,316,325,253	4,484,819,119
Reinvestment of distributions	4,235,916	16,051,939
Cost of shares redeemed	(1,387,582,029)	(4,108,987,621)
Net increase (decrease) in net assets from Portfolio share transactions	(67,020,860)	391,883,437
Increase (decrease) in net assets	(66,991,621)	391,873,381
Net assets at beginning of period	670,699,591	278,826,210
Net assets at end of period	$ 603,707,970	$ 670,699,591
Other Information
Shares outstanding at beginning of period	670,711,571	278,826,210
Shares sold	1,316,325,253	4,484,820,688
Shares issued to shareholders in reinvestment of distributions	4,235,916	16,051,939
Shares redeemed	(1,387,582,029)	(4,108,987,266)
Net increase (decrease) in Portfolio shares	(67,020,860)	391,885,361
Shares outstanding at end of period	603,690,711	670,711,571

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.007	.037	.059	.050	.050	.050
Total from investment operations	.007	.037	.059	.050	.050	.050
Less distributions from: Net investment income	(.007)	(.037)	(.059)	(.050)	(.050)	(.050)
Total distributions	(.007)	(.037)	(.059)	(.050)	(.050)	(.050)
Net asset value, end of period	$ 1.00	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.68**	3.75	6.10	4.84	5.15	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	604	671	279	231	152	100
Ratio of expenses (%)	.54*	.55	.58	.54	.54	.55
Ratio of net investment income (loss) (%)	1.41*	3.39	5.94	4.77	5.02	5.14

a For the six months ended June 30, 2002 (Unaudited).
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder New Europe Portfolio

International equity markets were dominated by uncertainty during the first half of 2002. Despite a brief reprieve early on, share prices throughout most of the developed world were generally weak as accounting scandals, renewed fears of terrorism, lackluster profits and concerns about slowing economies undermined investor confidence and weakened the U.S. dollar. European markets were hit especially hard, dragged down primarily by telecommunications and information technology stocks.

Scudder New Europe Portfolio declined for the semiannual period, falling just short of its benchmark, the MSCI Europe Index. While technology and related holdings caused the most damage, the portfolio's losses were partly offset by holdings in such diverse sectors as materials, banks and oil. With respect to materials companies, we are in the process of trimming our exposure here and have used some of these proceeds to increase exposure to fundamentally strong pharmaceuticals that are now available at attractive prices as a result of patent panic. We've also added selectively to utilities, information technology and semiconductors to the point that we're now slightly more heavily weighted here than the index. Please note that during the period under review, the portfolio experienced a change in investment advisor and portfolio management. Shifts in the portfolio have been limited with respect to this transition. The philosophy, objective and overall process remain intact. We have been consolidating the portfolio, focusing on stocks in which we have the strongest conviction, but the bulk of that process has been completed.

Joseph Axtell
Portfolio Manager
Deutsche Investment Management Americas Inc.

MSCI Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses; investors cannot directly access an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder New Europe Portfolio

	Shares	Value ($)
Common Stocks 94.1%
Belgium 0.4%
Dexia* (Supplier of municipal lending services)	9,320	92
Interbrew (Operator of brewing business)	4,300	124,032
		124,124
Denmark 0.9%
Novo Nordisk AS "B"* (Producer of pharmaceuticals with a specialty in diabetic treatment)	9,050	300,652
Finland 3.0%
Fortum Corp.* (Provider of a full range of energy related services)	24,470	141,797
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	57,700	848,486
		990,283
France 21.1%
Altran Technologies SA (Provider of technology consulting services)	5,124	149,986
Aventis SA (Manufacturer of life science products)	13,206	940,187
BNP Paribas SA (Provider of banking services)	13,651	758,531
Credit Lyonnais SA (Provider of diversified banking services)	6,318	272,076
Groupe Danone (Producer of food products worldwide)	2,521	348,203
Lafarge SA (Supplier of various building materials)	2,232	223,685
Pechiney SA "A" (Manufacturer of aluminum products as well as other specialty metals)	7,624	349,877
PSA Peugeot Citroen* (Manufacturer of automobiles and commercial vehicles)	7,352	383,353
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	3,017	184,407
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	8,009	432,710
Societe Generale "A" (Provider of banking services)	9,909	655,808
Suez SA* (Builder of water treatment plants)	27,636	740,389
	Shares	Value ($)
TotalFinaElf SA "B" (Producer of oil and natural gas)	6,583	1,073,857
Vinci SA (Builder of roads and provider of engineering and construction services)	4,589	312,593
Vivendi Universal SA (Operator of music, television, film and telecommunication businesses)	5,370	116,585
		6,942,247
Germany 19.4%
Allianz AG (Provider of multi-line insurance services)	4,183	841,738
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	5,637	285,259
BASF AG (Producer of chemical products)	5,969	278,073
Danske Bank AS (Provider of financial services)	17,470	322,819
Deutsche Boerse AG (Provider of financial services)	6,606	280,218
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	41,740	394,285
E.On AG (Distributor of oil and chemicals)	8,777	513,829
Fresenius Medical Care AG (Manufacturer that distributes equipment and products for dialysis patients)	4,590	205,860
Infineon Technologies AG* (Manufacturer and marketer of semiconductors)	29,740	467,135
KarstadtQuelle AG (Operator of department stores)	9,005	234,996
MAN AG (Operator of a commodities trading company)	16,680	352,199
Marschollek, Lautenschlaeger und Partner AG (Provider of investment services)	4,960	154,783
Metro AG (Operator of building, clothing, electronic and food stores)	10,896	335,158
Muenchener Rueckversicherungs- Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	1,794	426,333
SAP AG (Manufacturer of computer software)	5,076	503,666
Schering AG (Producer of pharmaceuticals and industrial chemicals)	4,287	269,477
	Shares	Value ($)
Siemens AG (Manufacturer of electrical and electronic equipment)	8,554	515,628
		6,381,456
Italy 3.7%
ENI SpA* (Provider of oilfield and engineering services)	55,760	890,778
Saipem SpA (Provider of offshore and onshore drilling services)	43,800	316,393
		1,207,171
Netherlands 6.2%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	8,400	367,486
ASML Holding NV* (Developer of photolithography projection systems)	26,020	413,870
Getronics NV* (Provider of computer consulting and solution design services)	53,200	101,880
Gucci Group NV* (Designer and producer of personal luxury accessories and apparel)	3,630	342,177
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	12,380	310,172
VNU NV (Provider of publishing services)	17,930	500,640
		2,036,225
Portugal 0.5%
Portugal Telecom SGPS SA (Registered) (Provider of telecommunication services)	23,400	166,013
Spain 6.2%
Amadeus Global Travel Distribution SA "A"* (Operator of a travel reservation system)	31,800	204,467
Banco Popular Espanol SA (Provider of retail banking services)	16,510	733,424
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	13,200	280,029
Telefonica SA* (Provider of telecommunication services)	78,386	661,117
Union Fenosa SA (Provider of electric utilities)	8,336	153,848
		2,032,885
	Shares	Value ($)
Sweden 0.8%
Assa Abloy AB "B" (Manufacturer of security locks)	17,430	246,601
Switzerland 10.0%
Credit Suisse Group* (Provider of universal banking services)	21,259	677,518
Nestle SA* (Registered) (Producer and seller of food products)	2,247	525,907
Novartis AG (Manufacturer of pharmaceutical and nutrition products)	21,630	954,865
Swiss Re* (Registered) (Provider of reinsurance, insurance and banking services)	7,629	748,698
Syngenta AG (Producer of seeds and chemicals for crop protection)	6,020	363,206
		3,270,194
United Kingdom 21.6%
Aegis Group PLC (Provider of independent media services)	269,872	370,666
BAA PLC (Owner and operator of airports)	30,000	275,004
Barclays PLC (Provider of commercial and investment banking services)	70,663	596,928
BP PLC (Exporter and producer of oil and natural gas)	89,950	758,479
Brambles Industries PLC (Provider of material handling and industrial services)	81,920	411,515
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	40,480	389,657
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	53,693	1,165,158
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment services)	13,696	126,282
J Sainsbury PLC (Distributor of food)	44,824	244,203
Misys PLC (Provider of software and hardware computer solutions)	41,381	153,252
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	43,891	1,249,336
Shell Transport & Trading PLC (Provider of oil and gas)	21,250	160,974
Taylor Nelson Sofres PLC (Provider of market research services)	81,070	236,965
	Shares	Value ($)
The Sage Group PLC (Distributor of accounting and payroll software)	97,840	253,792
Vodafone Group PLC (Provider of mobile telecommunication services)	389,235	536,099
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products)	4,780	198,677
		7,126,987
	Shares	Value ($)
United States 0.3%
mm02 PLC* (Provider of mobile communication services)	134,550	86,482
Total Common Stocks (Cost $31,184,422)		30,911,320

Cash Equivalents 5.9%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,946,978)	1,946,978	1,946,978
Total Investment Portfolio - 100.0% (Cost $33,131,400) (a)		32,858,298

Notes to Scudder New Europe Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $33,961,944. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $1,103,646. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,804,914 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,908,560.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At June 30, 2002, the Scudder New Europe Portfolio had the following industry diversification:

Industry	Value	Percent
Financial	$ 7,718,302	23.5%
Manufacturing	4,158,242	12.7%
Energy	3,342,278	10.2%
Health	3,294,878	10.0%
Communications	2,692,482	8.2%
Technology	2,219,341	6.7%
Consumer Discretionary	1,562,845	4.7%
Service Industries	1,536,527	4.7%
Utilities	1,408,066	4.3%
Miscellaneous	2,978,359	9.1%
Total Common Stocks	30,911,320	94.1%
Cash Equivalents	1,946,978	5.9%
Total Investment Portfolio	$ 32,858,298	100.0%

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $33,131,400)	$ 32,858,298
Receivable for investments sold	286,785
Dividends receivable	73,783
Interest receivable	456
Receivable for Portfolio shares sold	7,383
Foreign taxes recoverable	50,393
Due from Advisor	1,066
Total assets	33,278,164
Liabilities
Payable for Portfolio shares redeemed	30,030
Other accrued expenses and payables	46,106
Total liabilities	76,136
Net assets, at value	$ 33,202,028
Net Assets
Net assets consist of: Undistributed net investment income	219,376
Net unrealized appreciation (depreciation) on: Investments	(273,102)
Foreign currency related transactions	4,675
Accumulated net realized gain (loss)	(6,459,309)
Paid-in capital	39,710,388
Net assets, at value	$ 33,202,028
Net Asset Value and redemption price per share ($33,202,028 / 5,300,182 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.26

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $40,411)	$ 363,175
Interest	19,442
Total Income	382,617
Expenses: Management fee	145,966
Custodian and accounting fees	104,549
Auditing	972
Trustees' fees and expenses	187
Reports to shareholders	2,401
Other	37
Total expenses, before expense reductions	254,112
Expense reductions	(90,871)
Total expenses, after expense reductions	163,241
Net investment income (loss)	219,376
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(334,945)
Foreign currency related transactions	(18,262)
(353,207)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,175,205)
Foreign currency related transactions	11,129
(1,164,076)
Net gain (loss) on investment transactions	(1,517,283)
Net increase (decrease) in net assets resulting from operations	$ (1,297,907)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 219,376	$ 91,545
Net realized gain (loss) on investment transactions	(353,207)	(5,886,163)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,164,076)	701,225
Net increase (decrease) in net assets resulting from operations	(1,297,907)	(5,093,393)
Distributions to shareholders from: Net investment income	-	(345,868)
Portfolio share transactions: Proceeds from shares sold	54,147,019	148,664,327
Reinvestment of distributions	-	345,868
Cost of shares redeemed	(42,818,713)	(133,885,378)
Net increase (decrease) in net assets from Portfolio share transactions	11,328,306	15,124,817
Increase (decrease) in net assets	10,030,399	9,685,556
Net assets at beginning of period	23,171,629	13,486,073
Net assets at end of period (including undistributed net investment income of $219,376 at June 30, 2002)	$ 33,202,028	$ 23,171,629
Other Information
Shares outstanding at beginning of period	3,512,413	1,397,393
Shares sold	8,430,022	20,719,356
Shares issued to shareholders in reinvestment of distributions	-	44,351
Shares redeemed	(6,642,253)	(18,648,687)
Net increase (decrease) in Portfolio shares	1,787,769	2,115,020
Shares outstanding at end of period	5,300,182	3,512,413

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 6.60	$ 9.65	$ 10.35	$ 9.12	$ 10.00
Income (loss) from investment operations: Net investment income	.05[d]	.04[d]	.31[d]	.13[d]	.03
Net realized and unrealized gain (loss) on investment transactions	(.39)	(2.89)	(.95)	1.15	(.91)
Total from investment operations	(.34)	(2.85)	(.64)	1.28	(.88)
Less distributions from: Net investment income	-	(.20)	(.03)	(.05)	-
Net realized gains on investment transactions	-	-	(.03)	-	-
Total distributions	-	(.20)	(.06)	(.05)	-
Net asset value, end of period	$ 6.26	$ 6.60	$ 9.65	$ 10.35	$ 9.12
Total Return (%)[e]	(5.15)**	(29.86)	(6.17)	14.09	(8.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	23	13	7	3
Ratio of expenses before expense reductions (%)	1.74*	2.47	2.65	4.30	19.55*
Ratio of expenses after expense reductions (%)	1.12*	1.12	1.14	1.10	1.13*
Ratio of net investment income (loss) (%)	1.50*	.51	3.14	1.44	1.13*
Portfolio turnover rate (%)	166*	237	105	146	100*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Small Cap Growth Portfolio

The portfolio fell sharply in the first half of 2002. Health care stocks within the portfolio led the decline, which was greater than the drop in the Russell 2000 Growth Index for the period. The index tracks mid-cap, growth-oriented domestic stocks. For the quarter, biotechnology stocks in the portfolio fared poorly as increased regulatory and product concerns undermined investor confidence.

As the U.S. economic recovery sputtered, investors lost confidence in short-term earnings estimates. In addition, investors grew skeptical about corporate strategy and business forecasts amid increased scrutiny of corporate governance and management practices in many industries, including telecom, energy and consumer services.

We reduced the number of portfolio holdings and increased the portfolio's cash position as of June 30. It's been a tough environment in which to modify the portfolio to focus on a more concentrated mix of stocks. We are continuing to strive toward a long-term goal of significantly reducing the number of stocks in the portfolio to a size that we can monitor very closely.

There is plenty of grist for pessimists in the current investment picture. We believe the bright spot among these realities is the reversal of the sentiment of the investing public. There are plenty of good smaller companies with reasonable prices. It is a far better environment for investing in them than it has been for the past five years. We are therefore taking a somewhat contrarian and optimistic view regarding the task at hand.

Sewall F. Hodges
Peter Chin
Roy C. McKay
Co-Managers
Deutsche Investment Management Americas Inc.

Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 86.5%
Communications 2.7%
Telephone/Communications
Entercom Communications Corp.*	51,600	2,368,440
Remec, Inc.*	153,700	862,257
Time Warner Telecom, Inc. "A"*	242,200	406,896
Triton PCS Holdings, Inc. "A"*	367,500	1,433,250
		5,070,843
Consumer Discretionary 10.3%
Apparel & Shoes 6.5%
Abercrombie & Fitch Co. "A"*	90,500	2,182,861
American Eagle Outfitters, Inc.*	105,200	2,223,928
Brown Shoe Co., Inc.	60,300	1,694,430
dELiA*s Corp. "A"*	221,200	1,128,120
Foot Locker, Inc.*	185,700	2,683,365
Talbots, Inc.	62,900	2,201,500
		12,114,204
Department & Chain Stores 1.7%
Men's Wearhouse, Inc.*	122,200	3,116,100
Home Furnishings 2.1%
Pier 1 Imports, Inc.	184,100	3,866,100
Consumer Staples 3.9%
Food & Beverage
Constellation Brands, Inc. "A"*	130,800	4,185,600
Performance Food Group Co.*	87,600	2,966,136
		7,151,736
Durables 2.2%
Aerospace 0.9%
United Defense Industries, Inc.*	70,800	1,628,400
Telecommunications Equipment 1.3%
UTStarcom, Inc.*	117,800	2,376,026
Energy 4.3%
Oil & Gas Production 3.5%
Ocean Energy, Inc.	68,500	1,484,395
Patina Oil & Gas Corp.	82,875	2,273,261
Plains Resources, Inc.*	43,600	1,166,300
Talisman Energy, Inc.	35,800	1,612,453
		6,536,409
Oil/Gas Transmission 0.8%
Western Gas Resources, Inc.	38,300	1,432,420
Financial 4.3%
Banks 1.8%
Texas Regional Bancshares, Inc. "A"	66,920	3,319,834
	Shares	Value ($)
Insurance 2.5%
Everest Re Group Ltd.	31,500	1,762,425
HCC Insurance Holdings, Inc.	110,200	2,903,770
		4,666,195
Health 17.9%
Biotechnology 2.3%
ILEX Oncology, Inc.*	66,500	936,985
Invitrogen Corp.*	28,800	921,888
Ligand Pharmaceuticals "B"*	116,600	1,690,700
MedImmune, Inc.*	29,700	784,080
		4,333,653
Health Industry Services 3.3%
Covance, Inc.*	115,500	2,165,625
DaVita, Inc.*	169,700	4,038,860
		6,204,485
Medical Supply & Specialty 2.9%
Edwards Lifesciences Corp.*	114,100	2,647,120
Renal Care Group, Inc.*	86,600	2,697,590
		5,344,710
Pharmaceuticals 9.4%
Biovail Corp.*	145,700	4,219,472
Caremark Rx, Inc.*	167,000	2,755,500
Celgene Corp.*	83,100	1,271,430
Charles River Laboratories International, Inc.*	96,200	3,371,810
CV Therapeutics, Inc.*	59,400	1,106,028
ICN Pharmaceuticals, Inc.	120,000	2,905,200
NPS Pharmaceuticals, Inc.*	115,674	1,772,126
		17,401,566
Manufacturing 4.8%
Containers & Paper 3.8%
Packaging Corp. of America*	161,900	3,220,191
Pactiv Corp.*	160,400	3,817,520
		7,037,711
Office Equipment/Supplies 1.0%
DDi Corp.*	249,700	249,450
Polycom, Inc.*	141,000	1,690,590
		1,940,040
Media 4.8%
Advertising 1.1%
Lamar Advertising Co.*	53,200	1,979,572
Broadcasting & Entertainment 3.7%
Alloy, Inc.*	87,800	1,267,832
Emmis Communications Corp. "A"*	121,800	2,580,942
Hispanic Broadcasting Corp.*	87,300	2,278,530
	Shares	Value ($)
Regent Communications, Inc.*	95,800	676,252
		6,803,556
Metals and Minerals 1.4%
Steel & Metals
Precision Castparts Corp.	78,400	2,587,200
Service Industries 3.2%
EDP Services 2.3%
ChoicePoint, Inc.*	94,066	4,277,181
Miscellaneous Commercial Services 0.9%
Plexus Corp.*	88,200	1,596,420
Technology 15.3%
Computer Software 7.4%
Actuate Corp.*	385,900	1,736,550
Advent Software, Inc.*	25,200	647,640
Business Objects SA (ADR)*	65,600	1,843,360
Centillium Communications, Inc.*	196,000	1,709,120
Informatica Corp.*	233,300	1,654,097
IONA Technologies PLC (ADR)*	88,900	471,099
Mercury Interactive Corp.*	20,300	466,088
NetIQ Corp.*	30,796	696,913
Precise Software Solutions Ltd.*	129,900	1,240,545
Quest Software, Inc.*	83,000	1,205,990
Rational Software Corp.*	85,800	704,418
THQ, Inc.*	33,100	987,042
Vignette Corp.*	146,700	288,999
		13,651,861
Diverse Electronic Products 0.6%
McDATA Corp. "A"*	129,700	1,142,657
EDP Peripherals 0.9%
Symbol Technologies, Inc.	203,400	1,728,900
Electronic Components/Distributors 0.3%
Applied Micro Circuits Corp.*	125,800	595,034
Precision Instruments 1.2%
Coherent, Inc.*	72,700	2,147,485
Semiconductors 4.9%
Conexant Systems, Inc.*	192,800	312,336
Cree, Inc.*	116,200	1,537,326
Emulex Corp.*	53,500	1,204,285
	Shares	Value ($)
Fairchild Semiconductor Corp.*	77,700	1,888,110
Genesis Microchip, Inc.*	84,300	703,062
Pericom Semiconductor Corp.*	113,300	1,313,147
Skyworks Solutions, Inc.*	173,373	962,219
Vitesse Semiconductor Corp.*	84,100	265,756
Xilinx, Inc.*	38,500	863,555
		9,049,796
Utilities 1.7%
Electric Utilities
Great Plains Energy, Inc.	46,600	948,310
UIL Holdings Corp.	19,600	1,067,416
WPS Resources Corp.	29,900	1,220,817
		3,236,543
Other 9.7%
iShares Russell 2000 Growth	197,100	9,401,670
iShares Russell 2000 Index Fund	95,700	8,675,205
		18,076,875
Total Common Stocks (Cost $182,039,311)		160,413,512

Preferred Stocks 0.2%
Communications 0.1%
Telephone/Communications
Convergent Networks, Inc.*	113,149	151,620
Technology 0.1%
Computer Software
Applianceware LP*	218,659	0
fusionOne*	230,203	170,350
Planetweb, Inc. "E"*	137,868	64,798
		235,148
Total Preferred Stocks (Cost $4,599,990)		386,768

Cash Equivalents 13.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $24,758,588)	24,758,588	24,758,588
Total Investment Portfolio - 100.0% (Cost $211,397,889) (a)		185,558,868

Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $212,090,049. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $26,531,181. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,985,901 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $47,517,082.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $211,397,889)	$ 185,558,868
Cash	10,000
Receivable for investments sold	96,785
Dividends receivable	48,363
Interest receivable	37,840
Receivable for Portfolio shares sold	7,907
Total assets	185,759,763
Liabilities
Payable for investments purchased	120,201
Payable for Portfolio shares redeemed	387,553
Accrued management fee	107,570
Other accrued expenses and payables	45,673
Total liabilities	660,997
Net assets, at value	$ 185,098,766
Net Assets
Net assets consist of: Accumulated net investment loss	(282,223)
Net unrealized appreciation (depreciation) on investments	(25,839,021)
Accumulated net realized gain (loss)	(119,978,602)
Paid-in capital	331,198,612
Net assets, at value	$ 185,098,766
Net Asset Value and redemption price per share ($185,098,766 / 18,951,635 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.77

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld $1,051)	$ 248,091
Interest	243,785
Total Income	491,876
Expenses: Management fee	702,330
Custodian fees	3,141
Auditing	13,690
Legal	15,705
Trustees' fees and expenses	2,147
Reports to shareholders	30,554
Other	6,997
Total expenses, before expense reductions	774,564
Expense reductions	(465)
Total expenses, after expense reductions	774,099
Net investment income (loss)	(282,223)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(21,813,538)
Written options	47,913
Foreign currency related transactions	52
(21,765,573)
Net unrealized appreciation (depreciation) during the period on investments	(35,577,009)
Net gain (loss) on investment transactions	(57,342,582)
Net increase (decrease) in net assets resulting from operations	$ (57,624,805)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (282,223)	$ (288,483)
Net realized gain (loss) on investment transactions	(21,765,573)	(79,443,167)
Net unrealized appreciation (depreciation) on investment transactions during the period	(35,577,009)	(7,240,482)
Net increase (decrease) in net assets resulting from operations	(57,624,805)	(86,972,132)
Distributions to shareholders from: Net realized gains	-	(34,633,203)
Return of capital	-	(365,607)
Portfolio share transactions: Proceeds from shares sold	66,566,733	349,551,936
Reinvestment of distributions	-	34,998,810
Cost of shares redeemed	(55,693,090)	(331,756,115)
Net increase (decrease) in net assets from Portfolio share transactions	10,873,643	52,794,631
Increase (decrease) in net assets	(46,751,162)	(69,176,311)
Net assets at beginning of period	231,849,928	301,026,239
Net assets at end of period (including accumulated net investment loss of $282,223 at June 30, 2002)	$ 185,098,766	$ 231,849,928
Other Information
Shares outstanding at beginning of period	18,115,952	13,908,178
Shares sold	5,598,856	25,358,987
Shares issued to shareholders in reinvestment of distributions	-	2,772,424
Shares redeemed	(4,763,173)	(23,923,637)
Net increase (decrease) in Portfolio shares	835,683	4,207,774
Shares outstanding at end of period	18,951,635	18,115,952

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69	$ 16.77
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	(.02)[c]	(.09)[c]	(.06)[c]	-	.04
Net realized and unrealized gain (loss) on investment transactions	(3.02)	(6.27)	(2.01)	6.89	3.42	4.88
Total from investment operations	(3.03)	(6.29)	(2.10)	6.83	3.42	4.92
Less distributions from: Net investment income	-	-	-	-	-	(.10)
Net realized gains on investment transactions	-	(2.52)	(2.80)	-	(3.40)	(1.90)
Return of capital	-	(.03)	-	-	-	-
Total distributions	-	(2.55)	(2.80)	-	(3.40)	(2.00)
Net asset value, end of period	$ 9.77	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69
Total Return (%)	(23.67)**	(28.91)	(10.71)	34.56	18.37	34.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185	232	301	264	208	137
Ratio of expenses (%)	.72*	.68	.72	.71	.70	.71
Ratio of net investment income (loss) (%)	(.26)*	(.12)	(.34)	(.30)	(.01)	.20
Portfolio turnover rate (%)	52*	143	124	208	276	330

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Strategic Income Portfolio

The market experienced a significant shift during the six-month period ended June 30, 2002. In the first quarter of 2002, overall market sentiment pointed to the Federal Reserve Board increasing short-term interest rates sometime later in 2002 as it appeared that the economy was on track to recovery. However, that sentiment shifted during the second quarter with that rate increase becoming unlikely as investor confidence sharply declined, particularly following an announcement that WorldCom had committed massive accounting fraud.

During this period, the portfolio outperformed its unmanaged benchmark, the Lehman Brothers Government/Corporate Bond Index.

The United States remains the portfolio's largest allocation, and all government bond indices advanced during the period. Thus, the portfolio's exposure to U.S. and non-U.S. government and government-agency securities helped provide price protection during a period of market volatility. The high-yield market sold off sharply at the end of the period, in the face of increasing concerns about accounting practices among some companies in the United States and the resulting impact on investor confidence. Since the portfolio held no high-yield securities, it avoided the impact of this event.

However, the portfolio's exposure to emerging markets detracted from performance as global investors' aversion to risk increased, particularly in June. Although our emerging-market holdings contributed to the portfolio's income, we reduced our exposure to Latin American markets, which were negatively impacted by election-year uncertainty in Brazil. Instead, we have favored Eastern Europe - particularly Russia - and Asian markets.

Going forward, it appears that the U.S. economic outlook is improving, although slowly. Economic growth reports have been positive and the job market has been stable. Should these trends continue, we would consider shifting a small portion of the portfolio's government and agency holdings into investment-grade credits. However given the ongoing uncertainty in the equity markets and lack of investor confidence, we do not expect to make any shifts into investment-grade securities for a few months, at least.

The outlook for emerging markets remains uncertain. Until investors have a clearer idea of the outcome of this fall's presidential election in Brazil, questions will remain about that country's commitment to service its external debt, and these questions may continue to have a spillover effect on other emerging markets.

Jan C. Faller
Lead Manager

Greg Boal
Portfolio Manager
Deutsche Investment Management Americas Inc.

The Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. Government treasury and agency securities, and corporate Yankee bonds. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns do not reflect fees or expenses. You cannot invest directly in an index.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Strategic Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 3.1%
Financial
KFW International Finance, 1.75%, 3/23/2010 (Cost $1,190,935)	JPY 137,000,000	1,232,008

Foreign Bonds - U.S.$ Denominated 17.8%
Dominican Republic, 9.5%, 9/27/2006	600,000	640,232
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	738,846	467,320
Government of Jamaica:
11.625%, 1/15/2022	900,000	1,044,000
11.75%, 5/15/2011	190,000	224,200
Petronas Nasional Berhad, 7.625%, 10/15/2026	300,000	289,500
Republic of Bulgaria:
Series A, Collateralized Discount Bond, Floating Rate Bond, LIBOR plus ..8125%, (2.813%), 7/28/2024	700,000	626,500
Series PDI, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, (2.813%), 7/28/2011	51,940	45,707
Series RPDI, Floating Rate Bond, LIBOR plus .8125%, (2.813%), 7/28/2011	73,500	64,680
Republic of Colombia, 9.75%, 4/23/2009	182,000	176,995
Republic of Panama:
10.75%, 5/15/2020	80,000	80,000
Interest Reduction Bond, Step-up Coupon 4.25% to 7/17/2000, LIBOR plus ..8125%, (4.25%) to 7/17/2014	115,740	97,222
Republic of Peru, 9.125%, 2/21/2012	300,000	271,800
Republic of Philippines, 10.625%, 3/16/2025	730,000	754,455
Republic of Venezuela, 9.25%, 9/15/2027	150,000	96,000
Russian Federation:
8.25%, 3/31/2010	100,000	98,750
10.0%, 6/26/2007	40,000	42,600
12.75%, 6/24/2028	550,000	658,350
Step-up Coupon, 5.0% to 3/31/2007, 7% to 3/31/2030	125,000	86,797
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	180,000	125,100
Russian Ministry of Finance, 3.0%, 5/14/2006	170,000	132,600
	Principal Amount ($)(c)	Value ($)
United Mexican States:
11.375%, 9/15/2016	725,000	893,563
11.5%, 5/15/2026	115,000	145,878
Total Foreign Bonds - U.S.$ Denominated (Cost $6,826,088)		7,062,249

Foreign Bonds - Non U.S.$ Denominated 11.3%
European Investment Bank, 2.125%, 9/20/2007	JPY 139,000,000	1,271,658
Federal Republic of Germany, 6.25%, 1/4/2024	EUR 180,000	199,180
Government of Canada, 7.25%, 6/1/2007	CAD 850,000	619,283
Government of France, 4.5%, 7/12/2003	EUR 950,000	949,895
Government of Spain, 5.15%, 7/30/2009	EUR 1,000,000	1,004,850
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011	EUR 180,000	177,223
United Kingdom Treasury Bond:
7.75%, 9/8/2006	GBP 50,000	84,246
9.0%, 7/12/2011	GBP 85,000	167,101
Total Foreign Bonds - Non U.S.$ Denominated (Cost $4,228,846)		4,473,436

U.S. Treasury Obligations 53.8%
U.S. Treasury Bond:
6.0%, 2/15/2026	2,500,000	2,600,383
7.25%, 5/15/2016	2,000,000	2,357,112
8.5%, 2/15/2020	3,385,000	4,485,629
U.S. Treasury Note:
5.5%, 3/31/2003	3,000,000	3,081,480
5.625%, 12/31/2002	325,000	331,230
6.5%, 10/15/2006	3,125,000	3,440,206
6.5%, 2/15/2010	1,600,000	1,788,608
7.25%, 5/15/2004	3,000,000	3,244,863
Total U.S. Treasury Obligations (Cost $21,046,260)		21,329,511

U.S. Government Agency Pass-Thrus 2.1%
Federal National Mortgage Association, 7.5%, 10/1/2030 (Cost $781,886)	784,706	823,939
	Shares	Value ($)
Cash Equivalents 11.9%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,705,819)	4,705,819	4,705,819
Total Investment Portfolio - 100.0% (Cost $38,779,834) (a)		39,626,962

Notes to Scudder Strategic Income Portfolio of Investments

(a) The cost for federal income tax purposes was $38,805,143. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $821,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,014,084 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $192,265.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in U.S. dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro	JPY	Japanese Yen	CAD	Canadian Dollars	GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $38,779,834)	$ 39,626,962
Cash	10,000
Receivable for investments sold	2,506,290
Dividends receivable	3,342
Interest receivable	661,150
Receivable for Portfolio shares sold	48,859
Unrealized appreciation on forward foreign currency exchange contracts	9,529
Total assets	42,866,132
Liabilities
Payable for investments purchased	2,516,084
Payable for Portfolio shares redeemed	17,996
Unrealized depreciation on forward foreign currency exchange contracts	261,156
Accrued management fee	20,493
Other accrued expenses and payables	5,318
Total liabilities	2,821,047
Net assets, at value	$ 40,045,085
Net Assets
Net assets consist of: Undistributed net investment income	571,407
Net unrealized appreciation (depreciation) on: Investments	847,128
Foreign currency related transactions	(252,939)
Accumulated net realized gain (loss)	(462,593)
Paid-in capital	39,342,082
Net assets, at value	$ 40,045,085
Net Asset Value and redemption price per share ($40,045,085 / 3,871,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.34

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 19,481
Interest (net of foreign taxes withheld of $724)	673,925
Total Income	693,406
Expenses: Management fee	91,819
Custodian fees	4,916
Auditing	1,038
Legal	285
Trustees' fees and expenses	299
Reports to shareholders	2,645
Other	588
Total expenses, before expense reductions	101,590
Expense reductions	(49)
Total expenses, after expense reductions	101,541
Net investment income	591,865
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(233)
Foreign currency related transactions	(2,982)
(3,215)
Net unrealized appreciation (depreciation) during the period on: Investments	803,520
Foreign currency related transactions	(315,559)
487,961
Net gain (loss) on investment transactions	484,746
Net increase (decrease) in net assets resulting from operations	$ 1,076,611

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 591,865	$ 695,369
Net realized gain (loss) on investment transactions	(3,215)	(37,804)
Net unrealized appreciation (depreciation) on investment transactions during the period	487,961	26,603
Net increase (decrease) in net assets resulting from operations	1,076,611	684,168
Distributions to shareholders from: Net investment income	(775,881)	(110,157)
Portfolio share transactions: Proceeds from shares sold	24,264,247	20,261,132
Reinvestment of distributions	775,881	110,157
Cost of shares redeemed	(6,026,450)	(9,208,486)
Net increase (decrease) in net assets from Portfolio share transactions	19,013,678	11,162,803
Increase (decrease) in net assets	19,314,408	11,736,814
Net assets at beginning of period	20,730,677	8,993,863
Net assets at end of period (including undistributed net investment income of $571,407 and $755,423, respectively)	$ 40,045,085	$ 20,730,677
Other Information
Shares outstanding at beginning of period	2,018,991	912,080
Shares sold	2,357,622	1,998,893
Shares issued to shareholders in reinvestment of distributions	77,049	11,091
Shares redeemed	(582,422)	(903,073)
Net increase (decrease) in Portfolio shares	1,852,249	1,106,911
Shares outstanding at end of period	3,871,240	2,018,991

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c,d]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29	$ 10.00
Income (loss) from investment operations: Net investment income	.21[e]	.48[e]	.51[e]	.47[e]	.24	.36
Net realized and unrealized gain (loss) on investment transactions	.16	.03	(.26)	(1.10)	.86	(.07)
Total from investment operations	.37	.51	.25	(.63)	1.10	.29
Less distributions from: Net investment income	(.30)	(.10)	(.25)	(.40)	(.20)	-
Net realized gains on investment transactions	-	-	-	(.20)	(.10)	-
Total distributions	(.30)	(.10)	(.25)	(.60)	(.30)	-
Net asset value, end of period	$ 10.34	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29
Total Return (%)	3.68**	5.23	2.57	(5.85)	10.98	2.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	21	9	6	5	2
Ratio of expenses before expense reductions (%)	.72*	.66	1.14	1.03	1.08	1.10*
Ratio of expenses after expense reductions (%)	.72*	.65	1.10	1.01	1.08	1.10*
Ratio of net investment income (loss) (%)	4.18*	4.76	5.26	4.57	4.32	5.36*
Portfolio turnover rate (%)	6*	27	154	212	330	290*

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
e Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Technology Growth Portfolio

We are cautious about the technology sector's short-term recovery prospects. Analysts' earnings estimates for the balance of 2002 have been reduced. However, we believe more pruning needs to occur. In addition to a weak capital spending environment, investor sentiment has been challenged by a loss of faith in corporate balance sheets. This credibility gap will have to be bridged before investors commit any significant new money to technology stocks.

During the first six months of 2002, we focused on the highest quality, most well-capitalized companies - businesses that we believe are likely to be survivors five years from now. We retained Microsoft, IBM and Micron Technology among the portfolio's top 10 holdings. To help manage risk, we continue to maintain neutral weightings among different sub-sectors of technology.

A portfolio success during the period was KLA-Tencor, the world's largest manufacturer of semiconductor inspection tools. We expect long-term demand for such inspection tools to remain healthy. As chipmakers build smaller and faster semiconductors, they need more tools to locate defects and monitor manufacturing, and KLA-Tencor's tools provide a competitive advantage in a difficult industry environment.

Most semiconductor, personal computer and software markets remain lackluster. Two bright spots are color printers and computer video games. Consumer demand for products that can print digital photos and graphic-intense documents, as well as supplies for such products, appears robust. Game makers are benefiting from a new product cycle that we expect may lead to several years of strong growth.

Blair Treisman
Lead Manager
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 85.1%
Communications 1.7%
Cellular Telephone 1.5%
Nokia Oyj (ADR)*	106,300	1,539,224
QUALCOMM, Inc.*	90,200	2,479,598
		4,018,822
Telephone/Communications 0.2%
JDS Uniphase Corp.*	163,540	439,923
Durables 0.8%
Telecommunications Equipment
Amdocs Ltd.*	176,100	1,329,555
Nortel Networks Corp.	406,600	589,570
Tellabs, Inc.*	180	1,138
		1,920,263
Manufacturing 1.2%
Machinery/Components/Controls 0.6%
Amphenol Corp. "A"*	39,900	1,436,400
Office Equipment/Supplies 0.6%
Lexmark International, Inc.*	28,300	1,539,520
Media 2.5%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	440,700	6,482,697
Service Industries 12.4%
EDP Services 4.9%
Automatic Data Processing, Inc.	72,500	3,157,375
Computer Sciences Corp.*	50,700	2,423,460
First Data Corp.	97,000	3,608,400
Fiserv, Inc.*	57,350	2,105,319
VeriSign, Inc.*	161,000	1,157,590
		12,452,144
Miscellaneous Commercial Services 3.2%
Accenture Ltd. "A"*	129,700	2,464,300
Concord EFS, Inc.*	85,000	2,561,900
Paychex, Inc.	103,800	3,247,902
		8,274,102
Miscellaneous Consumer Services 4.3%
eBay, Inc.*	78,200	4,818,684
Sabre Holdings Corp.*	125,000	4,475,000
Yahoo!, Inc.*	123,400	1,821,384
		11,115,068
Technology 66.5%
Computer Software 20.8%
Adobe Systems, Inc.	44,880	1,279,080
	Shares	Value ($)
BEA Systems, Inc.*	478,358	4,501,349
Check Point Software Technologies Ltd.*	160,000	2,169,600
Computer Associates International, Inc.	86,800	1,379,252
DST Systems, Inc.*	38,000	1,736,980
Electronic Arts, Inc.*	65,600	4,332,880
Intuit, Inc.*	72,877	3,623,444
Mercury Interactive Corp.*	80,800	1,855,168
Microsoft Corp.*	417,973	22,863,123
Oracle Corp.*	510,700	4,836,329
PeopleSoft, Inc.*	141,600	2,107,008
Siebel Systems, Inc.*	69,400	986,868
TIBCO Software, Inc.*	263,400	1,464,504
		53,135,585
Diverse Electronic Products 3.1%
Applied Materials, Inc.*	208,520	3,966,050
Motorola, Inc.	274,720	3,961,462
		7,927,512
EDP Peripherals 3.2%
EMC Corp.*	771,200	5,822,560
VERITAS Software Corp.*	125,956	2,492,669
		8,315,229
Electronic Components/Distributors 8.0%
Agere Systems, Inc. "A"*	4,583	6,416
Agere Systems, Inc. "B"*	112,492	168,738
Analog Devices, Inc.*	82,500	2,450,250
Broadcom Corp. "A"*	260,400	4,567,416
Celestica, Inc.*	49,600	1,126,416
Cisco Systems, Inc.*	764,000	10,657,800
Flextronics International Ltd.*	103,800	740,094
Lucent Technologies, Inc.	425,200	705,832
		20,422,962
Electronic Data Processing 12.0%
Dell Computer Corp.*	269,675	7,049,305
Hewlett-Packard Co.	383,276	5,856,457
International Business Machines Corp.	224,000	16,128,000
Sun Microsystems, Inc.*	346,888	1,737,909
		30,771,671
Precision Instruments 1.4%
Agilent Technologies, Inc.*	83,200	1,967,680
Lam Research Corp.*	90,400	1,625,392
		3,593,072
Semiconductors 18.0%
Altera Corp.*	76,500	1,040,400
Integrated Device Technology, Inc.*	92,100	1,670,694
Intel Corp.	665,500	12,158,685
	Shares	Value ($)
KLA-Tencor Corp.*	58,100	2,555,819
Linear Technology Corp.	63,300	1,989,519
LSI Logic Corp.*	119,600	1,046,500
Maxim Integrated Products, Inc.*	53,137	2,036,741
Micron Technology, Inc.*	356,900	7,216,518
National Semiconductor Corp.*	69,400	2,024,398
Novellus Systems, Inc.*	60,800	2,067,200
Sanmina Corp.*	94,300	595,033
STMicroelectronics NV (New York shares)	109,900	2,673,867
	Shares	Value ($)
Texas Instruments, Inc.	202,044	4,788,443
United Microelectronics Corp. (ADR)	201,200	1,478,820
Xilinx, Inc.*	119,400	2,678,142
		46,020,779
Total Common Stocks (Cost $360,753,987)		217,865,749

Cash Equivalents 14.9%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $38,117,331)	38,117,331	38,117,331
Total Investment Portfolio - 100.0% (Cost $398,871,318) (a)		255,983,080

Notes to Scudder Technology Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $407,839,930. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $151,856,850. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,633,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $156,490,000.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $398,871,318)	$ 255,983,080
Receivable for investments sold	981,860
Dividends receivable	55,961
Interest receivable	59,419
Receivable for Portfolio shares sold	6,661
Foreign taxes recoverable	440
Total assets	257,087,421
Liabilities
Payable for investments purchased	55,344
Payable for Portfolio shares redeemed	104,228
Accrued management fee	162,621
Other accrued expenses and payables	61,262
Total liabilities	383,455
Net assets, at value	$ 256,703,966
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(678,214)
Net unrealized appreciation (depreciation) on investments	(142,888,238)
Accumulated net realized gain (loss)	(167,368,732)
Paid-in capital	567,639,150
Net assets, at value	$ 256,703,966
Net Asset Value and redemption price per share ($256,703,966 / 38,894,813 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.60

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld $3,530)	$ 265,943
Interest	457,029
Total Income	722,972
Expenses: Management fee	1,196,112
Custodian and accounting fees	37,641
Auditing	22,036
Legal	4,336
Trustees' fees and expenses	1,752
Reports to shareholders	21,288
Other	10,403
Total expenses, before expense reductions	1,293,568
Expense reductions	(24)
Total expenses, after expense reductions	1,293,544
Net investment income (loss)	(570,572)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(46,110,025)
Written options	255,350
(45,854,675)
Net unrealized appreciation (depreciation) during the period on: Investments	(61,253,594)
Written options	(72,572)
(61,326,166)
Net gain (loss) on investment transactions	(107,180,841)
Net increase (decrease) in net assets resulting from operations	$ (107,751,413)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (570,572)	$ 370,567
Net realized gain (loss) on investment transactions	(45,854,675)	(78,667,194)
Net unrealized appreciation (depreciation) on investment transactions during the period	(61,326,166)	(45,141,464)
Net increase (decrease) in net assets resulting from operations	(107,751,413)	(123,438,091)
Distributions to shareholders from: Net investment income	(313,166)	(547,146)
Portfolio share transactions: Proceeds from shares sold	42,592,622	284,035,950
Reinvestment of distributions	313,166	547,146
Cost of shares redeemed	(28,660,227)	(79,750,117)
Net increase (decrease) in net assets from Portfolio share transactions	14,245,561	204,832,979
Increase (decrease) in net assets	(93,819,018)	80,847,742
Net assets at beginning of period	350,522,984	269,675,242
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $678,214 and $205,524, respectively)	$ 256,703,966	$ 350,522,984
Other Information
Shares outstanding at beginning of period	37,439,839	19,442,070
Shares sold	4,774,427	25,541,476
Shares issued to shareholders in reinvestment of distributions	35,386	54,906
Shares redeemed	(3,354,839)	(7,598,613)
Net increase (decrease) in Portfolio shares	1,454,974	17,997,769
Shares outstanding at end of period	38,894,813	37,439,839

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 13.87	$ 17.77	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	(.01)	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	(2.74)	(4.50)	(3.84)	7.72
Total from investment operations	(2.75)	(4.49)	(3.80)	7.77
Less distributions from: Net investment income	(.01)	(.02)	-	-
Net realized gains on investment transactions	-	-	(.10)	-
Total distributions	(.01)	(.02)	(.10)	-
Net asset value, end of period	$ 6.60	$ 9.36	$ 13.87	$ 17.77
Total Return (%)	(29.42)**	(32.39)	(21.57)	77.70e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	351	270	84
Ratio of expenses before expense reductions (%)	.80*	.81	.82	1.19*
Ratio of expenses after expense reductions (%)	.80*	.81	.82	.94*
Ratio of net investment income (loss) (%)	(.35)*	.12	.21	.60*
Portfolio turnover rate (%)	53*	56	107	34*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

Scudder Total Return Portfolio

In the face of growing concerns about accounting practices and the resulting impact on investor confidence, equity markets experienced one of their most difficult quarters in many years. And, as value stocks entered their third year of outperformance versus growth stocks, portfolios such as this one, in which the equity portion concentrates on large-cap growth stocks, struggled.

While the portfolio's large-cap, growth-oriented investment style was the biggest factor in its underperformance versus the broad market, gains in the high-quality bond portfolio tempered its exposure to the equity market's volatility and helped mitigate losses from stock holdings.

The portfolio's consumer discretionary and technology holdings detracted from performance. S&P technology stocks, for example, were the broad market's poorest performers and the portfolio held an overweighting in this sector, compared to the index. However, the portfolio's medical device and medical services holdings outperformed the index. The portfolio also benefited from its underweighting in the highly troubled telecommunications industry. Meanwhile, the decline in stock prices and the strong performance of the portfolio's bond holdings resulted in a decrease in the portfolio's equity allocation and an increase in its bond position. We are in the process of rebalancing the portfolio back to its usual allocation of 60 percent stocks and 40 percent bonds.

The U.S. economy continues to rebound and appears to be on track for renewed growth in the second half of 2002. Although investment markets have not yet responded, we are confident that they will do so eventually, and that many companies will see improved earnings as the economy improves. In our view, a great deal of speculation has been wrung out of the market, and investors seem to be employing a more fundamentally based approach to investing. We believe this favors our basic discipline, which is focused on higher-quality companies that have demonstrated strong competitive positions and earnings growth relative to their industry peers.

William F. Gadsden
Lead Manager

J. Christopher Gagnier
Daniel Taylor
Janet Campagna
Warren Davis
David Baldt
Andrew Cestone
Gary Bartlett
Thomas Flaherty
Portfolio Managers
Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2002 (Unaudited)

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 54.2%
Communications 1.0%
Telephone/Communications
Verizon Communications, Inc.	181,700	7,295,255
Consumer Discretionary 6.6%
Department & Chain Stores 5.4%
Home Depot, Inc.	297,000	10,908,810
Target Corp.	269,700	10,275,570
TJX Companies, Inc.	255,200	5,004,472
Wal-Mart Stores, Inc.	272,700	15,001,227
		41,190,079
Recreational Products 0.8%
Harley-Davidson, Inc.	117,100	6,003,717
Specialty Retail 0.4%
Staples, Inc.*	164,100	3,232,770
Consumer Staples 3.5%
Food & Beverage 1.3%
PepsiCo, Inc.	204,720	9,867,504
Package Goods/Cosmetics 2.2%
Colgate-Palmolive Co.	183,400	9,179,170
Procter & Gamble Co.	86,400	7,715,520
		16,894,690
Durables 1.0%
Aerospace
United Technologies Corp.	115,800	7,862,820
Energy 4.6%
Oil & Gas Production 0.4%
Burlington Resources, Inc.	73,200	2,781,600
Oil Companies 2.2%
Exxon Mobil Corp.	417,158	17,070,105
Oilfield Services/Equipment 2.0%
Nabors Industries Ltd.*	195,700	6,908,210
Schlumberger Ltd.	178,800	8,314,200
		15,222,410
Financial 7.0%
Banks 1.6%
Fifth Third Bancorp.	81,700	5,445,305
State Street Corp.	154,000	6,883,800
		12,329,105
Consumer Finance 2.3%
American Express Co.	167,400	6,079,968
	Shares	Value ($)
Citigroup, Inc.	289,699	11,225,836
		17,305,804
Insurance 1.2%
American International Group, Inc.	139,337	9,506,964
Other Financial Companies 1.9%
Fannie Mae	151,600	11,180,500
Goldman Sachs Group, Inc.	47,700	3,498,795
		14,679,295
Health 11.0%
Biotechnology 0.6%
Genentech, Inc.*	130,500	4,371,750
Health Industry Services 1.1%
Laboratory Corp. of America Holdings*	188,600	8,609,590
Hospital Management 1.6%
Tenet Healthcare Corp.*	166,600	11,920,230
Medical Supply & Specialty 3.4%
Johnson & Johnson	245,966	12,854,183
Medtronic, Inc.	114,000	4,884,900
Zimmer Holdings, Inc.*	221,300	7,891,558
		25,630,641
Pharmaceuticals 4.3%
Abbott Laboratories	212,300	7,993,092
Eli Lilly & Co.	50,100	2,825,640
Pfizer, Inc.	451,075	15,787,625
Wyeth	122,700	6,282,240
		32,888,597
Manufacturing 2.7%
Diversified Manufacturing
General Electric Co.	332,900	9,670,745
Illinois Tool Works, Inc.	129,435	8,840,411
Tyco International Ltd.	164,600	2,223,746
		20,734,902
Media 4.2%
Advertising 0.6%
Omnicom Group, Inc.	104,600	4,790,680
Broadcasting & Entertainment 1.6%
AOL Time Warner, Inc.*	308,400	4,536,564
Viacom, Inc. "B"*	174,239	7,730,984
		12,267,548
Cable Television 1.2%
Comcast Corp. "A"*	270,100	6,439,184
	Shares	Value ($)
Cox Communications, Inc. "A"*	107,000	2,947,850
		9,387,034
Print Media 0.8%
Tribune Co.	138,900	6,042,150
Service Industries 0.9%
EDP Services 0.5%
Electronic Data Systems Corp.	108,700	4,038,205
Miscellaneous Commercial Services 0.4%
Concord EFS, Inc.*	97,100	2,926,594
Technology 11.7%
Computer Software 3.4%
Microsoft Corp.*	371,400	20,315,580
Oracle Corp.*	385,600	3,651,632
PeopleSoft, Inc.*	145,200	2,160,576
		26,127,788
Diverse Electronic Products 1.3%
Applied Materials, Inc.*	514,000	9,776,280
EDP Peripherals 0.6%
EMC Corp.*	430,500	3,250,275
VERITAS Software Corp.*	76,100	1,506,019
		4,756,294
Electronic Components/Distributors 0.8%
Cisco Systems, Inc.*	465,600	6,495,120
Electronic Data Processing 1.5%
International Business Machines Corp.	154,500	11,124,000
Semiconductors 4.1%
Intel Corp.	660,900	12,074,643
Linear Technology Corp.	134,200	4,217,906
Micron Technology, Inc.*	252,100	5,097,462
Novellus Systems, Inc.*	84,700	2,879,800
Texas Instruments, Inc.	297,000	7,038,900
		31,308,711
Total Common Stocks (Cost $448,957,568)		414,438,232

	Principal Amount ($)	Value ($)
Corporate Bonds 11.9%
Communications 0.4%
Rogers Cantel, Inc., 8.8%, 10/1/2007	2,100,000	1,365,000
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,675,000	1,562,690
WorldCom, Inc., 6.95%, 8/15/2028*	105,000	15,750
		2,943,440
	Principal Amount ($)	Value ($)
Consumer Discretionary 0.2%
Avondale Mills, Inc., 10.25%, 5/1/2006	50,000	47,063
Buffets, Inc., 11.25%, 7/15/2010	50,000	50,125
Dimon, Inc., Series B, 9.625%, 10/15/2011	60,000	62,850
International Game Technology, 8.375%, 5/15/2009	50,000	52,750
Park Place Entertainment, Inc., 8.5%, 11/15/2006	1,000,000	1,057,501
Scientific Games Corp., 12.5%, 8/15/2010	55,000	61,600
YUM! Brands, Inc., 7.7%, 7/1/2012	140,000	140,000
		1,471,889
Consumer Staples 0.6%
Willamette Industries, Inc., 7.85%, 7/1/2026	4,115,000	4,374,315
Durables 0.6%
Arvinmeritor, 6.625%, 6/15/2007	895,000	893,730
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	75,000	69,165
Metaldyne Corp., 11.0%, 6/15/2012	50,000	48,750
Qwest Capital Funding, 7.625%, 8/2/2021	270,000	139,050
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	3,113,466	3,307,784
		4,458,479
Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	75,000	78,699
Devon Energy Corp., 7.95%, 4/15/2032	795,000	855,171
Devon Financing Corp., 6.875%, 9/30/2011	1,800,000	1,874,585
Plains E&P Co., 8.75%, 7/1/2012	50,000	49,188
Progress Energy, Inc., 6.85%, 4/15/2012	2,245,000	2,338,028
		5,195,671
Financial 5.4%
Citigroup, Inc., 6.875%, 2/15/2098	2,755,000	2,725,023
FleetBoston Financial Corp., 7.25%, 9/15/2005	265,000	288,179
Ford Motor Credit Co., 7.6%, 8/1/2005	1,450,000	1,522,351
General Electric Capital Corp.:
6.0%, 6/15/2012	1,220,000	1,214,214
6.5%, 12/10/2007	1,625,000	1,744,670
6.75%, 3/15/2032	3,320,000	3,261,146
	Principal Amount ($)	Value ($)
General Motors Acceptance Corp.:
5.25%, 5/16/2005	5,620,000	5,654,456
6.875%, 9/15/2011	2,550,000	2,531,683
7.0%, 2/1/2012	725,000	725,943
Goldman Sachs Group, Inc., 6.6%, 1/15/2012	850,000	865,816
Household Finance Corp.:
6.5%, 1/24/2006	1,095,000	1,119,513
8.0%, 5/9/2005	1,610,000	1,734,240
Meristar Hospitality Corp., 9.0%, 1/15/2008	50,000	47,750
Newcourt Credit Group, 6.875%, 2/16/2005	3,580,000	3,443,029
Pacific Life Insurance Co., 7.9%, 12/30/2023	2,880,000	3,142,117
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	50,000	49,500
PNC Funding Corp., 5.75%, 8/1/2006	1,825,000	1,881,106
UnumProvident Corp., 7.375%, 6/15/2032	3,505,000	3,444,679
Wells Fargo & Co.:
7.25%, 8/24/2005	1,625,000	1,770,005
7.55%, 6/21/2010	625,000	696,371
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	3,285,000	3,280,670
		41,142,461
Health 0.1%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	55,000	54,313
Magellan Health Services, Inc., 9.0%, 2/15/2008	1,355,000	487,800
		542,113
Manufacturing 0.3%
Dow Chemical Co., 7.0%, 8/15/2005	1,625,000	1,742,299
Equistar Chemicals LP, 8.75%, 2/15/2009	250,000	223,549
Millennium America, Inc., 9.25%, 6/15/2008	130,000	132,600
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	1,020,000	10,200
Xerox Corp., 9.75%, 1/15/2009	140,000	114,800
		2,223,448
Media 0.8%
Comcast Cable Communications, 6.375%, 1/30/2006	650,000	629,537
CSC Holdings, Inc., 7.875%, 12/15/2007	2,000,000	1,674,416
News America Holdings, Inc., 9.25%, 2/1/2013	800,000	921,190
	Principal Amount ($)	Value ($)
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	850,000	845,750
Time Warner, Inc., 9.125%, 1/15/2013	1,625,000	1,798,626
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	70,000	70,788
		5,940,307
Service Industries 0.4%
AIG Sunamerica Global Financing IV, 6.3%, 5/10/2011	3,180,000	3,291,411
Technology 0.4%
L-3 Communications Corp., 7.625%, 6/15/2012	115,000	115,288
Raytheon Co.:
6.3%, 3/15/2005	2,645,000	2,754,648
6.5%, 7/15/2005	645,000	676,485
		3,546,421
Transportation 0.4%
CP Ships Ltd., 10.375%, 7/15/2012	50,000	49,000
Kansas City Southern Railway, 7.5%, 6/15/2009	50,000	50,063
U.S. Airways, Inc., Series 2000-2, 8.02%, 2/15/2019	3,120,000	3,297,965
		3,397,028
Utilities 1.6%
Alabama Power Co., 7.125%, 8/15/2004	800,000	852,851
Calpine Corp., 7.875%, 4/1/2008	195,000	128,700
KeySpan Corp., 7.625%, 11/15/2010	1,750,000	1,958,556
Pacificorp, 6.9%, 11/15/2011	1,700,000	1,806,820
Progress Energy, Inc., 6.75%, 3/1/2006	2,550,000	2,679,127
PSE&G Power LLC, 6.95%, 6/1/2012	3,120,000	3,136,352
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,625,000	1,739,566
		12,301,972
Total Corporate Bonds (Cost $92,299,004)		90,828,955

Asset Backed 2.2%
Automobile Receivables 1.2%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	3,050,000	3,131,530
Household Automotive Trust "A4", Series 2002-1, 4.39%, 5/18/2009	2,615,000	2,637,258
	Principal Amount ($)	Value ($)
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	3,090,000	3,122,455
		8,891,243
Home Equity Loans 0.2%
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	1,560,000	1,653,839
Miscellaneous 0.8%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	2,990,000	3,192,205
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	2,300,000	2,474,075
"A8", Series 2001-1, 6.89%, 7/25/2017	700,000	764,008
		6,430,288
Total Asset Backed (Cost $16,706,165)		16,975,370

Foreign Bonds - U.S.$ Denominated 1.2%
British Sky Broadcasting PLC, 6.875%, 2/23/2009	50,000	45,994
Corp Durango SA, 13.75%, 7/15/2009	50,000	41,500
Euramax International PLC, 11.25%, 10/1/2006	50,000	50,000
Global Telesystems, Inc., 11.5%, 12/15/2007*	630,000	1,575
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	80,000	60,000
MetroNet Communications Corp., Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	1,900,000	190,000
Pemex Finance Ltd., 9.14%, 8/15/2004	3,613,500	3,827,564
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	115,000	108,100
Sappi Papier Holding AG:
6.75%, 6/15/2012	2,065,000	2,090,986
7.5%, 6/15/2032	1,400,000	1,411,620
Stagecoach Holdings PLC, 8.625%, 11/15/2009	100,000	96,578
TFM SA de CV, 12.5%, 6/15/2012	50,000	47,250
Tyco International Group SA:
6.125%, 1/15/2009	55,000	42,314
6.375%, 10/15/2011	1,935,000	1,481,262
Total Foreign Bonds - U.S.$ Denominated (Cost $12,227,543)		9,494,743
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 10.4%
U.S. Treasury Bond:
6.0%, 2/15/2026	5,725,000	5,954,876
7.25%, 5/15/2016	12,690,000	14,955,876
U.S. Treasury Note:
3.5%, 11/15/2006	3,415,000	3,354,172
5.875%, 11/15/2004	49,140,000	52,226,582
6.0%, 8/15/2009	180,000	195,532
6.125%, 8/15/2007	1,696,000	1,848,543
6.75%, 5/15/2005	665,000	725,785
Total U.S. Treasury Obligations (Cost $78,052,232)		79,261,366

Collateralized Mortgage Obligations 3.9%
Federal National Mortgage Association:
"PE", Series 2002-3, 5.5%, 8/25/2015	4,690,000	4,697,328
"PB", Series 2002-47, 5.5%, 7/25/2017	3,150,000	3,234,656
"PY", Series 2002-31, 6.0%, 7/25/2014	5,000,000	5,210,740
"QN", Series 2002-51, 6.0%, 10/25/2016	3,110,000	3,135,521
"PD", Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,508,820
"2A", Series 2002-W6, 7.5%, 8/25/2034	3,810,000	4,045,744
"A5", Series 2002-W4, 7.5%, 1/25/2028	1,630,000	1,711,882
Government National Mortgage Association "C", Series 2001-43, 5.0%, 10/17/2028	1,351,836	1,374,659
Total Collateralized Mortgage Obligations (Cost $29,662,047)		29,919,350

U.S. Government Agency Pass-Thrus 4.9%
Federal National Mortgage Association:
5.946%, 2/1/2012	4,158,967	4,289,584
6.0%, 2/1/2032	3,539,426	3,535,253
6.37%, 1/1/2008	3,000,000	3,188,472
6.5%, 7/1/2017	1,900,000	1,971,013
6.5%, 7/1/2030	5,287,884	5,408,104
6.5%, 11/1/2031	4,280,127	4,370,394
6.5%, 7/1/2032	2,200,000	2,246,127
7.0%, 1/1/2032	5,625,517	5,832,423
7.0%, 7/1/2032	1,480,680	1,535,135
7.0%, 7/1/2032	2,142,702	2,221,504
7.5%, 10/1/2015	1,325,251	1,402,287
8.0%, 9/1/2015	1,163,250	1,238,870
Total U.S. Government Agency Pass-Thrus (Cost $36,469,339)		37,239,166
	Principal Amount ($)	Value ($)
Government National Mortgage Association 1.7%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	5,909,524	6,042,045
7.0% with various maturities until 6/15/2028	6,505,600	6,772,986
Total Government National Mortgage Association (Cost $12,207,047)		12,815,031

U.S. Agency Obligations 2.6%
Federal National Mortgage Association:
5.25%, 6/15/2006	2,875,000	2,992,099
5.75%, 6/15/2005	6,200,000	6,565,521
7.0%, 7/15/2005	9,480,000	10,367,319
Total U.S. Agency Obligations (Cost $18,915,868)		19,924,939
	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 2.0%
Federal Home Loan Mortgage Corp., 6.5%, 7/1/2032 (Cost $15,568,438)	15,400,000	15,732,517

	Shares	Value ($)
Cash Equivalents 5.0%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $38,408,464)	38,408,464	38,408,464

Total Investment Portfolio - 100.0% (Cost $799,473,715) (a)		765,038,133

Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $805,122,492. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $40,084,359. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,044,471 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $80,128,830.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $799,473,715)	$ 765,038,133
Receivable for investments sold	29,601,802
Dividends receivable	304,848
Interest receivable	3,297,972
Foreign taxes recoverable	17,153
Total assets	798,259,908
Liabilities
Payable for investments purchased	40,601,759
Payable for Portfolio shares redeemed	956,277
Accrued management fee	367,832
Other accrued expenses and payables	104,990
Total liabilities	42,030,858
Net assets, at value	$ 756,229,050
Net Assets
Net assets consist of: Undistributed net investment income	9,463,816
Net unrealized appreciation (depreciation) on: Investments	(34,435,582)
Foreign currency related transactions	1,558
Accumulated net realized gain (loss)	(57,257,809)
Paid-in capital	838,457,067
Net assets, at value	$ 756,229,050
Net Asset Value and redemption price per share ($756,229,050 / 38,341,111 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.72

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,904)	$ 2,169,186
Interest	10,037,280
Total Income	12,206,466
Expenses: Management fee	2,267,994
Custodian fees	13,388
Auditing	61,657
Legal	9,556
Trustees' fees and expenses	1,397
Reports to shareholders	19,349
Other	881
Total expenses, before expense reductions	2,374,222
Expense reductions	(209)
Total expenses, after expense reductions	2,374,013
Net investment income (loss)	9,832,453
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,198,321
Foreign currency related transactions	(1,681)
7,196,640
Net unrealized appreciation (depreciation) during the period on: Investments	(105,016,232)
Foreign currency related transactions	3,231
(105,013,001)
Net gain (loss) on investment transactions	(97,816,361)
Net increase (decrease) in net assets resulting from operations	$ (87,983,908)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 9,832,453	$ 22,360,504
Net realized gain (loss) on investment transactions	7,196,640	(56,870,277)
Net unrealized appreciation (depreciation) on investment transactions during the period	(105,013,001)	(21,279,820)
Net increase (decrease) in net assets resulting from operations	(87,983,908)	(55,789,593)
Distributions to shareholders from: Net investment income	(21,620,590)	(25,554,195)
Net realized gains	-	(30,345,606)
Portfolio share transactions: Proceeds from shares sold	28,533,425	64,222,667
Net assets acquired in tax-free reorganizations	-	109,998,831
Reinvestment of distributions	21,620,590	55,899,801
Cost of shares redeemed	(45,332,988)	(108,028,606)
Net increase (decrease) in net assets from Portfolio share transactions	4,821,027	122,092,693
Increase (decrease) in net assets	(104,783,471)	10,403,299
Net assets at beginning of period	861,012,521	850,609,222
Net assets at end of period (including undistributed net investment income of $9,463,816 and $21,251,953, respectively)	$ 756,229,050	$ 861,012,521
Other Information
Shares outstanding at beginning of period	38,151,295	32,828,444
Shares sold	1,315,044	2,830,464
Shares issued in tax-free reorganization	-	4,693,137
Shares issued to shareholders in reinvestment of distributions	987,693	2,497,199
Shares redeemed	(2,112,921)	(4,697,949)
Net increase (decrease) in Portfolio shares	189,816	5,322,851
Shares outstanding at end of period	38,341,111	38,151,295

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22	$ 28.15
Income (loss) from investment operations: Net investment income	.26[d]	.61[d]	.74[d]	.84[d]	.86	.90
Net realized and unrealized gain (loss) on investment transactions	(2.54)	(2.20)	(1.40)	3.03	3.17	3.77
Total from investment operations	(2.28)	(1.59)	(.66)	3.87	4.03	4.67
Less distributions from: Net investment income	(.57)	(.80)	(.90)	(.90)	(.90)	(.90)
Net realized gains on investment transactions	-	(.95)	(1.35)	(1.50)	(4.00)	(3.70)
Total distributions	(.57)	(1.75)	(2.25)	(2.40)	(4.90)	(4.60)
Net asset value, end of period	$ 19.72	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22
Total Return (%)	(10.35)**	(6.09)	(2.63)	14.81	15.14	19.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	756	861	851	952	865	787
Ratio of expenses (%)	.58*	.58	.61	.61	.60	.60
Ratio of net investment income (loss) (%)	2.35*	2.63	2.75	3.12	3.33	3.32
Portfolio turnover rate (%)	157*	115	107	80	81	122

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Davis Venture Value Portfolio

During the period from January 1, 2002-June 30, 2002, the SVS Davis Venture Value Portfolio outperformed the S&P 500 Index. The portfolio maintains strategic allocations to the financial, consumer staples and capital goods sectors. These allocations are based on our top-down analysis of long-term, measurable trends.

A number of our financial positions provided strong results during the period including Wells Fargo, Moody's and Golden West Financial. However, fears of the potential for rising consumer credit defaults and a softening in consumer spending contributed to the decline of our largest financial positions including American Express, Household International and Citigroup. Our conviction in these financial franchises remains strong and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name and healthy financial position.

The largest detractor from overall performance during the period was Tyco International. This company experienced declines due to the departure of its CEO and on-going liquidity concerns. We will continue to monitor this holding closely. Developments relating to the search for new management will be important to any future investment decision with respect to this position.

Our Senior Research Advisor, Shelby M.C. Davis continues to expect that the U.S. market will remain in a trading range for the next several quarters. In market environments such as these, the key to generating competitive long-term results is stock selection and a disciplined approach to research. At Davis we are committed to investing in well managed, financially sound companies with long-term sustainability and growth, and building positions in these companies when the market presents us with value prices.

Christopher C. Davis
Kenneth Charles Feinberg
Co-Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Davis Venture Value Portfolio

	Shares	Value ($)
Common Stocks 87.7%
Construction 3.2%
Building Materials 1.6%
Martin Marietta Materials, Inc.	31,600	1,232,400
Vulcan Materials Co.	30,300	1,327,140
		2,559,540
Building Products 1.6%
American Standard Companies, Inc.*	6,900	518,190
Masco Corp.	77,400	2,098,314
		2,616,504
Consumer Discretionary 4.7%
Department & Chain Stores 3.1%
Costco Wholesale Corp.*	118,300	4,568,746
J.C. Penny Co., Inc.	15,200	334,704
		4,903,450
Hotels & Casinos 0.8%
Marriott International, Inc. "A"	33,300	1,267,065
Specialty Retail 0.8%
RadioShack Corp.	44,900	1,349,694
Consumer Staples 10.2%
Alcohol & Tobacco 7.2%
Diageo PLC (ADR)	54,000	2,789,100
Philip Morris Companies, Inc.	202,800	8,858,304
		11,647,404
Food & Beverage 3.0%
Albertson's, Inc.	16,900	514,774
Hershey Foods Corp.	13,600	850,000
Kraft Foods, Inc. "A"	33,900	1,388,205
Safeway, Inc.*	69,600	2,031,624
		4,784,603
Durables 0.3%
Telecommunications Equipment
Tellabs, Inc.*	84,100	531,512
Energy 6.4%
Oil & Gas Production 3.3%
Conoco, Inc.	13,600	378,080
Devon Energy Corp.	62,800	3,094,784
EOG Resources, Inc.	44,100	1,750,770
		5,223,634
	Shares	Value ($)
Oil Companies 2.3%
Phillips Petroleum Co.	62,600	3,685,888
Oil/Gas Transmission 0.8%
Kinder Morgan, Inc.	35,100	1,334,502
Financial 39.0%
Banks 9.6%
Bank One Corp.	78,200	3,009,136
Golden West Financial Corp.	61,800	4,250,604
Lloyds TSB Group PLC (ADR)	49,400	1,978,470
Wells Fargo & Co.	122,400	6,127,344
		15,365,554
Consumer Finance 14.1%
American Express Co.	290,400	10,547,328
Citigroup, Inc.	142,100	5,506,375
Household International, Inc.	129,700	6,446,090
Providian Financial Corp.	18,500	108,780
		22,608,573
Insurance 9.6%
American International Group, Inc.	88,200	6,017,886
Aon Corp.	67,600	1,992,848
Chubb Corp.	9,600	679,680
Markel Corp.*	1,300	256,100
Principal Financial Group, Inc.*	21,100	654,100
Progressive Corp.	48,500	2,805,725
Transatlantic Holdings, Inc.	37,850	3,028,000
		15,434,339
Other Financial Companies 3.9%
Berkshire Hathaway, Inc. "B"*	1,697	3,791,098
Morgan Stanley	50,500	2,175,540
Sun Life Financial Services of Canada, Inc.	13,700	299,482
		6,266,120
Real Estate 1.8%
Avalonbay Communities, Inc. (REIT)	2,100	98,070
CenterPoint Properties Corp. (REIT)	47,300	2,743,873
		2,841,943
Health 5.1%
Health Industry Services 0.4%
IMS Health, Inc.	33,600	603,120
	Shares	Value ($)
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	46,000	1,182,200
Eli Lilly & Co.	50,100	2,825,640
Merck & Co., Inc.	56,800	2,876,352
Pharmacia Corp.	18,300	685,335
		7,569,527
Manufacturing 10.7%
Containers & Paper 2.4%
Sealed Air Corp.*	96,000	3,865,920
Diversified Manufacturing 6.5%
3M Co.	26,800	3,296,400
Dover Corp.	54,100	1,893,500
Loews Corp.	41,100	2,177,889
Tyco International Ltd.	227,762	3,077,065
		10,444,854
Office Equipment/Supplies 1.8%
Lexmark International, Inc.*	53,000	2,883,200
Media 1.2%
Advertising 0.4%
WPP Group PLC (ADR)	14,400	634,766
Print Media 0.8%
Gannett Co., Inc.	16,400	1,244,760
	Shares	Value ($)
Service Industries 6.1%
EDP Services 0.8%
The New Dun & Bradstreet Corp.*	38,900	1,285,645
Investment 0.5%
Stilwell Financial, Inc.	43,600	793,520
Miscellaneous Commercial Services 4.8%
Moody's Corp.	45,500	2,263,625
United Parcel Service, Inc. "B"	88,600	5,471,050
		7,734,675
Technology 0.8%
Computer Software 0.5%
BMC Software, Inc.*	44,400	737,040
Electronic Components/Distributors 0.3%
Agere Systems, Inc. "A"*	344,000	481,600
Total Common Stocks (Cost $151,609,055)		140,698,952

Cash Equivalents 12.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $19,675,271)	19,675,271	19,675,271
Total Investment Portfolio - 100.0% (Cost $171,284,326) (a)		160,374,223

Notes to SVS Davis Venture Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $171,284,326. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $10,910,103. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,819,411 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,729,514.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $171,284,326)	$ 160,374,223
Receivable for investments sold	158,417
Dividends receivable	202,497
Interest receivable	2,390
Receivable for Portfolio shares sold	16,450
Total assets	160,753,977
Liabilities
Payable for investments purchased	1,873,998
Payable for Portfolio shares redeemed	134,149
Accrued management fee	126,488
Other accrued expenses and payables	5,534
Total liabilities	2,140,169
Net assets, at value	$ 158,613,808
Net Assets
Net assets consist of: Undistributed net investment income	282,678
Net unrealized appreciation (depreciation) on investments	(10,910,103)
Accumulated net realized gain (loss)	(2,547,031)
Paid-in capital	171,788,264
Net assets, at value	$ 158,613,808
Net Asset Value and redemption price per share ($158,613,808 / 18,489,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.58

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,654)	$ 899,472
Interest	156,339
Total Income	1,055,811
Expenses: Management fee	676,407
Custodian and accounting fees	20,411
Auditing	1,854
Legal	1,757
Trustees' fees and expenses	293
Reports to shareholders	3,259
Other	993
Total expenses, before expense reductions	704,974
Expense reductions	(45)
Total expenses, after expense reductions	704,929
Net investment income (loss)	350,882
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,192,001)
Net unrealized appreciation (depreciation) during the period on investments	(13,476,420)
Net gain (loss) on investment transactions	(15,668,421)
Net increase (decrease) in net assets resulting from operations	$ (15,317,539)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[b]
Operations: Net investment income (loss)	$ 350,882	$ 132,234
Net realized gain (loss) on investment transactions	(2,192,001)	(366,117)
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,476,420)	2,566,317
Net increase (decrease) in net assets resulting from operations	(15,317,539)	2,332,434
Distributions to shareholders: From net investment income	(189,351)	-
Portfolio share transactions: Proceeds from shares sold	72,169,055	108,920,748
Reinvestment of distributions	189,351	-
Cost of shares redeemed	(7,023,611)	(2,467,279)
Net increase (decrease) in net assets from Portfolio share transactions	65,334,795	106,453,469
Increase (decrease) in net assets	49,827,905	108,785,903
Net assets at beginning of period	108,785,903	-
Net assets at end of period (including undistributed net investment income of $282,678 and $121,147, respectively)	$ 158,613,808	$ 108,785,903
Other Information
Shares outstanding at beginning of period	11,449,266	-
Shares sold	7,781,950	11,724,602
Shares issued to shareholder in reinvestment of distributions	20,080	-
Shares redeemed	(761,479)	(275,336)
Net increase (decrease) in Portfolio shares	7,040,551	11,449,266
Shares outstanding at end of period	18,489,817	11,449,266

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.02	.03
Net realized and unrealized gain (loss) on investment transactions	(.93)	(.53)[d]
Total from investment operations	(.91)	(.50)
Less distributions from: Net investment income	(.01)	-
Total distributions	(.01)	-
Net asset value, end of period	$ 8.58	$ 9.50
Total Return (%)	(9.57)**	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	109
Ratio of expenses (%)	.99*	1.09*
Ratio of net investment income (loss) (%)	.49*	.48*
Portfolio turnover rate (%)	23*	15*

a For the six months ended June 30, 2002 (Unaudited).
b For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
c Based on average shares outstanding during the period.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending June 30, 2002 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Dreman Financial Services Portfolio

Fears of more terrorist attacks and accounting scandals caused nearly every segment of the stock market to decline over the past six months. Financial stocks, as a whole, weathered the storm better than most other segments of the market. The portfolio declined as well during the period, but fell much less than its benchmark, the S&P Financial Services Index, a gauge of performance for the financial companies within the S&P 500. We attribute the outperformance to our conservative portfolio which is not invested in many of the more speculative financial sub-sectors found within the benchmark. We intentionally kept the portfolio's exposure to brokerage and insurance stocks minimal, which helped performance as these types of stocks struggled in the difficult economic environment.

Our overweight position in regional banks helped performance as these stocks fared better than most other financials. Despite the tough environment, Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post strong, positive earnings, but their stock price performance slipped for the six-month period. We firmly believe that the setback is temporary and that these issues, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

We expect the markets to remain volatile as political and economic uncertainty remains. Although we're optimistic that we'll see more economic improvement in 2002, we believe the markets still have a long and volatile road to recovery. We intend to keep the portfolio defensively positioned until the timing of a full recovery becomes clearer. And as we find opportunities, we will continue to build our position in good financial stocks that we believe to be undervalued.

David N. Dreman
Lead Manager
Dreman Value Management LLC, Subadvisor to the Portfolio

S&P Financial Services Index, a capitalization-weighted price-only index representing nine financial groups and 53 financial companies.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Financial 97.6%
Banks 35.2%
Bank of America Corp.	96,473	6,787,840
Bank One Corp.	22,952	883,193
Banknorth Group, Inc.	38,600	1,004,372
Colonial BancGroup, Inc.	69,850	1,047,750
First Tennessee National Corp.	37,700	1,443,910
FleetBoston Financial Corp.	90,249	2,919,555
Golden West Financial Corp.	14,200	976,676
J.P. Morgan Chase & Co.	204,795	6,946,646
KeyCorp	184,775	5,044,358
National Bank of Canada	144,900	2,897,426
PNC Financial Services Group	55,150	2,883,242
Popular, Inc.	48,200	1,623,376
Provident Financial Group	24,215	702,477
U.S. Bancorp	162,200	3,787,370
Union Planters Corp.	85,762	2,776,116
Wachovia Corp.	106,300	4,058,534
Wells Fargo & Co.	51,500	2,578,090
		48,360,931
Consumer Finance 7.6%
American Express Co.	149,400	5,426,208
Citigroup, Inc.	130,600	5,060,750
		10,486,958
Insurance 22.1%
Allstate Corp.	39,705	1,468,291
American International Group, Inc.	246,973	16,850,968
Chubb Corp.	40,450	2,863,860
Jefferson-Pilot Corp.	12,212	573,964
Ohio Casualty Corp.*	128,000	2,675,200
Prudential Financial, Inc.*	39,000	1,301,040
Safeco Corp.	83,750	2,587,038
St. Paul Companies, Inc.	35,050	1,364,146
	Shares	Value ($)
Torchmark Corp.	16,850	643,670
		30,328,177
Other Financial Companies 32.7%
Allied Capital Corp.	62,700	1,420,154
Corrections Corp. of America*	6,945	120,149
Fannie Mae	145,940	10,763,075
Franklin Resources, Inc.	22,450	957,268
Freddie Mac	178,195	10,905,534
Goldman Sachs Group, Inc.	26,400	1,936,440
Marsh & McLennan Companies, Inc.	19,650	1,898,190
Merrill Lynch & Co., Inc.	48,200	1,952,100
Morgan Stanley	54,900	2,365,092
SLM Corp.	13,250	1,283,925
Washington Mutual, Inc.	304,380	11,295,542
		44,897,469
Service Industries 0.8%
Investment
Bear Stearns Companies, Inc.	18,740	1,146,888
Total Common Stocks (Cost $129,440,587)		135,220,423

Convertible Preferred Stocks 0.2%
Financial
Other Financial Companies
Corrections Corp. of America, PIK (Cost $195,020)	11,366	268,583

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,923,136)	1,923,136	1,923,136
Total Investment Portfolio - 100.0% (Cost $131,558,743) (a)		137,412,142

Notes to SVS Dreman Financial Services Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $132,131,724. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $5,280,418. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,242,955 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,962,537.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $131,558,743)	$ 137,412,142
Cash	10,000
Dividends receivable	138,304
Interest receivable	669
Receivable for Portfolio shares sold	217,615
Foreign taxes recoverable	561
Total assets	137,779,291
Liabilities
Payable for Portfolio shares redeemed	47,792
Accrued management fee	86,062
Other accrued expenses and payables	11,223
Total liabilities	145,077
Net assets, at value	$ 137,634,214
Net Assets
Net assets consist of: Undistributed net investment income	788,886
Net unrealized appreciation (depreciation) on: Investments	5,853,399
Foreign currency related transactions	21
Accumulated net realized gain (loss)	(3,157,433)
Paid-in capital	134,149,341
Net assets, at value	$ 137,634,214
Net Asset Value and redemption price per share ($137,634,214 / 12,839,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.72

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,643)	$ 1,339,695
Interest	44,234
Total Income	1,383,929
Expenses: Management fee	495,424
Custodian and accounting fees	20,772
Auditing	6,833
Legal	1,658
Trustees' fees and expenses	1,187
Reports to shareholders	4,551
Other	2,448
Total expenses, before expense reductions	532,873
Expense reductions	(159)
Total expenses, after expense reductions	532,714
Net investment income (loss)	851,215
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(58,174)
Foreign currency related transactions	341
(57,833)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,059,594)
Foreign currency related transactions	82
(1,059,512)
Net gain (loss) on investment transactions	(1,117,345)
Net increase (decrease) in net assets resulting from operations	$ (266,130)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 851,215	$ 1,136,754
Net realized gain (loss) on investment transactions	(57,833)	(2,725,357)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,059,512)	(1,708,058)
Net increase (decrease) in net assets resulting from operations	(266,130)	(3,296,661)
Distributions to shareholders from: Net investment income	(1,016,304)	(854,423)
Net realized gains	-	(328,624)
Portfolio share transactions: Proceeds from shares sold	33,879,450	73,966,750
Reinvestment of distributions	1,016,304	1,183,047
Cost of shares redeemed	(13,026,484)	(19,481,552)
Net increase (decrease) in net assets from Portfolio share transactions	21,869,270	55,668,245
Increase (decrease) in net assets	20,586,836	51,188,537
Net assets at beginning of period	117,047,378	65,858,841
Net assets at end of period (including undistributed net investment income of $788,886 and $953,975, respectively)	$ 137,634,214	$ 117,047,378
Other Information
Shares outstanding at beginning of period	10,853,999	5,713,070
Shares sold	3,081,890	6,837,995
Shares issued to shareholders in reinvestment of distributions	91,807	114,361
Shares redeemed	(1,188,401)	(1,811,427)
Net increase (decrease) in Portfolio shares	1,985,296	5,140,929
Shares outstanding at end of period	12,839,295	10,853,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.78	$ 11.53	$ 9.24	$ 9.78	$ 10.00
Income (loss) from investment operations: Net investment income	.07[d]	.14[d]	.19[d]	.18[d]	.04
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.71)	2.27	(.67)	(.26)
Total from investment operations	.02	(.57)	2.46	(.49)	(.22)
Less distributions from: Net investment income	(.08)	(.13)	(.15)	(.05)	-
Net realized gains on investment transactions	-	(.05)	(.02)	-	-
Total distributions	(.08)	(.18)	(.17)	(.05)	-
Net asset value, end of period	$ 10.72	$ 10.78	$ 11.53	$ 9.24	$ 9.78
Total Return (%)	.18**	(4.86)	27.04	(5.05)[e]	(2.20)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	117	66	27	16
Ratio of expenses before expense reductions (%)	.81*	.86	.91	1.04	1.73*
Ratio of expenses after expense reductions (%)	.81*	.86	.89	.99	.99*
Ratio of net investment income (loss) (%)	1.29*	1.31	2.01	1.75	1.29*
Portfolio turnover rate (%)	16*	22	13	13	6*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Dreman High Return Equity Portfolio

The markets remained extremely volatile this period. While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. The portfolio declined during the period, but lost less than its benchmark, the S&P 500 Index.

We believe our contrarian value investment philosophy is the reason for the outperformance. We found great companies to add that were trading at what we believed to be ridiculously low prices. While some of our new investments have gained, others continue to struggle. In each case, however, we remain enthusiastic. This is a great time for contrarian investors. We were also successful on the sell side, making timely liquidations in casino, technology and oil service stocks.

Many of the changes we made were wrapped around the Enron crisis - adding small positions in energy traders that were dragged down with Enron. Unlike Enron, trading is just part of their business. We also focused on adding to struggling pharmaceutical stocks. The portfolio's core sector concentration continues to be in financials, tobacco, energy and health care. However it is less concentrated than it has been in the recent past.

Although we've seen encouraging signs that the economy (and markets) may be recovering, we believe the road to recovery is going to be a long and volatile one. The good news is that this is the type of market where contrarian investors, like us, can find great opportunity. As investors remain risk averse, our low-P/E value style should continue to do well.

David N. Dreman
F. James Hutchinson
Co-Managers
Dreman Value Management LLC, Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 95.1%
Consumer Discretionary 8.4%
Department & Chain Stores 4.9%
Federated Department Stores, Inc.*	124,505	4,942,849
Gap, Inc.	1,412,420	20,056,364
Nordstrom, Inc.	81,175	1,838,614
		26,837,827
Specialty Retail 3.5%
Borders Group, Inc.*	478,950	8,812,680
Staples, Inc.*	332,425	6,548,773
Toys ''R'' Us, Inc.*	199,475	3,484,828
		18,846,281
Consumer Staples 22.3%
Alcohol & Tobacco 21.5%
Imperial Tobacco Group (ADR)	90,045	2,925,562
Philip Morris Companies, Inc.	1,192,320	52,080,538
R.J. Reynolds Tobacco Holdings, Inc.	481,423	25,876,486
Universal Corp.	261,570	9,599,619
UST, Inc.	764,440	25,990,960
		116,473,165
Food & Beverage 0.8%
Safeway, Inc.*	147,650	4,309,904
Durables 1.1%
Automobiles 1.0%
Ford Motor Co.	341,800	5,468,800
Telecommunications Equipment 0.1%
Nortel Networks Corp.*	181,670	263,422
Energy 15.6%
Oil & Gas Production 12.7%
BP PLC (ADR)	40,819	2,060,951
ChevronTexaco Corp.	211,505	18,718,206
Conoco, Inc.	882,520	24,534,056
Devon Energy Corp.	110,750	5,457,760
El Paso Corp.	595,550	12,274,286
Kerr-McGee Corp.	105,150	5,630,783
		68,676,042
Oil/Gas Transmission 2.6%
Dynegy, Inc. "A"	1,064,045	7,661,124
Williams Companies, Inc.	1,104,400	6,615,356
		14,276,480
Oilfield Services/Equipment 0.3%
GlobalSantaFe Corp.	37,700	1,031,095
	Shares	Value ($)
Nabors Industries Ltd.*	17,050	601,865
		1,632,960
Financial 26.8%
Banks 8.3%
Bank of America Corp.	131,731	9,268,593
Bank One Corp.	210,855	8,113,700
FleetBoston Financial Corp.	101,788	3,292,842
KeyCorp	347,855	9,496,442
PNC Financial Services Group	120,784	6,314,588
Wachovia Corp.	220,186	8,406,701
		44,892,866
Consumer Finance 0.4%
American Express Co.	60,800	2,208,256
Insurance 1.4%
Ohio Casualty Corp.*	38,955	814,160
Phoenix Companies, Inc.	18,765	344,338
Principal Financial Group, Inc.*	2,400	74,400
Safeco Corp.	80,015	2,471,663
St. Paul Companies, Inc.	97,405	3,791,003
		7,495,564
Other Financial Companies 16.7%
Corrections Corp. of America*	11,615	200,940
Fannie Mae	420,873	31,039,384
Freddie Mac	517,141	31,649,029
Washington Mutual, Inc.	762,575	28,299,158
		91,188,511
Health 13.8%
Health Industry Services 1.0%
Humana, Inc.*	366,030	5,721,049
Medical Supply & Specialty 0.2%
Zimmer Holdings, Inc.*	30,573	1,090,233
Pharmaceuticals 12.6%
Bristol-Myers Squibb Co.	899,085	23,106,485
Merck & Co., Inc.	397,820	20,145,605
Pharmacia Corp.	132,600	4,965,870
Schering-Plough Corp.	814,015	20,024,769
		68,242,729
Manufacturing 3.4%
Diversified Manufacturing 1.8%
Tyco International Ltd.	726,550	9,815,691
Electrical Products 1.6%
Emerson Electric Co.	164,600	8,807,746
	Shares	Value ($)
Service Industries 1.6%
Environmental Services
Transocean Sedco Forex, Inc.	154,200	4,803,330
Waste Management, Inc.	142,965	3,724,238
		8,527,568
Technology 2.1%
Electronic Components/Distributors 0.1%
Agere Systems, Inc. "A"*	3,400	4,761
Agere Systems, Inc. "B"*	83,456	125,179
Lucent Technologies, Inc.*	315,450	523,647
		653,587
Electronic Data Processing 2.0%
Apple Computer, Inc.*	256,425	4,543,851
Hewlett-Packard Co.	394,680	6,030,710
		10,574,561
	Shares	Value ($)
Utilities 0.0%
Natural Gas Distribution
NiSource, Inc.*	43,290	90,043
Total Common Stocks (Cost $572,157,703)		516,093,285

Convertible Preferred Stocks 0.1%
Financial
Other Financial Companies
Corrections Corp. of America, PIK (Cost $234,950)	13,693	323,577

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $26,241,521)	26,241,521	26,241,521
Total Investment Portfolio - 100.0% (Cost $598,634,174) (a)		542,658,383

Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $599,977,672. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $57,319,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,655,083 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $79,974,372.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At June 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	9/19/2002	15	3,817,388	3,716,250
Total unrealized depreciation on open futures contracts purchased				(101,138)

PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $598,634,174)	$ 542,658,383
Dividends receivable	1,503,298
Interest receivable	3,192
Receivable for Portfolio shares sold	601,546
Other assets - Margin Deposit	236,246
Total assets	545,002,665
Liabilities
Payable for Portfolio shares redeemed	760
Payable for daily variation margin on open futures contracts	3,825
Accrued management fee	341,847
Other accrued expenses and payables	47,591
Total liabilities	394,023
Net assets, at value	$ 544,608,642
Net Assets
Net assets consist of: Undistributed net investment income	4,800,054
Net unrealized appreciation (depreciation) on: Investments	(55,975,791)
Futures	(101,138)
Accumulated net realized gain (loss)	(2,547,239)
Paid-in capital	598,432,756
Net assets, at value	$ 544,608,642
Net Asset Value and redemption price per share ($544,608,642 / 56,466,043 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.64

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,740)	$ 6,734,009
Interest	416,515
Total Income	7,150,524
Expenses: Management fee	1,972,745
Custodian and accounting fees	78,816
Auditing	21,380
Legal	6,734
Trustees' fees and expenses	3,738
Reports to shareholders	18,062
Other	14,422
Total expenses, before expense reductions	2,115,897
Expense reductions	(194)
Total expenses, after expense reductions	2,115,703
Net investment income (loss)	5,034,821
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,055,170
Futures	(3,217,945)
(162,775)
Net unrealized appreciation (depreciation) during the period on: Investments	(66,719,874)
Futures	(314,258)
(67,034,132)
Net gain (loss) on investment transactions	(67,196,907)
Net increase (decrease) in net assets resulting from operations	$ (62,162,086)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 5,034,821	$ 4,856,646
Net realized gain (loss) on investment transactions	(162,775)	1,147,360
Net unrealized appreciation (depreciation) on investment transactions during the period	(67,034,132)	(2,441,513)
Net increase (decrease) in net assets resulting from operations	(62,162,086)	3,562,493
Distributions to shareholders from: Net investment income	(4,712,145)	(2,559,657)
Net realized gains	(1,736,054)	-
Portfolio share transactions: Proceeds from shares sold	173,215,894	283,269,260
Reinvestment of distributions	6,448,199	2,559,657
Cost of shares redeemed	(9,841,619)	(11,369,786)
Net increase (decrease) in net assets from Portfolio share transactions	169,822,474	274,459,131
Increase (decrease) in net assets	101,212,189	275,461,967
Net assets at beginning of period	443,396,453	167,934,486
Net assets at end of period (including undistributed net investment income of $4,800,054 and $4,477,378, respectively)	$ 544,608,642	$ 443,396,453
Other Information
Shares outstanding at beginning of period	41,005,810	15,588,218
Shares sold	15,791,838	26,260,433
Shares issued to shareholders in reinvestment of distributions	569,629	245,103
Shares redeemed	(901,234)	(1,087,944)
Net increase (decrease) in Portfolio shares	15,460,233	25,417,592
Shares outstanding at end of period	56,466,043	41,005,810

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.77	$ 8.96	$ 10.28	$ 10.00
Income (loss) from investment operations: Net investment income	.10[d]	.19[d]	.26[d]	.26[d]	.08
Net realized and unrealized gain (loss) on investment transactions	(1.13)	(.01)	2.25	(1.38)	.20
Total from investment operations	(1.03)	.18	2.51	(1.12)	.28
Less distributions from: Net investment income	(.10)	(.14)	(.20)	(.10)	-
Net realized gains on investment transactions	(.04)	-	(.50)	(.10)	-
Total distributions	(.14)	(.14)	(.70)	(.20)	-
Net asset value, end of period	$ 9.64	$ 10.81	$ 10.77	$ 8.96	$ 10.28
Total Return (%)	(9.80)**	1.69	30.52	(11.16)	2.80e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	545	443	168	113	59
Ratio of expenses before expense reductions (%)	.79*	.82	.85	.86	1.20*
Ratio of expenses after expense reductions (%)	.79*	.82	.84	.86	.87*
Ratio of net investment income (loss) (%)	1.87*	1.78	2.85	2.57	2.77*
Portfolio turnover rate (%)	17*	16	37	24	5*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C. assumed management of the portfolio in mid-January. Since then we have reduced total holdings to about 165 names from about 330. Over the next quarter, we hope to complete the restructuring - bringing total holdings to between 100 and 120 stocks broadly diversified across market sectors.

While volatility can be unsettling, the tumultuous market environment provided a great opportunity for us to deploy our contrarian value investment strategy. We found companies that were trading at what we believed to be unsustainably low prices. While some of our new investments soared, others continue to struggle. In each case, however, we remain enthusiastic. The portfolio gained over the last six months, performing in line with its benchmark, the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

We've found a great deal of value in independent power producers that had some exposure to energy trading and that have suffered in the wake of the Enron crisis. Although we fully recognize the short-run volatility here, when we look at the underlying assets of some of these companies and their earnings potential, we expect strong rebounds. We've also found opportunity in small bank stocks with strong earnings and no exposure to foreign debt. Consumer discretionary stocks is another area on which we've focused - increasing positions in retail, gaming and housing stocks.

We've seen encouraging signs that the economy (and broad markets) may be recovering. However, we believe the recovery is going to be a long volatile one. Small-cap value stocks have weathered the storm well - posting positive returns over the last two years. Some analysts believe the opportunity for continued outperformance of small value stocks is dwindling, but we believe there is still plenty of room for growth.

David N. Dreman
Nelson Woodward
Co-Managers
Dreman Value Management, LLC, Subadvisor to the Portfolio

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 97.4%
Construction 3.0%
Building Materials 0.8%
Florida Rock Industries, Inc.	69,130	2,475,545
Building Products 0.6%
EMCOR Group, Inc.*	22,800	1,338,360
Genlyte Group, Inc.*	15,400	625,702
		1,964,062
Homebuilding 1.6%
Ryland Group, Inc.	50,000	2,487,500
Standard Pacific Corp.	70,900	2,487,172
		4,974,672
Consumer Discretionary 13.5%
Apparel & Shoes 3.0%
K-Swiss, Inc. "A"	66,800	1,735,464
Phillips-Van Heusen Corp.	173,836	2,711,842
Skechers USA, Inc. "A"*	113,100	2,444,091
Tommy Hilfiger Corp.*	160,700	2,301,224
		9,192,621
Department & Chain Stores 4.2%
Burlington Coat Factory Warehouse Corp.	48,600	1,032,750
Cato Corp. "A"	58,900	1,313,470
Charming Shoppes, Inc.*	165,400	1,429,056
Deb Shops, Inc.	71,200	2,405,065
Dillard's, Inc.	25,200	662,508
Dress Barn, Inc.*	133,500	2,065,245
Longs Drug Stores Corp.	81,400	2,302,806
ShopKo Stores, Inc.*	82,000	1,656,400
		12,867,300
Hotels & Casinos 0.9%
Alliance Gaming Corp.*	21,700	265,174
Argosy Gaming Co.*	86,700	2,462,280
		2,727,454
Recreational Products 1.9%
Acclaim Entertainment, Inc.*	90,400	319,108
Multimedia Games, Inc.*	231,500	5,049,015
Winnebago Industries, Inc.	13,500	594,000
		5,962,123
Restaurants 1.0%
CBRL Group, Inc.	49,600	1,513,792
Ruby Tuesday, Inc.	87,700	1,701,380
		3,215,172
Specialty Retail 2.5%
Borders Group, Inc.*	201,100	3,700,240
	Shares	Value ($)
Fossil, Inc.*	19,400	398,864
Loew's Corp. - Carolina Group	91,200	2,466,960
The Topps Co., Inc.*	51,900	522,114
Toro Co.	11,200	636,608
		7,724,786
Consumer Staples 5.0%
Alcohol & Tobacco 0.8%
Schweitzer-Mauduit International, Inc.	16,900	415,740
Universal Corp.	56,800	2,084,560
		2,500,300
Consumer Electronic and Photographic 0.6%
York International Corp.	54,500	1,841,555
Food & Beverage 3.6%
Fresh Del Monte Produce, Inc.	60,200	1,505,000
J & J Snack Foods Corp.*	58,700	2,639,152
Jack in the Box, Inc.*	71,400	2,270,520
Lance, Inc.	96,200	1,402,596
Nash-Finch Co.	77,300	2,470,508
Pilgrim's Pride Corp.	50,100	701,400
		10,989,176
Durables 4.1%
Aerospace 2.4%
Curtiss-Wright Corp.	45,300	3,624,000
Kaman Corp. "A"	224,700	3,765,972
		7,389,972
Automobiles 1.5%
Borg-Warner Automotive, Inc.	47,300	2,732,048
Dura Automotive Systems, Inc.*	42,800	888,100
Oshkosh Truck Corp.	20,750	1,226,533
		4,846,681
Construction/Agricultural Equipment 0.2%
Terex Corp.*	23,600	530,764
Energy 9.0%
Engineering 1.0%
McDermott International, Inc.*	380,700	3,083,670
Oil & Gas Production 6.0%
Chesapeake Energy Corp.*	413,700	2,978,640
Denbury Resources, Inc.*	193,900	1,995,231
Noble Energy, Inc.	84,800	3,057,040
Ocean Energy, Inc.	10,900	236,203
Patina Oil & Gas Corp.	27,125	744,039
Penn Virginia Corp.	85,800	3,344,484
	Shares	Value ($)
Pioneer Natural Resources Co.*	30,000	781,500
St. Mary Land & Exploration Co.	89,200	2,134,467
Tesoro Petroleum Corp.*	245,700	1,904,175
Ultra Petroleum Corp.*	162,700	1,234,893
		18,410,672
Oil Companies 0.6%
Stone Energy Corp.*	46,999	1,891,710
Oil/Gas Transmission 1.4%
Dynegy, Inc. "A"	395,600	2,848,320
Williams Companies, Inc.	261,400	1,565,786
		4,414,106
Financial 33.3%
Banks 18.0%
Astoria Financial Corp.	114,900	3,682,545
BankAtlantic Bancorp., Inc. "A"	109,000	1,351,600
BankUnited Financial Corp. "A"*	12,900	247,035
Banner Corp.	60,140	1,488,465
BOK Financial Corp.	73,617	2,463,225
Coastal Bancorp., Inc.	69,300	2,200,968
Cullen\Frost Bankers, Inc.	68,400	2,458,980
Downey Financial Corp.	55,700	2,634,610
First Federal Capital Corp.	107,700	2,380,170
First Federal Financial Corp.*	85,500	2,479,500
First Financial Holdings, Inc.	10,300	331,145
First Indiana Corp.	85,925	1,870,587
First Republic Bank*	73,111	2,010,553
Flagstar Bancorp., Inc.	81,950	1,893,045
Flushing Financial Corp.	34,500	706,905
Fulton Financial Corp.	100,625	1,904,831
Glacier Bancorp., Inc.	114,700	2,810,150
Greater Bay Bancorp.	67,500	2,076,300
Independence Community Bank Corp.	62,000	1,781,260
Independent Bank Corp.	10,300	235,767
IndyMac Bancorp., Inc.*	103,900	2,356,452
International Bancshares Corp.	46,844	1,978,680
Irwin Financial Corp.	155,500	3,125,550
MAF Bancorp., Inc.	39,900	1,500,240
PFF Bancorp., Inc.	63,700	2,446,080
Provident Bankshares Corp.	72,200	1,710,418
R & G Financial Corp. "B"	20,300	481,313
Republic Bancorp., Inc.	26,840	400,990
The Trust Co. of New Jersey	41,500	1,066,509
Webster Financial Corp.	69,900	2,672,976
WSFS Financial Corp.	39,800	1,029,626
		55,776,475
	Shares	Value ($)
Insurance 4.5%
Alfa Corp.	155,000	1,813,500
AmerUS Group, Inc.	128,500	4,767,350
Commerce Group, Inc.	49,100	1,941,905
Harleysville Group, Inc.	34,300	950,796
National Western Life Insurance Co. "A"*	300	34,485
RLI Corp.	49,200	2,509,200
Selective Insurance Group, Inc.	69,300	1,963,269
		13,980,505
Other Financial Companies 3.2%
Allied Capital Corp.	227,700	5,157,405
NCO Group, Inc.*	79,400	1,729,332
Sky Financial Group, Inc.	94,900	2,007,135
SWS Group, Inc.	35,505	696,608
UMB Financial Corp.	9,240	433,079
		10,023,559
Real Estate 7.6%
America First Mortgage Investments, Inc. (REIT)	52,600	518,110
Annaly Mortgage Management, Inc. (REIT)	84,000	1,629,600
Anthracite Capital, Inc. (REIT)	45,300	600,225
Anworth Mortgage Asset Corp.	51,500	720,485
Apex Mortgage Capital, Inc.	91,200	1,365,264
Brandywine Realaty Trust (REIT)	30,000	777,000
CBL & Associates Properties, Inc. (REIT)	32,500	1,316,250
Crown American Realty Trust (REIT)	69,100	649,540
Health Care, Inc. (REIT)	105,900	3,171,705
Healthcare Realty Trust, Inc. (REIT)	94,300	3,017,600
Highwoods Properties, Inc. (REIT)	86,200	2,241,200
HRPT Properties Trust (REIT)	97,300	861,105
Meristar Hospitality Corp. (REIT)	43,400	661,850
Pan Pacific Retails Properties, Inc. (REIT)	29,500	1,008,310
Pennsylvania Real Estate Investment Trust (REIT)	20,100	544,911
Prentiss Properties Trust	97,900	3,108,325
Redwood Trust, Inc. (REIT)	42,500	1,338,750
		23,530,230
Health 4.2%
Biotechnology 0.6%
Bio-Rad Laboratories, Inc. "A"*	41,100	1,870,461
	Shares	Value ($)
Health Industry Services 1.4%
Mid Atlantic Medical Services, Inc.*	43,000	1,348,050
RehabCare Group, Inc.*	101,700	2,443,851
US Oncology, Inc.*	68,500	570,605
		4,362,506
Hospital Management 0.7%
Coventry Health Care, Inc.*	58,500	1,662,570
Triad Hospitals, Inc.*	10,270	435,243
		2,097,813
Medical Supply & Specialty 1.5%
Conmed Corp.*	38,100	850,773
Cooper Companies, Inc.	14,300	673,530
Dynacq International, Inc.*	116,700	1,644,303
INAMED Corp.*	16,100	430,192
Invacare Corp.	11,800	436,600
Polymedica Industries, Inc.*	24,300	620,622
		4,656,020
Manufacturing 5.7%
Chemicals 0.9%
Albermarle Corp.	90,800	2,792,100
Containers & Paper 0.6%
Greif Brothers Corp. "A"	60,500	2,018,341
Diversified Manufacturing 1.0%
Cascade Natural Gas Corp.	49,200	1,028,280
Myers Industries, Inc.	118,492	2,030,953
		3,059,233
Industrial Specialty 1.4%
General Cable Corp.	85,500	538,650
JAKKS Pacific, Inc.*	101,800	1,802,878
JLG Industries, Inc.	135,300	1,898,259
		4,239,787
Machinery/Components/Controls 1.0%
American Axle & Manufacturing Holdings, Inc.*	51,700	1,537,558
Asyst Technologies, Inc.*	56,200	1,143,670
CTB International Corp.	18,800	311,054
		2,992,282
Office Equipment/Supplies 0.7%
Checkpoint Systems, Inc.*	31,800	372,060
United Stationers, Inc.*	55,900	1,699,360
		2,071,420
Wholesale Distributors 0.1%
Owens & Minor, Inc.	28,100	555,256
	Shares	Value ($)
Metals and Minerals 2.9%
Steel & Metals
Precision Castparts Corp.	119,700	3,950,100
Quanex Corp.	59,200	2,587,040
Steel Dynamics, Inc.*	141,400	2,328,858
		8,865,998
Service Industries 2.6%
Environmental Services 0.3%
Harsco Corp.	26,200	982,500
Investment 0.5%
Raymond James Financial, Inc.	49,400	1,406,418
Miscellaneous Consumer Services 0.8%
Sovran Self Storage, Inc.	71,200	2,432,904
Printing/Publishing 1.0%
Consolidated Graphics, Inc.*	104,700	1,989,300
John H. Harland Co.	40,000	1,128,000
		3,117,300
Technology 3.3%
Computer Software 0.3%
Progress Software Corp.*	53,700	792,558
Diverse Electronic Products 0.1%
Cable Design Technologies Corp.*	20,250	207,563
EDP Peripherals 0.3%
Zoran Corp.*	45,300	1,037,823
Electronic Components/Distributors 0.5%
Adaptec, Inc.*	35,100	276,939
Imation Corp.*	45,900	1,365,984
		1,642,923
Office/Plant Automation 0.5%
CACI International, Inc. "A"*	36,500	1,393,935
Precision Instruments 1.6%
Moog, Inc.*	96,400	4,133,632
Zebra Technologies Corp. "A"*	19,900	959,578
		5,093,210
Transportation 2.6%
Trucking
Arkansas Best Corp.*	116,600	2,970,968
Roadway Corp.	55,000	1,976,150
USFreightways Corp.	81,000	3,067,470
		8,014,588
	Shares	Value ($)
Utilities 6.7%
Electric Utilities 5.3%
Anixter International, Inc.*	38,300	900,050
Black Hills Corp.	7,400	256,114
Cleco Corp.	10,200	223,380
Mirant Corp.*	936,600	6,837,180
PNM Resources, Inc.	10,500	254,100
Reliant Resources, Inc.*	664,400	5,813,500
WPS Resources Corp.	50,400	2,057,832
		16,342,156
Natural Gas Distribution 1.4%
NUI Corp.	70,400	1,936,000
Peoples Energy Corp.	59,600	2,173,016
South Jersey Industries, Inc.	4,100	138,375
		4,247,391

	Shares	Value ($)
Other 1.5%
iShares Russell 2000 Index Fund	51,000	4,623,150
Total Common Stocks (Cost $289,015,651)		301,228,746

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $7,924,657)	7,924,657	7,924,657
Total Investment Portfolio - 100.0% (Cost $296,940,308) (a)		309,153,403

Notes to SVS Dreman Small Cap Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $297,243,724. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $11,909,679. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,986,974 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,077,295.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $296,940,308)	$ 309,153,403
Receivable for investments sold	4,624,028
Dividends receivable	372,491
Interest receivable	739
Receivable for Portfolio shares sold	625,517
Total assets	314,776,178
Liabilities
Payable for investments purchased	5,809,734
Payable for Portfolio shares redeemed	7,169
Accrued management fee	187,593
Other accrued expenses and payables	22,652
Total liabilities	6,027,148
Net assets, at value	$ 308,749,030
Net Assets
Net assets consist of: Undistributed net investment income	1,195,473
Net unrealized appreciation (depreciation) on investments	12,213,095
Accumulated net realized gain (loss)	14,247,426
Paid-in capital	281,093,036
Net assets, at value	$ 308,749,030
Net Asset Value and redemption price per share ($308,749,030 / 21,922,519 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.08

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $791)	$ 2,061,198
Interest	113,686
Total Income	2,174,884
Expenses: Management fee	953,363
Custodian fees	7,118
Auditing	6,577
Legal	3,948
Trustees' fees and expenses	2,106
Reports to shareholders	23,305
Other	5,320
Total expenses, before expense reductions	1,001,737
Expense reductions	(913)
Total expenses, after expense reductions	1,000,824
Net investment income (loss)	1,174,060
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	18,055,978
Net unrealized appreciation (depreciation) during the period on investments	(8,365,522)
Net gain (loss) on investment transactions	9,690,456
Net increase (decrease) in net assets resulting from operations	$ 10,864,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 1,174,060	$ 935,250
Net realized gain (loss) on investment transactions	18,055,978	809,129
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,365,522)	19,332,255
Net increase (decrease) in net assets resulting from operations	10,864,516	21,076,634
Distributions to shareholders from: Net investment income	(910,198)	-
Portfolio share transactions: Proceeds from shares sold	117,521,394	110,669,303
Reinvestment of distributions	910,198	-
Cost of shares redeemed	(13,371,121)	(21,981,570)
Net increase (decrease) in net assets from Portfolio share transactions	105,060,471	88,687,733
Increase (decrease) in net assets	115,014,789	109,764,367
Net assets at beginning of period	193,734,241	83,969,874
Net assets at end of period (including undistributed net investment income of $1,195,473 and $931,611, respectively)	$ 308,749,030	$ 193,734,241
Other Information
Shares outstanding at beginning of period	14,668,207	7,479,350
Shares sold	8,127,339	9,043,257
Shares issued to shareholders in reinvestment of distributions	61,046	-
Shares redeemed	(934,073)	(1,854,400)
Net increase (decrease) in Portfolio shares	7,254,312	7,188,857
Shares outstanding at end of period	21,922,519	14,668,207

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27	$ 10.19
Income (loss) from investment operations: Net investment income	.06[c]	.09[c]	.02[c]	.07[c]	.09	.12
Net realized and unrealized gain (loss) on investment transactions	.86	1.89	.42	.23	(1.41)	2.06
Total from investment operations	.92	1.98	.44	.30	(1.32)	2.18
Less distributions from: Net investment income	(.05)	-	(.06)	(.10)	-	(.10)
Net realized gains on investment transactions	-	-	-	-	(.30)	-
Total distributions	(.05)	-	(.06)	(.10)	(.30)	(.10)
Net asset value, end of period	$ 14.08	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27
Total Return (%)	6.96**	17.63	4.05	2.80	(11.25)	21.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	194	84	95	102	76
Ratio of expenses before expense reductions (%)	.79*	.79	.82	.84	.80	.84
Ratio of expenses after expense reductions (%)	.79*	.79	.82	.83	.80	.84
Ratio of net investment income (loss) (%)	.92*	.77	.15	.69	1.15	1.18
Portfolio turnover rate (%)	101*	57	36	72	43	22

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Eagle Focused Large Cap Growth Portfolio

The U.S. equity markets continued to struggle during the first half of the year as virtually every major sector was down during the first six months of the year. Prompted by increasing global turmoil and dramatic examples of corporate fraud, investors remain skeptical of any strength in earnings or the economy. At its late June meeting, the Federal Reserve decided to leave the federal funds rate unchanged at 1.75 percent indicating that the risks to the U.S. economy were evenly balanced between economic weakness and inflation.

During the first half of 2002 the portfolio was down, while our benchmarks, the Russell 1000 Growth Index and the S&P 500 Index, were down as well. First-half performance places the portfolio in the second quartile of all large-cap growth variable underlying funds, according to Lipper.

While underweight in the Russell 1000 Growth Index for most of the period, our holdings in technology and health care still had a strong negative impact on our performance. In health care, while services and HMO stocks have held up reasonably well, biotech and pharmaceutical stocks have suffered due to lingering concerns about drug pipelines and patent expirations. Valuations and investor sentiment are currently at an all-time low in technology stocks as they too sold off sharply.

The portfolio benefited from relative strength in its consumer holdings, as consumer confidence remained resilient despite the slumping stock market. Although the consumer has been largely responsible for the economy's recent strength, we believe now is a prudent time to take profits in this sector and we did so during the second quarter. We remain overweight in the financial sector because we believe a modest recovery and a benign rate environment bode well for the group.

We believe the cloud of uncertainty stemming from the recent accounting and corporate fraud scandals will dissipate as soon as tougher criminal penalties and disclosure requirements are in place. While investor confidence has been understandably rattled, an improving economy should translate into better corporate earnings which, in turn, should translate into higher stock prices, since the disconnect between an improving economy and better earnings will not continue for long. Thus, in our view, this is an opportune time to buy world-class, large-cap growth stocks at very attractive prices, as we expect them to lead the way once the modest recovery now underway strengthens and proves its durability.

Ashi Parikh
Lead Manager
Eagle Asset Management, Inc., Subadvisor to the Portfolio

Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 94.8%
Communications 1.9%
Telephone/Communications
ADC Telecommunications, Inc.*	580,700	1,329,800
Consumer Discretionary 8.3%
Department & Chain Stores
Home Depot, Inc.	68,975	2,533,452
Wal-Mart Stores, Inc.	57,200	3,146,572
		5,680,024
Consumer Staples 6.4%
Alcohol & Tobacco 4.8%
Anheuser-Busch Companies, Inc.	33,500	1,675,000
Philip Morris Companies, Inc.	36,850	1,609,608
		3,284,608
Food & Beverage 1.6%
Kroger Co.*	56,050	1,115,395
Financial 19.8%
Consumer Finance 6.8%
American Express Co.	33,500	1,216,720
Capital One Finance Corp.	21,800	1,330,890
Citigroup, Inc.	54,266	2,102,808
		4,650,418
Insurance 1.2%
Travelers Property Casualty Corp.*	47,800	846,060
Other Financial Companies 11.8%
Fannie Mae	19,500	1,438,125
Freddie Mac	45,200	2,766,240
Goldman Sachs Group, Inc.	27,400	2,009,790
Lehman Brothers Holdings, Inc.	29,950	1,872,474
		8,086,629
Health 20.7%
Hospital Management 2.6%
HCA, Inc.	20,000	950,000
UnitedHealth Group, Inc.	9,000	823,950
		1,773,950
Medical Supply & Specialty 5.3%
Baxter International, Inc.*	25,950	1,153,478
Johnson & Johnson	25,300	1,322,178
Medtronic, Inc.	26,900	1,152,665
		3,628,321
	Shares	Value ($)
Pharmaceuticals 12.8%
Eli Lilly & Co.	23,100	1,302,840
Merck & Co., Inc.	38,000	1,924,320
Pfizer, Inc.	90,400	3,164,000
Pharmacia Corp.	41,250	1,544,813
Wyeth	16,850	862,720
		8,798,693
Manufacturing 2.9%
Diversified Manufacturing
General Electric Co.	67,200	1,952,160
Media 2.3%
Broadcasting & Entertainment 0.9%
Viacom, Inc. "B"*	14,400	638,928
Cable Television 1.4%
Comcast Corp. "A"*	39,700	946,448
Service Industries 3.2%
EDP Services 0.2%
Automatic Data Processing, Inc.	3,800	165,490
Miscellaneous Commercial Services 3.0%
United Parcel Service, Inc. "B"	33,850	2,090,238
Technology 29.3%
Computer Software 10.7%
Electronic Arts, Inc.*	16,300	1,076,615
Intuit, Inc.*	21,900	1,088,868
Microsoft Corp.*	94,700	5,180,090
		7,345,573
Diverse Electronic Products 1.7%
Applied Materials, Inc.*	60,800	1,156,416
EDP Peripherals 1.8%
Brocade Communications Systems, Inc.*	70,350	1,229,718
Electronic Components/Distributors 3.4%
Celestica, Inc.*	22,200	504,162
Cisco Systems, Inc.*	130,400	1,819,080
		2,323,242
Electronic Data Processing 3.0%
Dell Computer Corp.*	78,150	2,042,841
Semiconductors 8.7%
Intel Corp.	65,800	1,202,166
National Semiconductor Corp.*	44,650	1,302,441
Taiwan Semiconductor Manufacturing Co.	120,230	1,562,990
	Shares	Value ($)
Texas Instruments, Inc.	79,300	1,879,410
		5,947,007
Total Common Stocks (Cost $71,826,585)		65,031,959
	Shares	Value ($)
Cash Equivalents 5.2%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,531,078)	3,531,078	3,531,078
Total Investment Portfolio - 100.0% (Cost $75,357,663) (a)		68,563,037

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $77,581,849. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $9,018,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,220,537 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,239,349.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $75,357,663)	$ 68,563,037
Receivable for investments sold	686,170
Dividends receivable	30,853
Interest receivable	475
Receivable for Portfolio shares sold	364,496
Total assets	69,645,031
Liabilities
Payable for investments purchased	1,952,294
Payable for Portfolio shares redeemed	150
Accrued management fee	59,683
Other accrued expenses and payables	11,915
Total liabilities	2,024,042
Net assets, at value	$ 67,620,989
Net Assets
Net assets consist of: Accumulated net investment loss	(92,863)
Net unrealized appreciation (depreciation) on investments	(6,794,626)
Accumulated net realized gain (loss)	(16,236,475)
Paid-in capital	90,744,953
Net assets, at value	$ 67,620,989
Net Asset Value and redemption price per share ($67,620,989 / 8,638,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.83

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,860)	$ 233,381
Interest	30,547
Total Income	263,928
Expenses: Management fee	325,801
Custodian and accounting fees	21,186
Auditing	2,500
Legal	1,156
Trustees' fees and expenses	500
Reports to shareholders	4,000
Other	1,673
Total expenses, before expense reductions	356,816
Expense reductions	(25)
Total expenses, after expense reductions	356,791
Net investment income (loss)	(92,863)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,365,132)
Net unrealized appreciation (depreciation) during the period on investments	(7,910,687)
Net gain (loss) on investment transactions	(13,275,819)
Net increase (decrease) in net assets resulting from operations	$ (13,368,682)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30,2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (92,863)	$ (77,560)
Net realized gain (loss) on investment transactions	(5,365,132)	(8,258,294)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,910,687)	2,843,040
Net increase (decrease) in net assets resulting from operations	(13,368,682)	(5,492,814)
Portfolio share transactions: Proceeds from shares sold	25,726,191	40,803,744
Cost of shares redeemed	(4,844,215)	(3,343,405)
Net increase (decrease) in net assets from Portfolio share transactions	20,881,976	37,460,339
Increase (decrease) in net assets	7,513,294	31,967,525
Net assets at beginning of period	60,107,695	28,140,170
Net assets at end of period (including accumulated net investment loss of $92,863 at June 30, 2002)	$ 67,620,989	$ 60,107,695
Other Information
Shares outstanding at beginning of period	6,353,061	2,467,850
Shares sold	2,849,005	4,225,617
Shares redeemed	(563,219)	(340,406)
Net increase (decrease) in Portfolio shares	2,285,786	3,885,211
Shares outstanding at end of period	8,638,847	6,353,061

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.46	$ 11.40	$ 12.84	$ 10.00
Income (loss) from investment operations: Net investment income[d]	(.01)	(.02)	(.05)	-
Net realized and unrealized gain (loss) on investment transactions	(1.62)	(1.92)	(1.04)	2.84
Total from investment operations	(1.63)	(1.94)	(1.09)	2.84
Less distributions from: Net realized gains on investment transactions	-	-	(.35)	-
Total distributions	-	-	(.35)	-
Net asset value, end of period	$ 7.83	$ 9.46	$ 11.40	$ 12.84
Total Return (%)	(17.23)**	(17.02)	(9.02)[e]	28.40e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	60	28	3
Ratio of expenses before expense reductions (%)	1.04*	1.13	1.33	7.49*
Ratio of expenses after expense reductions (%)	1.04*	1.11	1.02	1.10*
Ratio of net investment income (loss) (%)	(.27)*	(.21)	(.37)	(.19)*
Portfolio turnover rate (%)	112*	98	323	336*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Focus Value+Growth Portfolio

Fears of more terrorist attacks and continued accounting scandals caused nearly all segments of the stock market to decline over the last six months. Scudder Focus Value+Growth Portfolio lost ground, falling further than its benchmark, the S&P 500 Index.

On April 8, 2002, Dreman Value Management, a firm specializing in contrarian value investing (buying out-of-favor stocks), took over management of the value portfolio. The team uses a disciplined investment strategy that emphasizes stocks of fundamentally sound companies with price-to-earnings ratios below that of the overall market. The team's approach also emphasizes stocks with below-average price-to-book and price-to-cash-flow ratios and those with above-average dividend yields. The new managers have completely restructured the value portfolio, choosing stocks that better complement their contrarian philosophy.

The portfolio's value managers used wild market volatility to build a portfolio of stocks beaten down by investor panic. The selection process led to concentrations in four market segments - financials, primarily Fannie Mae and Freddie Mac; health care, primarily large pharmaceutical stocks; energy and utilities companies, primarily those beaten down by the Enron crisis; and tobacco companies. Portfolio Manager David Dreman is enthusiastic about the portfolio, but over the last couple of months many of these new stocks struggled. He believes that when the market turns, this lineup should produce solid performance.

Concentration in the growth portfolio remains in consumer stocks, technology, health care and financials. Consumer cyclical stocks provided the strongest performance, with retailers leading the way. On the negative side, technology, health care and financials were among the hardest hit.

Both management teams believe that the economy has begun to recover, but don't expect a quick bounce-back. They believe it is unlikely the overall market will rebound until it is clear that corporate fundamentals and profitability are improving and that accounting and corporate governance issues have passed.

David N. Dreman
Lead Manager

F. James Hutchinson
Portfolio Manager

Spiros Segalas
Kathleen McCarragher
Co-Managers

Jennison Associates LLC
Dreman Value Management LLC (Subadvisor for the Growth Portion of the Portfolio)
(Subadvisor for the Value Portion of the Portfolio)

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 96.9%
Communications 0.8%
Telephone/Communications
BellSouth Corp.	30,150	949,725
Consumer Discretionary 15.8%
Department & Chain Stores 6.5%
Kohl's Corp.*	61,100	4,281,888
Lowe's Companies, Inc.	81,800	3,713,720
		7,995,608
Hotels & Casinos 2.7%
Marriott International, Inc. "A"	86,200	3,279,910
Recreational Products 2.4%
Harley-Davidson, Inc.	57,700	2,958,279
Specialty Retail 4.2%
Borders Group, Inc.*	35,100	645,840
Tiffany & Co.	89,600	3,153,920
Toys ''R'' Us, Inc.*	74,650	1,304,136
		5,103,896
Consumer Staples 10.9%
Alcohol & Tobacco 7.9%
Philip Morris Companies, Inc.	110,050	4,806,984
R.J. Reynolds Tobacco Holdings, Inc.	22,200	1,193,250
UST, Inc.	107,520	3,655,680
		9,655,914
Food & Beverage 3.0%
PepsiCo, Inc.	75,000	3,615,000
Energy 10.1%
Oil & Gas Production 4.4%
Devon Energy Corp.	64,800	3,193,344
El Paso Corp.	61,600	1,269,576
Kerr-McGee Corp.	17,200	921,060
		5,383,980
Oil/Gas Transmission 2.7%
Dynegy, Inc. "A"	261,100	1,879,920
Williams Companies, Inc.	234,100	1,402,259
		3,282,179
Oilfield Services/Equipment 3.0%
BJ Services Co.*	106,800	3,618,384
	Shares	Value ($)
Financial 26.7%
Banks 3.5%
Bank of America Corp.	23,900	1,681,604
J.P. Morgan Chase & Co.	68,200	2,313,344
Wachovia Corp.	6,700	255,806
		4,250,754
Consumer Finance 2.6%
Citigroup, Inc.	81,461	3,156,614
Insurance 2.8%
American International Group, Inc.	50,600	3,452,437
Other Financial Companies 17.8%
Fannie Mae	86,300	6,364,625
Freddie Mac	105,400	6,450,480
Merrill Lynch & Co., Inc.	134,400	5,443,200
Washington Mutual, Inc.	95,300	3,536,583
		21,794,888
Health 16.2%
Biotechnology 2.3%
Genentech, Inc.*	82,200	2,753,700
Medical Supply & Specialty 2.6%
Johnson & Johnson	60,000	3,135,600
Pharmaceuticals 11.3%
Bristol-Myers Squibb Co.	138,800	3,567,160
Merck & Co., Inc.	81,050	4,104,372
Pharmacia Corp.	31,900	1,194,655
Schering-Plough Corp.	77,700	1,911,420
Wyeth	60,300	3,087,360
		13,864,967
Manufacturing 2.4%
Diversified Manufacturing
Tyco International Ltd.	214,350	2,895,869
Media 2.8%
Broadcasting & Entertainment
Viacom, Inc. "B"*	78,300	3,474,171
Technology 10.5%
Computer Software 3.1%
Microsoft Corp.*	68,500	3,746,950
Electronic Components/Distributors 2.4%
Cisco Systems, Inc.*	214,000	2,985,300
	Shares	Value ($)
Electronic Data Processing 2.7%
Dell Computer Corp.*	127,300	3,327,621
Semiconductors 2.3%
Texas Instruments, Inc.	116,900	2,770,530
Utilities 0.7%
Electric Utilities
Mirant Corp.*	55,700	406,610
Reliant Resources, Inc.*	55,450	485,188
		891,798
Total Common Stocks (Cost $137,985,055)		118,344,074

	Shares	Value ($)
Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $3,848,344)	3,848,345	3,848,344
Total Investment Portfolio - 100.0% (Cost $141,833,399) (a)		122,192,418

Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $143,145,785. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $20,953,367. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,648,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,602,168.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $141,833,399)	$ 122,192,418
Cash	10,000
Receivable for investments sold	212,880
Dividends receivable	112,234
Interest receivable	1,411
Receivable for Portfolio shares sold	87,261
Total assets	122,616,204
Liabilities
Payable for investments purchased	914,425
Payable for Portfolio shares redeemed	27,651
Accrued management fee	85,842
Other accrued expenses and payables	32,885
Total liabilities	1,060,803
Net assets, at value	$ 121,555,401
Net Assets
Net assets consist of: Undistributed net investment income	242,543
Net unrealized appreciation (depreciation) on investments	(19,640,981)
Accumulated net realized gain (loss)	(15,250,415)
Paid-in capital	156,204,254
Net assets, at value	$ 121,555,401
Net Asset Value and redemption price per share ($121,555,401 / 11,097,662 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.95

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 813,874
Interest	53,665
Total Income	867,539
Expenses: Management fee	511,804
Custodian fees	5,854
Auditing	7,231
Legal	2,166
Trustees' fees and expenses	2,435
Reports to shareholders	28,452
Other	4,723
Total expenses, before expense reductions	562,665
Expense reductions	(26)
Total expenses, after expense reductions	562,639
Net investment income (loss)	304,900
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,255,487)
Net unrealized appreciation (depreciation) during the period on investments	(20,918,554)
Net gain (loss) on investment transactions	(23,174,041)
Net increase (decrease) in net assets resulting from operations	$ (22,869,141)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 304,900	$ 903,862
Net realized gain (loss) on investment transactions	(2,255,487)	(12,799,787)
Net unrealized appreciation (depreciation) on investment transactions during the period	(20,918,554)	(10,442,337)
Net increase (decrease) in net assets resulting from operations	(22,869,141)	(22,338,262)
Distributions to shareholders from: Net investment income	(658,082)	(914,441)
Net realized gains	-	(9,601,639)
Portfolio share transactions: Proceeds from shares sold	12,113,953	27,203,393
Reinvestment of distributions	658,082	10,516,080
Cost of shares redeemed	(7,494,731)	(18,238,788)
Net increase (decrease) in net assets from Portfolio share transactions	5,277,304	19,480,685
Increase (decrease) in net assets	(18,249,919)	(13,373,657)
Net assets at beginning of period	139,805,320	153,178,977
Net assets at end of period (including undistributed net investment income of $242,543 and $595,725, respectively)	$ 121,555,401	$ 139,805,320
Other Information
Shares outstanding at beginning of period	10,690,065	9,252,858
Shares sold	957,564	1,952,649
Shares issued to shareholders in reinvestment of distributions	49,742	768,798
Shares redeemed	(599,709)	(1,284,240)
Net increase (decrease) in Portfolio shares	407,597	1,437,207
Shares outstanding at end of period	11,097,662	10,690,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25	$ 11.46
Income (loss) from investment operations: Net investment income (loss)	.03[c]	.09[c]	.12[c]	.08[c]	.08	.12
Net realized and unrealized gain (loss) on investment transactions	(2.10)	(2.41)	(.73)	2.62	2.78	2.77
Total from investment operations	(2.07)	(2.32)	(.61)	2.70	2.86	2.89
Less distributions from: Net investment income	(.06)	(.10)	(.10)	(.10)	-	(.10)
Net realized gains on investment transactions	-	(1.05)	(1.70)	(.35)	(.40)	-
Total distributions	(.06)	(1.15)	(1.80)	(.45)	(.40)	(.10)
Net asset value, end of period	$ 10.95	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25
Total Return (%)	(15.90)**	(14.35)	(3.90)	16.52	20.17	25.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	140	153	172	152	69
Ratio of expenses before expense reductions (%)	.82*	.79	.81	.83	.78	.84
Ratio of expenses after expense reductions (%)	.82*	.79	.81	.82	.78	.84
Ratio of net investment income (loss) (%)	.45*	.64	.66	.46	.80	.95
Portfolio turnover rate (%)	140*	180	39	102	102	50

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Index 500 Portfolio

The performance of the SVS Index 500 Portfolio was hampered by broad stock market weakness during the first half of 2002. Stock prices came under pressure due to continuing credit concerns and corporate accounting practices. In addition, positive economic news was overshadowed by fears of terrorism, geopolitical instability, and questions about the reliability of corporate earnings reports.

Sectors with the highest level of economic sensitivity generally performed well, as investors gravitated to defensive sectors amid a challenging environment. As a result, basic materials and consumer staples provided the strongest returns for the period. On the negative side, information technology was the worst performing sector, accounting for a third of the loss in the S&P 500 Index. Telecommunications services, a sector where many companies appeared to be teetering on the brink of bankruptcy, also sustained heavy losses. Value, as a group, outperformed growth for the period. At the close of the first half, financials held the S&P 500's largest sector weighting. Information technology remained second, just ahead of health care and consumer discretionary.

Management expects market volatility to remain high over the second half of the year, and believes that the S&P 500 Index has the potential to provide negative returns for the third consecutive calendar year. If this occurs, it would be the first time it has done so since the beginning of World War II. However, the favorable performance of the U.S. economy, an expected rebound in corporate earnings, and continued low interest rates should set the stage for a gradual, sustainable long-term recovery.

Patrick Cannon
Lead Manager
Deutsche Investment Management Americas Inc.

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 98.1%
Communications 4.3%
Cellular Telephone 0.5%
AT&T Wireless Services, Inc.*	72,389	423,476
Nextel Communications, Inc. "A"*	23,346	74,941
QUALCOMM, Inc.*	20,414	561,181
Sprint Corp. (PCS Group)*	24,620	110,051
		1,169,649
Telephone/Communications 3.8%
ADC Telecommunications, Inc.*	25,507	58,411
ALLTEL Corp.	8,947	420,509
AT&T Corp.	105,095	1,124,517
Avaya, Inc.*	7,237	35,823
BellSouth Corp.	51,867	1,633,811
CenturyTel, Inc.	3,933	116,024
Citizens Communications Co.*	5,700	47,652
JDS Uniphase Corp.*	40,132	107,955
Qwest Communications International, Inc.	47,396	132,709
SBC Communications, Inc.	90,883	2,771,932
Sprint Corp.	22,678	240,614
Verizon Communications, Inc.	73,310	2,943,397
		9,633,354
Construction 0.6%
Building Materials 0.0%
Vulcan Materials Co.	2,110	92,418
Building Products 0.3%
American Standard Companies, Inc.*	1,900	142,690
Georgia-Pacific Corp.	5,941	146,030
Masco Corp.	13,826	374,823
		663,543
Forest Products 0.2%
Louisiana-Pacific Corp.	1,880	19,909
Plum Creek Timber Co., Inc. (REIT)	4,000	122,800
Weyerhaeuser Co.	6,332	404,298
		547,007
Homebuilding 0.1%
KB Home	1,727	88,958
Pulte Homes, Inc.	1,995	114,673
		203,631
	Shares	Value ($)
Consumer Discretionary 9.0%
Apparel & Shoes 0.3%
Jones Apparel Group, Inc.*	3,766	141,225
Liz Claiborne, Inc.	2,466	78,419
NIKE, Inc. "B"	7,789	417,880
Reebok International Ltd.*	1,518	44,781
		682,305
Department & Chain Stores 6.5%
Bed Bath & Beyond, Inc.*	8,480	320,035
Best Buy Co., Inc.*	8,184	297,079
Costco Wholesale Corp.*	12,903	498,314
CVS Corp.	10,484	320,810
Dillard's, Inc.	2,751	72,324
Dollar General Corp.	10,012	190,528
Federated Department Stores, Inc.*	5,328	211,522
Gap, Inc.	22,984	326,373
Home Depot, Inc.	63,455	2,330,702
J.C. Penny Co., Inc.	7,067	155,615
Kohl's Corp.*	8,841	619,577
Lowe's Companies, Inc.	20,748	941,959
Nordstrom, Inc.	2,738	62,016
Sears, Roebuck & Co.	8,723	473,659
Target Corp.	24,729	942,175
The Limited, Inc.	14,781	314,835
The May Department Stores Co.	8,600	283,198
TJX Companies, Inc.	15,504	304,033
Wal-Mart Stores, Inc.	120,496	6,628,485
Walgreen Co.	28,479	1,100,144
		16,393,383
Home Furnishings 0.1%
Newell Rubbermaid, Inc.	7,246	254,045
Tupperware Corp.	909	18,898
		272,943
Hotels & Casinos 0.5%
Carnival Corp. "A"	16,747	463,724
Harrah's Entertainment, Inc.*	3,419	151,633
Hilton Hotels Corp.	10,840	150,676
Marriott International, Inc. "A"	7,055	268,443
Starwood Hotels & Resorts Worldwide, Inc.	4,763	156,655
		1,191,131
Recreational Products 0.4%
Brunswick Corp.	1,621	45,388
Harley-Davidson, Inc.	8,530	437,333
Hasbro, Inc.	3,827	51,894
	Shares	Value ($)
International Game Technology*	2,540	144,018
Mattel, Inc.	11,863	250,072
		928,705
Restaurants 0.7%
Darden Restaurants, Inc.	4,583	113,188
McDonald's Corp.	34,338	976,916
Starbucks Corp.*	11,380	282,793
Wendy's International, Inc.	3,311	131,877
YUM! Brands, Inc.	7,354	215,105
		1,719,879
Specialty Retail 0.5%
AutoZone, Inc.*	2,909	224,866
Big Lots, Inc.	3,292	64,787
Circuit City Stores - Circuit City Group	5,523	103,556
Family Dollar Stores, Inc.	4,379	154,360
Office Depot, Inc.*	7,203	121,010
RadioShack Corp.	4,170	125,350
Staples, Inc.*	13,693	269,752
Tiffany & Co.	3,500	123,200
Toys ''R'' Us, Inc.*	6,492	113,415
		1,300,296
Consumer Staples 9.1%
Alcohol & Tobacco 1.6%
Adolph Coors Co. "B"	1,368	85,226
Anheuser-Busch Companies, Inc.	24,418	1,220,900
Brown-Forman Corp. "B"	1,390	95,910
Philip Morris Companies, Inc.	57,635	2,517,497
UST, Inc.	3,811	129,574
		4,049,107
Consumer Electronic and Photographic 0.2%
Eastman Kodak Co.	7,159	208,828
Maytag Corp.	2,448	104,407
Whirlpool Corp.	1,899	124,119
		437,354
Consumer Specialties 0.0%
American Greeting Corp. "A"	2,700	44,982
Farming 0.1%
Archer Daniels Midland Co.	15,771	201,711
Food & Beverage 4.7%
Albertson's, Inc.	11,104	338,228
Campbell Soup Co.	10,099	279,338
Coca-Cola Co.	66,956	3,749,536
Coca-Cola Enterprises, Inc.	12,576	277,678
ConAgra, Inc.	15,722	434,713
General Mills, Inc.	9,627	424,358
H.J. Heinz Co.	10,259	421,645
Hershey Foods Corp.	3,876	242,250
	Shares	Value ($)
Kellogg Co.	11,982	429,675
Kroger Co.*	22,589	449,521
Pepsi Bottling Group, Inc.	8,300	255,640
PepsiCo, Inc.	47,440	2,286,608
Safeway, Inc.*	13,371	390,299
Sara Lee Corp.	22,806	470,716
Supervalu, Inc.	2,570	63,042
Unilever NV (New York shares)	16,126	1,044,965
William Wrigley Jr. Co.	5,570	308,300
Winn-Dixie Stores, Inc.	2,657	41,423
		11,907,935
Package Goods/Cosmetics 2.6%
Alberto-Culver Co. "B"	1,100	52,580
Avon Products, Inc.	6,053	316,209
Clorox Co.	6,330	261,746
Colgate-Palmolive Co.	15,451	773,323
Gillette Co.	29,589	1,002,179
International Flavors & Fragrances, Inc.	1,711	55,590
Kimberly-Clark Corp.	14,681	910,222
Procter & Gamble Co.	34,991	3,124,696
		6,496,545
Textiles 0.0%
VF Corp.	2,221	87,085
Durables 2.7%
Aerospace 1.3%
Boeing Co.	22,568	1,015,560
Goodrich Corp.	2,432	66,442
Lockheed Martin Corp.	12,244	850,958
Northrop Grumman Corp.	2,925	365,625
Rockwell Automation, Inc.	3,956	79,041
Rockwell Collins, Inc.	4,256	116,700
United Technologies Corp.	13,257	900,150
		3,394,476
Automobiles 0.8%
Cummins, Inc.	1,562	51,702
Dana Corp.	3,657	67,764
Delphi Automotive Systems Corp.	14,783	195,136
Ford Motor Co.	49,800	796,800
General Motors Corp.	14,834	792,877
Genuine Parts Co.	3,809	132,820
Navistar International Corp.	1,921	61,472
		2,098,571
Construction/Agricultural Equipment 0.4%
Caterpillar, Inc.	9,017	441,382
Deere & Co.	6,458	309,338
PACCAR, Inc.	3,723	165,264
		915,984
	Shares	Value ($)
Leasing Companies 0.0%
Ryder System, Inc.	2,252	61,007
Telecommunications Equipment 0.2%
Andrew Corp.*	3,680	52,734
CIENA Corp.*	14,000	58,660
Nortel Networks Corp.	88,712	128,632
Palm, Inc.*	18,778	33,049
Scientific-Atlanta, Inc.	4,568	75,144
Tellabs, Inc.*	13,324	84,208
		432,427
Tires 0.0%
Cooper Tire & Rubber Co.	1,149	23,612
Goodyear Tire & Rubber Co.	4,120	77,085
		100,697
Energy 7.9%
Engineering 0.0%
McDermott International, Inc.*	877	7,104
Oil & Gas Production 2.1%
Anadarko Petroleum Corp.	6,088	300,138
Apache Corp.	3,444	197,978
Burlington Resources, Inc.	5,814	220,932
ChevronTexaco Corp.	28,653	2,535,753
Conoco, Inc.	18,138	504,236
Devon Energy Corp.	4,031	198,648
El Paso Corp.	14,941	307,934
EOG Resources, Inc.	3,339	132,558
Kerr-McGee Corp.	2,170	116,204
Marathon Oil Corp.	9,222	250,101
Nisource, Inc.	6,451	140,825
Noble Corp.*	4,300	165,980
Occidental Petroleum Corp.	11,035	330,940
		5,402,227
Oil Companies 4.8%
Amerada Hess Corp.	2,376	196,020
Ashland, Inc.	1,115	45,158
Exxon Mobil Corp.	183,457	7,507,060
Phillips Petroleum Co.	10,919	642,923
Royal Dutch Petroleum Co. (New York shares)	58,485	3,232,466
Unocal Corp.	6,959	257,065
Xcel Energy, Inc.	12,287	206,053
		12,086,745
Oil/Gas Transmission 0.4%
Dynegy, Inc. "A"	11,284	81,245
Exelon Corp.	8,502	444,655
Kinder Morgan, Inc.	3,264	124,097
Sempra Energy	5,076	112,332
Sunoco, Inc.	1,902	67,768
	Shares	Value ($)
Williams Companies, Inc.	14,050	84,160
		914,257
Oilfield Services/Equipment 0.6%
Baker Hughes, Inc.	8,132	270,714
BJ Services Co.*	4,700	159,236
Halliburton Co.	10,591	168,821
Nabors Industries Ltd.*	4,298	151,719
Rowan Companies, Inc.	3,277	70,292
Schlumberger Ltd.	15,721	731,027
		1,551,809
Financial 19.1%
Banks 7.9%
AmSouth Bancorp.	8,145	182,285
Bank of America Corp.	41,309	2,906,501
Bank of New York Co., Inc.	20,079	677,666
Bank One Corp.	32,462	1,249,138
BB&T Corp.	12,042	464,821
Comerica, Inc.	5,346	328,244
Fifth Third Bancorp.	16,624	1,107,990
First Tennessee National Corp.	3,600	137,880
FleetBoston Financial Corp.	29,780	963,383
Golden West Financial Corp.	4,603	316,594
Huntington Bancshares, Inc.	4,610	89,526
J.P. Morgan Chase & Co.	53,248	1,806,172
KeyCorp	12,460	340,158
Marshall & Ilsley Corp.	4,800	148,464
MBNA Corp.	23,914	790,836
Mellon Financial Corp.	10,917	343,121
National City Corp.	16,770	557,603
Northern Trust Corp.	6,649	292,955
PNC Financial Services Group	8,437	441,086
Regions Financial Corp.	5,164	181,515
SouthTrust Corp.	9,938	259,581
State Street Corp.	9,190	410,793
SunTrust Banks, Inc.	8,395	568,509
U.S. Bancorp.	53,246	1,243,294
Union Planters Corp.	4,326	140,033
Wachovia Corp.	38,176	1,457,560
Wells Fargo & Co.	45,816	2,293,549
Zions Bancorp.	3,000	156,300
		19,855,557
Consumer Finance 3.1%
American Express Co.	35,475	1,288,452
Capital One Finance Corp.	5,651	344,994
Citigroup, Inc.	139,188	5,393,535
Household International, Inc.	11,999	596,350
Synovus Financial Corp.	6,982	192,145
		7,815,476
Insurance 4.4%
Ace Ltd.	6,600	208,560
	Shares	Value ($)
AFLAC, Inc.	14,412	461,184
Allstate Corp.	20,024	740,488
AMBAC Financial Group, Inc.	3,167	212,822
American International Group, Inc.	70,552	4,813,763
Aon Corp.	6,983	205,859
Chubb Corp.	4,687	331,840
CIGNA Corp.	4,084	397,863
Cincinnati Financial Corp.	3,781	175,930
Conseco, Inc.*	11,917	23,834
Hartford Financial Services Group, Inc.	7,064	420,096
Jefferson-Pilot Corp.	4,273	200,831
John Hancock Financial Services, Inc.	8,844	311,309
Lincoln National Corp.	5,801	243,642
MBIA, Inc.	4,025	227,533
MetLife, Inc.	20,300	584,640
MGIC Investment Corp.	2,477	167,941
Progressive Corp.	5,811	336,166
Providian Financial Corp.	8,314	48,886
Safeco Corp.	4,405	136,070
St. Paul Companies, Inc.	6,242	242,939
Torchmark Corp.	2,489	95,080
UnumProvident Corp.	5,716	145,472
XL Capital Ltd. "A"	3,400	287,980
		11,020,728
Other Financial Companies 3.4%
Charter One Financial, Inc.	6,467	222,337
Countrywide Credit Industries, Inc.	2,831	136,596
Fannie Mae	26,965	1,988,669
Franklin Resources, Inc.	7,490	319,374
Freddie Mac	19,345	1,183,914
Lehman Brothers Holdings, Inc.	6,291	393,313
Marsh & McLennan Companies, Inc.	7,711	744,883
Merrill Lynch & Co., Inc.	22,899	927,410
Morgan Stanley	29,534	1,272,325
SLM Corp.	4,243	411,147
T. Rowe Price Group, Inc.	3,853	126,687
Washington Mutual, Inc.	25,968	963,672
		8,690,327
Real Estate 0.3%
Equity Office Properties Trust (REIT)	11,900	358,190
Equity Residential (REIT)	6,900	198,375
Simon Property Group, Inc. (REIT)	3,200	117,888
		674,453
	Shares	Value ($)
Health 13.4%
Biotechnology 0.9%
Amgen, Inc.*	28,314	1,185,790
Biogen, Inc.*	4,425	183,328
Chiron Corp.*	5,700	201,210
Genzyme Corp. (General Division)*	5,200	100,048
Immunex Corp.*	14,900	332,866
MedImmune, Inc.*	6,248	164,947
PPL Corp.	3,079	101,853
		2,270,042
Health Industry Services 0.8%
Aetna, Inc.	3,550	170,294
Cardinal Health, Inc.	12,631	775,670
HEALTHSOUTH Corp.*	9,935	127,069
Humana, Inc.*	4,500	70,335
IMS Health, Inc.	7,316	131,322
McKesson Corp.	7,890	258,003
PerkinElmer, Inc.	3,520	38,896
Quintiles Transnational Corp.*	3,611	45,101
Wellpoint Health Networks, Inc.*	3,714	288,986
		1,905,676
Hospital Management 0.9%
HCA, Inc.	14,521	689,748
Health Management Associates, Inc.*	6,800	137,020
Manor Care, Inc.*	3,138	72,174
Tenet Healthcare Corp.*	9,215	659,333
UnitedHealth Group, Inc.	8,024	734,597
		2,292,872
Medical Supply & Specialty 3.3%
Applera Corp. - Applied Biosystems Group	4,941	96,300
Bausch & Lomb, Inc.	1,382	46,781
Baxter International, Inc.	16,918	752,005
Becton, Dickinson & Co.	6,659	229,403
Biomet, Inc.	8,012	217,285
Boston Scientific Corp.*	11,577	339,438
C.R. Bard, Inc.	1,558	88,152
Guidant Corp.*	7,567	228,750
Johnson & Johnson	81,344	4,251,037
Medtronic, Inc.	33,273	1,425,748
St. Jude Medical, Inc.*	2,115	156,193
Stryker Corp.	5,699	304,953
Waters Corp.*	3,000	80,100
Zimmer Holdings, Inc.*	4,673	166,639
		8,382,784
	Shares	Value ($)
Pharmaceuticals 7.5%
Abbott Laboratories	43,082	1,622,037
Allergan, Inc.	3,491	233,024
AmerisourceBergen Corp.	2,644	200,944
Bristol-Myers Squibb Co.	53,231	1,368,037
Eli Lilly & Co.	31,065	1,752,066
Forest Laboratories, Inc.*	4,510	319,308
King Pharmaceuticals, Inc.	6,398	142,356
Merck & Co., Inc.	61,009	3,089,496
Pfizer, Inc.	169,073	5,917,555
Pharmacia Corp.	35,905	1,344,642
Schering-Plough Corp.	40,847	1,004,836
Watson Pharmaceuticals, Inc.*	2,250	56,858
Wyeth	36,553	1,871,514
		18,922,673
Manufacturing 8.3%
Chemicals 1.3%
Dow Chemical Co.	24,491	842,001
E.I. du Pont de Nemours & Co.	28,090	1,247,196
Eastman Chemical Co.	2,243	105,197
Engelhard Corp.	2,600	73,632
Great Lakes Chemicals Corp.	800	21,192
Hercules, Inc.*	1,807	20,961
PPG Industries, Inc.	5,105	316,000
Praxair, Inc.	4,134	235,514
Rohm & Haas Co.	5,626	227,797
Sigma-Aldrich Corp.	2,368	118,755
		3,208,245
Containers & Paper 0.5%
Bemis Company, Inc.	856	40,660
Boise Cascade Corp.	1,869	64,537
International Paper Co.	12,852	560,090
MeadWestvaco Corp.	5,494	184,372
Pactiv Corp.*	4,498	107,052
Sealed Air Corp.*	1,895	76,312
Temple-Inland, Inc.	1,868	108,082
		1,141,105
Diversified Manufacturing 5.1%
3M Co.	10,410	1,280,417
Ball Corp.	1,600	66,368
Crane Co.	914	23,197
Dover Corp.	5,678	198,730
Eaton Corp.	2,116	153,939
Fortune Brands, Inc.	4,609	258,104
General Electric Co.	269,272	7,822,352
Honeywell International, Inc.	21,613	761,426
Illinois Tool Works, Inc.	8,818	602,269
ITT Industries, Inc.	2,919	206,081
	Shares	Value ($)
Leggett & Platt, Inc.	4,157	97,274
Loews Corp.	5,734	303,845
Textron, Inc.	3,643	170,857
Thermo Electron Corp.*	3,705	61,133
TRW, Inc.	3,700	210,826
Tyco International Ltd.	53,342	720,650
		12,937,468
Electrical Products 0.3%
American Power Conversion Corp.*	5,323	67,229
Cooper Industries, Inc. "A"	2,951	115,974
Emerson Electric Co.	12,062	645,438
Power-One, Inc.*	1,882	11,706
Thomas & Betts Corp.	1,227	22,822
		863,169
Hand Tools 0.2%
Black & Decker Corp.	2,594	125,031
Danaher Corp.	3,847	255,248
Snap-On, Inc.	893	26,513
Stanley Works	2,285	93,708
		500,500
Industrial Specialty 0.2%
Avery Dennison Corp.	3,215	201,741
Centex Corp.	1,984	114,655
Corning, Inc.	28,334	100,586
Pall Corp.	2,253	46,750
Sherwin-Williams Co.	4,604	137,798
		601,530
Machinery/Components/Controls 0.4%
Ingersoll-Rand Co. "A"	4,611	210,538
Johnson Controls, Inc.	2,615	213,410
Millipore Corp.	831	26,575
Parker-Hannifin Corp.	3,598	171,948
Pitney Bowes, Inc.	7,191	285,627
Visteon Corp.	2,094	29,735
		937,833
Office Equipment/Supplies 0.1%
Lexmark International, Inc.*	3,370	183,328
Xerox Corp.*	21,084	146,955
		330,283
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc.	6,585	332,345
Wholesale Distributors 0.1%
W.W. Grainger, Inc.	2,674	133,967
Media 3.2%
Advertising 0.2%
Interpublic Group of Companies, Inc.	9,799	242,623
Omnicom Group, Inc.	5,531	253,320
	Shares	Value ($)
TMP Worldwide, Inc.*	3,056	65,704
		561,647
Broadcasting & Entertainment 2.2%
AOL Time Warner, Inc.*	120,040	1,765,788
Clear Channel Communications, Inc.*	16,226	519,557
Univision Communications, Inc. "A"*	5,500	172,700
Viacom, Inc. "B"*	48,214	2,139,255
Walt Disney Co.	56,746	1,072,499
		5,669,799
Cable Television 0.3%
Comcast Corp. "A"*	26,640	635,098
Print Media 0.5%
Gannett Co., Inc.	7,732	586,859
Knight-Ridder, Inc.	1,834	115,450
Meredith Corp.	800	30,680
New York Times Co. "A"	3,961	203,992
Tribune Co.	8,888	386,628
		1,323,609
Metals and Minerals 0.9%
Precious Metals 0.3%
Barrick Gold Corp.	15,674	297,641
Freeport McMoRan Copper & Gold, Inc. "B"*	4,087	72,953
Newmont Mining Corp.	10,015	263,695
Placer Dome, Inc.	6,946	77,926
		712,215
Steel & Metals 0.6%
Alcan, Inc.	9,382	357,250
Alcoa, Inc.	23,497	778,926
Allegheny Technologies, Inc.	1,267	20,019
Inco Ltd.*	3,818	86,440
Nucor Corp.	2,176	141,527
Phelps Dodge Corp.	2,854	117,585
United States Steel Corp.	2,961	58,894
Worthington Industries, Inc.	1,426	25,811
		1,586,452
Service Industries 3.5%
EDP Services 1.0%
Automatic Data Processing, Inc.	17,438	759,425
Computer Sciences Corp.*	4,536	216,821
Electronic Data Systems Corp.	12,440	462,146
First Data Corp.	20,280	754,416
Fiserv, Inc.*	5,801	212,955
		2,405,763
Environmental Services 0.3%
Allied Waste Industries, Inc.*	4,039	38,774
Transocean SedeoForex, Inc.	8,024	249,948
	Shares	Value ($)
Waste Management, Inc.	17,182	447,591
		736,313
Investment 0.3%
Bear Stearns Companies, Inc.	2,885	176,562
Charles Schwab Corp.	37,521	420,235
Stilwell Financial, Inc.	5,856	106,579
		703,376
Miscellaneous Commercial Services 1.1%
Cendant Corp.*	27,166	431,396
Cintas Corp.	4,600	227,240
Concord EFS, Inc.*	14,514	437,452
Convergys Corp.*	4,647	90,524
Ecolab, Inc.	2,943	136,055
Fluor Corp.	1,825	71,084
Moody's Corp.	4,594	228,552
NCR Corp.*	2,494	86,292
Paychex, Inc.	10,848	339,434
Robert Half International, Inc.*	4,000	93,200
Sysco Corp.	18,824	512,389
Tektronix, Inc.*	1,524	28,514
		2,682,132
Miscellaneous Consumer Services 0.5%
Apollo Group, Inc. "A"*	4,800	189,168
H&R Block, Inc.	4,976	229,642
Sabre Holdings Corp.*	3,661	131,064
TXU Corp.	7,126	367,345
Yahoo! Inc.*	16,566	244,514
		1,161,733
Printing/Publishing 0.3%
Deluxe Corp.	2,009	78,130
Dow Jones & Co., Inc.	1,720	83,334
Equifax, Inc.	3,224	87,048
McGraw-Hill, Inc.	5,827	347,872
R.R. Donnelley & Sons Co.	2,064	56,863
		653,247
Technology 13.0%
Computer Software 4.4%
Adobe Systems, Inc.	6,970	198,645
Autodesk, Inc.	4,018	53,239
BMC Software, Inc.*	6,008	99,733
Citrix Systems, Inc.*	5,864	35,419
Computer Associates International, Inc.	15,365	244,150
Compuware Corp.*	11,946	72,512
Comverse Technologies, Inc.*	5,973	55,310
Intuit, Inc.*	6,000	298,320
Mercury Interactive Corp.*	2,790	64,058
Microsoft Corp.*	146,874	8,034,008
NVIDIA Corp.*	4,600	79,028
	Shares	Value ($)
Oracle Corp.*	150,725	1,427,366
Parametric Technology Corp.*	7,591	27,168
PeopleSoft, Inc.*	9,064	134,872
Rational Software Corp.*	6,300	51,723
Siebel Systems, Inc.*	12,359	175,745
		11,051,296
Diverse Electronic Products 0.9%
Applied Materials, Inc.*	43,706	831,288
Molex, Inc.	5,891	197,525
Motorola, Inc.	62,930	907,451
Solectron Corp.*	22,640	139,236
Teradyne, Inc.*	5,374	126,289
		2,201,789
EDP Peripherals 0.3%
EMC Corp.*	62,348	470,727
Network Appliance, Inc.*	9,612	119,285
Symbol Technologies, Inc.	7,150	60,775
VERITAS Software Corp.*	11,280	223,231
		874,018
Electronic Components/Distributors 1.5%
Advanced Micro Devices, Inc.*	10,895	105,899
Analog Devices, Inc.*	9,428	280,012
Applied Micro Circuits Corp.*	9,600	45,408
Broadcom Corp. "A"*	7,852	137,724
Cisco Systems, Inc.*	198,049	2,762,784
Gateway, Inc.*	8,277	36,750
Jabil Circuit, Inc.*	4,800	101,328
Lucent Technologies, Inc.*	93,169	154,661
PMC-Sierra, Inc.*	5,573	51,662
		3,676,228
Electronic Data Processing 2.8%
Apple Computer, Inc.*	10,591	187,673
Dell Computer Corp.*	69,947	1,828,415
Hewlett-Packard Co.	82,019	1,253,250
International Business Machines Corp.	46,263	3,330,936
Sun Microsystems, Inc.*	86,082	431,271
Unisys Corp.*	7,080	63,720
		7,095,265
Military Electronics 0.4%
General Dynamics Corp.	5,680	604,068
Raytheon Co.	10,597	431,828
		1,035,896
Office/Plant Automation 0.0%
Novell, Inc.*	9,975	32,020
Precision Instruments 0.1%
Agilent Technologies, Inc.*	12,148	287,300
Semiconductors 2.6%
Altera Corp.*	11,146	151,586
	Shares	Value ($)
Intel Corp.	180,728	3,301,901
KLA-Tencor Corp.*	5,295	232,927
Linear Technology Corp.	9,100	286,013
LSI Logic Corp.*	8,413	73,614
Maxim Integrated Products, Inc.*	8,190	313,923
Micron Technology, Inc.*	15,703	317,515
National Semiconductor Corp.*	5,301	154,630
Novellus Systems, Inc.*	4,401	149,634
QLogic Corp.*	2,841	108,242
Sanmina Corp.*	15,132	95,483
Texas Instruments, Inc.	46,395	1,099,562
Vitesse Semiconductor Corp.*	7,400	23,384
Xilinx, Inc.*	8,530	191,328
		6,499,742
Transportation 0.9%
Air Freight 0.2%
FedEx Corp.	8,096	432,326
Airlines 0.2%
AMR Corp.*	4,047	68,232
Delta Air Lines, Inc.	2,694	53,880
Southwest Airlines Co.	22,098	357,104
		479,216
Railroads 0.5%
Burlington Northern Santa Fe Corp.	9,279	278,370
CSX Corp.	6,574	230,419
Norfolk Southern Corp.	9,385	219,421
Union Pacific Corp.	7,405	468,588
		1,196,798
Utilities 2.2%
Electric Utilities 2.1%
AES Corp.*	15,171	82,227
Allegheny Energy, Inc.	2,610	67,208
Ameren Corp.	3,397	146,105
American Electric Power Co.	10,180	407,404
Calpine Corp.*	11,380	80,001
CINergy Corp.	4,349	156,521
CMS Energy Corp.	5,056	55,515
Consolidated Edison, Inc.	4,844	202,237
Constellation Energy Group, Inc.	3,610	105,917
Dominion Resources, Inc.	8,122	537,676
DTE Energy Co.	4,946	220,789
Duke Energy Corp.	22,528	700,621
Edison International*	10,067	171,139
Entergy Corp.	6,231	264,444
FirstEnergy Corp.	7,963	265,789
FPL Group, Inc.	5,408	324,426
Mirant Corp.*	12,465	90,995
	Shares	Value ($)
PG&E Corp.*	9,431	168,721
Pinnacle West Capital Corp.	1,308	51,666
Progress Energy, Inc.	5,323	276,849
Public Service Enterprise Group, Inc.	6,074	263,004
Southern Co.	19,798	542,465
TECO Energy, Inc.	5,400	133,650
		5,315,369
Natural Gas Distribution 0.1%
KeySpan Corp.	4,232	159,335
NICOR, Inc.	706	32,300
Peoples Energy Corp.	528	19,251
	Shares	Value ($)
Reliant Energy, Inc.	9,365	158,269
		369,155
Total Common Stocks (Cost $299,616,889)		247,183,102
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.2%
U.S. Treasury Bill, 1.66%**, 7/18/2002 (c) (Cost $619,513)	620,000	619,517

	Shares	Value ($)
Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,235,458)	4,235,458	4,235,458
Total Investment Portfolio - 100.0% (Cost $304,471,860) (a)		252,038,077

Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $307,498,482. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $55,460,405. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,888,905 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,349,310.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At June 30, 2002, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At June 30, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)
S&P 500 Index Future	9/19/2002	19	4,775,477	4,707,250
Total unrealized depreciation on open futures contracts				(68,227)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $304,471,860)	$ 252,038,077
Cash	10,000
Dividends receivable	289,114
Interest receivable	12,764
Receivable for Portfolio shares sold	148,491
Total assets	252,498,446
Liabilities
Payable for Portfolio shares redeemed	77,612
Payable for daily variation margin on open futures contracts	9,400
Accrued management fee	74,454
Other accrued expenses and payables	78,495
Total liabilities	239,961
Net assets, at value	$ 252,258,485
Net Assets
Net assets consist of: Undistributed net investment income	1,063,143
Net unrealized appreciation (depreciation) on: Investments	(52,433,783)
Futures	(68,227)
Accumulated net realized gain (loss)	(10,567,967)
Paid-in capital	314,265,319
Net assets, at value	$ 252,258,485
Net Asset Value and redemption price per share ($252,258,485 / 34,219,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.37

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,019)	$ 1,739,436
Interest	88,363
Total Income	1,827,799
Expenses: Management fee	497,970
Custodian and accounting fees	79,387
Auditing	24,922
Legal	4,016
Trustees' fees and expenses	3,410
Reports to shareholders	9,273
Registration fees	2,328
Other	5,799
Total expenses, before expense reductions	627,105
Expense reductions	(46)
Total expenses, after expense reductions	627,059
Net investment income (loss)	1,200,740
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,233,325)
Futures	(1,279,517)
(3,512,842)
Net unrealized appreciation (depreciation) during the period on: Investments	(34,539,879)
Futures	(115,966)
(34,655,845)
Net gain (loss) on investment transactions	(38,168,687)
Net increase (decrease) in net assets resulting from operations	$ (36,967,947)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 1,200,740	$ 1,225,136
Net realized gain (loss) on investment transactions	(3,512,842)	(5,793,468)
Net unrealized appreciation (depreciation) on investment transactions during the period	(34,655,845)	(11,091,590)
Net increase (decrease) in net assets resulting from operations	(36,967,947)	(15,659,922)
Distributions to shareholders from: Net investment income	(1,192,208)	(599,089)
Portfolio share transactions: Proceeds from shares sold	87,054,022	155,872,926
Reinvestment of distributions	1,192,208	599,089
Cost of shares redeemed	(17,137,222)	(23,292,796)
Net increase (decrease) in net assets from Portfolio share transactions	71,109,008	133,179,219
Increase (decrease) in net assets	32,948,853	116,920,208
Net assets at beginning of period	219,309,632	102,389,424
Net assets at end of period (including undistributed net investment income of $1,063,143 and $1,054,611, respectively)	$ 252,258,485	$ 219,309,632
Other Information
Shares outstanding at beginning of period	25,657,004	10,470,034
Shares sold	10,519,027	17,850,611
Shares issued to shareholders in reinvestment of distributions	139,930	70,710
Shares redeemed	(2,096,716)	(2,734,351)
Net increase (decrease) in Portfolio shares	8,562,241	15,186,970
Shares outstanding at end of period	34,219,245	25,657,004

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 8.55	$ 9.78	$ 10.96	$ 10.00
Income (loss) from investment operations: Net investment income[d]	.04	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(1.18)	(1.26)	(1.18)	.86
Total from investment operations	(1.14)	(1.18)	(1.08)	.96
Less distributions from: Net investment income	(.04)	(.05)	(.05)	-
Net realized gains on investment transactions	-	-	(.05)	-
Total distributions	(.04)	(.05)	(.10)	-
Net asset value, end of period	$ 7.37	$ 8.55	$ 9.78	$ 10.96
Total Return (%)	(13.41)**	(12.05)[e]	(9.93)[e]	9.55e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	219	102	32
Ratio of expenses before expense reductions (%)	.51*	.65	.88	.84*
Ratio of expenses after expense reductions (%)	.51*	.55	.54	.55*
Ratio of net investment income (loss) (%)	.97*	.88	.90	3.72*
Portfolio turnover rate (%)	1*	13	20	1*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS INVESCO Dynamic Growth Portfolio

For the six-month period ended June 30, 2002, the portfolio declined and underperformed its benchmark, the Russell Midcap Growth Index. We entered the period with the portfolio positioned somewhat aggressively, believing that investors would bid stocks higher as the economy improved. Although the economy has continued its recovery, investor sentiment remained extremely poor, and our strategy hindered performance. Rising uncertainty, whether its source was the economy, geopolitical tensions or corporate accounting fears, had investors feeling quite risk averse during the first half of the year. As such, money generally rotated out of investments believed to be more aggressive and into those deemed more defensive. This trend helped bonds at the expense of stocks, and value stocks at the expense of growth stocks.

Perhaps no sector was hurt more by the deteriorating sentiment than technology. During the period, the group's fundamentals remained depressed and negative earnings pre-announcements were common. Disappointments included Peoplesoft Inc. and Nvidia Corp. which we subsequently sold. The portfolio also experienced poor performance from its telecommunications stocks.

Meanwhile, the portfolio's consumer staples stocks performed well, benefiting from the market's preference for companies with relatively stable financial results. Energy also contributed positively to performance, supported by decreasing inventories of the underlying commodities.

While unnerving headlines dominated investor attention during the period, data revealed the economy continued to take steps toward recovery. Although risks exist, we continue to believe the economy is on track to record healthy growth during the year. We believe it is simply a matter of time before corporate profits start to reflect that improvement. Indeed, we think the second half of the year will witness upward corporate profit revisions and positive earnings surprises.

With this in mind, we continue to favor opportunities that we believe are best positioned to capitalize on the turn. We have maintained our overweight exposure to energy and consumer discretionary stocks, and have recalibrated our overweight financial services exposure, reducing the emphasis on market-sensitive financials. The portfolio also continues to be overweight in technology, as we believe the stronger companies in the sector continue to offer compelling long-term growth prospects, yet trade near the bottom of their historical price ranges. In our opinion, these values fully reflect extreme pessimism, and represent attractive risk/reward opportunities.

Timothy J. Miller
Lead Manager
INVESCO, Subadvisor to the Portfolio

Russell Midcap Growth Index is an index, including reinvested dividends, containing stocks from the Russell Midcap Index with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The stocks represented in this index may experience loss of invested principal and are subject to investment risk.

Investment Portfolio June 30, 2002 (Unaudited)

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)
Common Stocks 92.7%
Communications 1.0%
Cellular Telephone 0.2%
Nextel Partners, Inc.*	12,200	36,722
Telephone/Communications 0.8%
Entercom Communications Corp.*	4,300	197,370
Time Warner Telecom, Inc. "A"*	8,300	13,944
		211,314
Consumer Discretionary 9.7%
Apparel & Shoes 0.2%
Polo Ralph Lauren Corp.*	1,500	33,600
Department & Chain Stores 2.1%
Best Buy Co., Inc.*	5,200	188,760
Kohl's Corp.*	2,650	185,712
The Limited, Inc.	7,300	155,490
		529,962
Hotels & Casinos 2.9%
Harrah's Entertainment, Inc.*	10,000	443,500
Hotels.com "A"*	2,300	97,129
MGM Mirage, Inc.*	5,450	183,938
		724,567
Restaurants 1.3%
CBRL Group, Inc.	7,900	241,108
Starbucks Corp.*	3,800	94,430
		335,538
Specialty Retail 3.2%
Alcon, Inc.*	5,100	174,675
Barnes & Noble, Inc.*	1,300	34,359
Blockbuster, Inc.	4,800	129,120
CDW Computer Centers, Inc.*	7,150	334,692
Office Depot, Inc.*	6,500	109,200
Staples, Inc.*	1,400	27,580
		809,626
Consumer Staples 0.2%
Package Goods/Cosmetics
Estee Lauder Companies, Inc. "A"	1,700	59,840
Energy 6.1%
Oil & Gas Production 2.4%
Apache Corp.	3,430	197,156
Kerr-McGee Corp.	2,700	144,585
Noble Corp.*	4,000	154,400
	Shares	Value ($)
Pioneer Natural Resources Co.*	4,600	119,830
		615,971
Oil Companies 0.4%
Murphy Oil Corp.	1,200	99,000
Oilfield Services/Equipment 3.3%
BJ Services Co.*	7,900	267,652
GlobalSantaFe Corp.	1,700	46,495
Nabors Industries Ltd.*	3,400	120,020
Smith International, Inc.*	5,800	395,502
		829,669
Financial 11.6%
Banks 1.3%
Banknorth Group, Inc.	4,400	114,488
Northern Trust Corp.	4,600	202,676
		317,164
Consumer Finance 1.5%
Capital One Finance Corp.	3,800	231,990
Synovus Financial Corp.	5,500	151,360
		383,350
Insurance 3.3%
AMBAC Financial Group, Inc.	2,700	181,440
John Hancock Financial Services, Inc.	3,600	126,720
Nationwide Financial Services, Inc. "A"	7,100	280,450
Principal Financial Group, Inc.*	7,400	229,400
		818,010
Other Financial Companies 5.5%
A.G. Edwards, Inc.	2,800	108,836
Investment Technology Group, Inc.*	2,850	93,195
Legg Mason, Inc.	5,600	276,304
Lehman Brothers Holdings, Inc.	2,900	181,308
National Commerce Financial Corp.	2,600	68,380
SLM Corp.	2,300	222,870
TCF Financial Corp.	2,400	117,840
The BISYS Group, Inc.*	9,800	326,340
		1,395,073
Health 13.2%
Biotechnology 0.7%
IDEC Pharmaceuticals Corp.*	4,700	166,615
Health Industry Services 1.5%
First Health Group Corp.*	8,100	227,124
	Shares	Value ($)
McKesson Corp.	1,900	62,130
Wellpoint Health Networks, Inc.*	1,200	93,372
		382,626
Medical Supply & Specialty 4.2%
Laboratory Corp. of America Holdings*	7,900	360,635
St. Jude Medical, Inc.*	3,450	254,783
Varian Medical Systems, Inc.*	5,200	210,860
Zimmer Holdings, Inc.*	6,500	231,787
		1,058,065
Pharmaceuticals 6.8%
Allergan, Inc.	4,500	300,375
AmerisourceBergen Corp.	4,690	356,440
Forest Laboratories, Inc.*	8,600	608,880
Gilead Sciences, Inc.*	5,600	184,128
Teva Pharmaceutical Industries Ltd. (ADR)	4,000	267,120
		1,716,943
Manufacturing 6.3%
Chemicals 0.5%
Praxair, Inc.	2,500	142,425
Diversified Manufacturing 2.4%
Eaton Corp.	2,300	167,325
Illinois Tool Works, Inc.	2,500	170,750
ITT Industries, Inc.	1,600	112,960
SPX Corp.*	1,300	152,750
		603,785
Electrical Products 0.2%
AVX Corp.	3,100	50,623
Hand Tools 0.8%
Danaher Corp.	3,000	199,050
Machinery/Components/Controls 1.8%
Cooper Cameron Corp.*	5,600	271,152
Parker-Hannifin Corp.	3,700	176,823
		447,975
Office Equipment/Supplies 0.6%
Lexmark International, Inc.*	1,900	103,360
Polycom, Inc.*	4,200	50,358
		153,718
Media 7.0%
Advertising 2.2%
Lamar Advertising Co.*	8,600	320,006
Omnicom Group, Inc.	3,900	178,620
WPP Group PLC	5,600	47,478
		546,104
	Shares	Value ($)
Broadcasting & Entertainment 3.9%
Cox Radio, Inc. "A"*	3,800	91,580
Metro-Goldwyn-Mayer, Inc.*	10,300	120,510
Univision Communications, Inc. "A"*	7,400	232,360
USA Networks, Inc.*	16,100	377,545
Westwood One, Inc.*	4,500	150,390
		972,385
Cable Television 0.9%
Cablevision Systems Corp. - Rainbow Media Group*	7,544	66,010
EchoStar Communications Corp. "A"*	9,150	169,824
		235,834
Service Industries 10.9%
Asset Management 0.9%
Eaton Vance Corp.	3,700	115,440
Federated Investors, Inc. "B"	3,200	110,624
		226,064
EDP Services 0.7%
Affiliated Computer Services, Inc. "A"*	3,700	175,676
Investment 1.8%
Bear Stearns Companies, Inc.	2,600	159,120
E*TRADE Group, Inc.*	17,600	96,096
Neuberger Berman, Inc.	3,300	120,780
SEI Investments Co.	2,900	81,693
		457,689
Miscellaneous Commercial Services 2.3%
Accenture Ltd. "A"*	1,700	32,300
KPMG Consulting, Inc.*	20,700	307,602
Paychex, Inc.	7,400	231,546
		571,448
Miscellaneous Consumer Services 5.2%
Apollo Group, Inc. "A"*	5,500	216,755
Career Education Corp.*	1,900	85,500
eBay, Inc.*	7,150	440,583
Expedia, Inc.*	4,800	284,592
Robert Half International, Inc.*	11,950	278,435
		1,305,865
Technology 26.5%
Computer Software 7.0%
Adobe Systems, Inc.	7,700	219,450
BEA Systems, Inc.*	21,600	203,256
Check Point Software Technologies Ltd.*	3,400	46,104
Extreme Networks, Inc.*	16,850	164,625
Intuit, Inc.*	7,400	367,928
	Shares	Value ($)
Mercury Interactive Corp.*	6,800	156,128
Network Associates, Inc.*	2,600	50,102
PeopleSoft, Inc.*	11,200	166,656
Quest Software, Inc.*	5,400	78,462
Rational Software Corp.*	9,400	77,174
Siebel Systems, Inc.*	13,000	184,860
TIBCO Software, Inc.*	6,100	33,916
WebMethods, Inc.*	2,300	22,770
		1,771,431
Diverse Electronic Products 1.6%
Molex, Inc.	5,600	187,768
RF Micro Devices, Inc.*	13,700	104,394
Teradyne, Inc.*	5,300	124,550
		416,712
EDP Peripherals 2.8%
Brocade Communications Systems, Inc.*	12,300	215,004
Symantec Corp.*	8,100	266,085
VERITAS Software Corp.*	10,900	215,711
		696,800
Electronic Components/Distributors 2.5%
Analog Devices, Inc.*	5,150	152,955
Applied Micro Circuits Corp.*	7,800	36,894
Broadcom Corp. "A"*	3,600	63,144
Celestica, Inc.*	4,400	99,924
Flextronics International Ltd.*	6,700	47,771
Tech Data Corp.*	6,100	230,885
		631,573
Military Electronics 0.9%
L-3 Communications Holdings, Inc.*	4,100	221,400
Precision Instruments 0.8%
ASML Holding NV*	5,300	80,136
Finisar Corp.*	7,700	18,249
Lam Research Corp.*	5,800	104,284
		202,669
Semiconductors 10.9%
Altera Corp.*	12,600	171,360
Atmel Corp.*	8,300	51,958
	Shares	Value ($)
Cypress Semiconductor Corp.*	8,500	129,030
Emulex Corp.*	4,200	94,542
Fairchild Semiconductor Corp.*	4,800	116,640
Integrated Device Technology, Inc.*	4,400	79,816
KLA-Tencor Corp.*	4,500	197,955
Linear Technology Corp.	8,250	259,298
LSI Logic Corp.*	5,300	46,375
Maxim Integrated Products, Inc.*	7,600	291,308
Microchip Technology, Inc.*	12,550	344,247
Micron Technology, Inc.*	3,450	69,759
National Semiconductor Corp.*	5,900	172,103
Network Appliance, Inc.*	14,900	184,909
Novellus Systems, Inc.*	4,400	149,600
QLogic Corp.*	3,700	140,970
SunGard Data Systems, Inc.*	3,900	103,272
Vitesse Semiconductor Corp.*	3,400	10,744
Xilinx, Inc.*	5,800	130,094
		2,743,980
Other 0.2%
iShares Russell Midcap Growth Index Fund	100	5,720
iShares S&P Midcap Index Fund	400	40,664
		46,384
Total Common Stocks (Cost $25,432,961)		23,343,245

Warrants 0.1%
Service Industries
Miscellaneous Consumer Services
Expedia, Inc.* (Cost $11,200)	710	20,590

Cash Equivalents 7.2%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,818,487)	1,818,487	1,818,487
Total Investment Portfolio - 100.0% (Cost $27,262,648) (a)		25,182,322

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $27,403,389. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $2,221,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,276,745 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,497,812.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $27,262,648)	$ 25,182,322
Cash	10,000
Receivable for investments sold	265,526
Dividends receivable	7,962
Interest receivable	2,470
Receivable for Portfolio shares sold	39,230
Total assets	25,507,510
Liabilities
Payable for investments purchased	196,280
Payable for Portfolio shares redeemed	42
Accrued management fee	47,847
Other accrued expenses and payables	17,702
Total liabilities	261,871
Net assets, at value	$ 25,245,639
Net Assets
Net assets consist of: Accumulated net investment loss	(115,075)
Net unrealized appreciation (depreciation) on: Investments	(2,080,326)
Foreign related currency transactions	12
Accumulated net realized gain (loss)	(4,068,128)
Paid-in capital	31,509,156
Net assets, at value	$ 25,245,639
Net Asset Value and redemption price per share ($25,245,639 / 3,729,630 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.77

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net foreign taxes withheld of $152)	$ 30,148
Interest	21,842
Total Income	51,990
Expenses: Management fee	133,547
Custodian and accounting fees	31,167
Auditing	524
Legal	1,729
Other	98
Total expenses	167,065
Net investment income (loss)	(115,075)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,328,768)
Foreign related currency transactions	(1,178)
(3,329,946)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,695,635)
Foreign related currency transactions	12
(3,695,623)
Net gain (loss) on investment transactions	(7,025,569)
Net increase (decrease) in net assets resulting from operations	$ (7,140,644)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (115,075)	$ (25,882)
Net realized gain (loss) on investment transactions	(3,329,946)	(738,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,695,623)	1,615,309
Net increase (decrease) in net assets resulting from operations	(7,140,644)	851,245
Portfolio share transactions: Proceeds from shares sold	14,673,694	79,265,918
Cost of shares redeemed	(5,459,642)	(56,944,932)
Net increase (decrease) in net assets from Portfolio share transactions	9,214,052	22,320,986
Increase (decrease) in net assets	2,073,408	23,172,231
Net assets at beginning of period	23,172,231	(56,944,932)
Net assets at end of period (including accumulated net investment loss of $115,075 at June 30, 2002)	$ 25,245,639	$ 23,172,231
Other Information
Shares outstanding at beginning of period	2,632,079	-
Shares sold	1,772,990	9,384,584
Shares redeemed	(675,439)	(6,752,505)
Net increase (decrease) in Portfolio shares	1,097,551	2,632,079
Shares outstanding at end of period	3,729,630	2,632,079

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.00)	(1.18)[e]
Total from investment operations	(2.03)	(1.20)
Net asset value, end of period	$ 6.77	$ 8.80
Total Return (%)	(23.07)**	(12.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	23
Ratio of expenses before expense reductions (%)	1.25*	1.97*
Ratio of expenses after expense reductions (%)	1.25*	1.30*
Ratio of net investment income (loss) (%)	(.86)*	(.40)*
Portfolio turnover rate (%)	71*	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b For the six months ended June 30, 2002 (Unaudited).
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
e The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Janus Growth and Income Portfolio

While mixed messages and a stabilizing economy attempting to find its footing produced a sideways market at the start of 2002, investor confidence took a turn for the worse later in the year, as corporate scandals and terrorist threats sent stocks sharply lower. Against this backdrop, the portfolio lost ground during the six months ended June 30, 2002, yet outpaced its benchmark, the S&P 500 Index.

Given the extreme negativity surrounding the market, we maintained a flat and highly diversified portfolio. Furthermore, we continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off.

Still, some of our top holdings worked against us. Such was the case with General Electric, which gave ground as an uneven economy hampered sales at its short-cycle businesses. We were also disappointed with the performance of Comcast, which fell due to investor concerns surrounding its planned acquisition of AT&T Broadband.

Meanwhile, Anheuser-Busch moved along with nearly 50 percent of the U.S. beer market, having maintained substantial pricing power, marketing muscle and distribution strength amid a sluggish economy. U.S. Bancorp was another core holding that rewarded us with solid results. We bought shares in the stock after it slid in anticipation of rising credit defaults after September 11th. Since then, shares have bounced back nicely on the news that losses were less severe than initially expected.

Looking ahead, we are neither optimistic nor pessimistic regarding the market, only realistic. As a result, we'll continue to take it one day at a time, one company at a time.

E. Marc Pinto, Lead Manager
David J. Corkins, Lead Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Janus Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 78.3%
Communications 0.2%
Cellular Telephone
Nokia Oyj (ADR)	31,225	452,138
Consumer Discretionary 3.5%
Department & Chain Stores 0.6%
Target Corp.	30,715	1,170,242
Hotels & Casinos 1.5%
Fairmont Hotels & Resorts	46,826	1,205,176
Park Place Entertainment Corp.*	160,250	1,642,563
		2,847,739
Recreational Products 1.4%
Harley-Davidson, Inc.	11,045	566,277
Mattel, Inc.	105,435	2,222,570
		2,788,847
Consumer Staples 7.7%
Alcohol & Tobacco 1.7%
Anheuser-Busch Companies, Inc.	68,050	3,402,500
Food & Beverage 4.4%
Coca-Cola Enterprises, Inc.	100,415	2,217,163
H.J. Heinz Co.	17,850	733,635
Kroger Co.*	104,890	2,087,311
PepsiCo, Inc.	75,022	3,616,060
		8,654,169
Package Goods/Cosmetics 1.6%
Colgate-Palmolive Co.	15,415	771,521
Procter & Gamble Co.	25,320	2,261,076
		3,032,597
Durables 1.4%
Automobiles
Bayerische Motoren Werke AG	24,051	996,347
Delphi Automotive Systems Corp.	133,635	1,763,982
		2,760,329
Energy 6.1%
Oil & Gas Production 2.6%
Conoco, Inc.	100,600	2,796,680
Encana Corp.	74,104	2,283,810
		5,080,490
Oil Companies 3.1%
Exxon Mobil Corp.	146,040	5,975,957
	Shares	Value ($)
Oil/Gas Transmission 0.4%
Kinder Morgan, Inc.	22,090	839,862
Financial 23.9%
Banks 5.9%
Bank of America Corp.	25,890	1,821,620
J.P. Morgan Chase & Co.	129,725	4,400,272
U.S. Bancorp.	223,142	5,210,366
		11,432,258
Consumer Finance 6.1%
Citigroup, Inc.	195,133	7,561,408
Household International, Inc.	89,005	4,423,549
		11,984,957
Insurance 6.1%
AFLAC, Inc.	36,830	1,178,560
American International Group, Inc.	61,835	4,219,028
Chubb Corp.	2,685	190,098
CIGNA Corp.	15,645	1,524,136
John Hancock Financial Services, Inc.	47,120	1,658,624
MGIC Investment Corp.	27,415	1,858,737
Principal Financial Group, Inc.*	37,435	1,160,485
		11,789,668
Other Financial Companies 5.8%
Berkshire Hathaway, Inc. "B"*	1,203	2,687,502
Goldman Sachs Group, Inc.	27,340	2,005,389
Lehman Brothers Holdings, Inc.	4,000	250,080
Marsh & McLennan Companies, Inc.	49,345	4,766,727
T. Rowe Price Group, Inc.	45,760	1,504,589
		11,214,287
Health 5.5%
Medical Supply & Specialty 1.2%
Medtronic, Inc.	53,895	2,309,401
Pharmaceuticals 4.3%
Allergan, Inc.	30,570	2,040,548
Pfizer, Inc.	90,460	3,166,100
Wyeth	63,510	3,251,712
		8,458,360
Manufacturing 8.4%
Chemicals 2.0%
E.I. du Pont de Nemours & Co.	88,980	3,950,712
	Shares	Value ($)
Diversified Manufacturing 5.6%
3M Co.	14,980	1,842,542
General Electric Co.	156,780	4,554,459
Honeywell International, Inc.	125,965	4,437,747
		10,834,748
Hand Tools 0.8%
Stanley Works	36,055	1,478,616
Media 11.3%
Advertising 0.2%
Lamar Advertising Co.*	11,295	420,287
Broadcasting & Entertainment 6.9%
Clear Channel Communications, Inc.*	49,805	1,594,756
Liberty Media Corp. "A"*	480,490	4,804,900
USA Networks, Inc.*	70,805	1,660,377
Viacom, Inc. "B"*	94,115	4,175,883
Walt Disney Co.	60,540	1,144,206
		13,380,122
Cable Television 3.3%
Comcast Corp. "A"*	159,770	3,808,917
Comcast Corp. "A"*	5,910	143,022
Cox Communications, Inc. "A"*	91,245	2,513,800
		6,465,739
Print Media 0.9%
Gannett Co., Inc.	6,580	499,422
Valassis Communications, Inc.*	33,195	1,211,618
		1,711,040
Service Industries 2.9%
EDP Services 0.2%
Automatic Data Processing, Inc.	8,615	375,183
Investment 0.4%
Charles Schwab Corp.	68,650	768,880
Miscellaneous Commercial Services 2.3%
Accenture Ltd. "A"*	48,355	918,745
Fluor Corp.	61,795	2,406,915
Paychex, Inc.	38,987	1,219,903
		4,545,563
Technology 6.4%
Computer Software 3.4%
Ceridan Corp.*	72,150	1,369,407
Electronic Arts, Inc.*	16,290	1,075,955
Microsoft Corp.*	77,160	4,220,652
		6,666,014
	Shares	Value ($)
Electronic Data Processing 0.5%
Apple Computer, Inc.*	53,625	950,235
Military Electronics 0.5%
General Dynamics Corp.	9,005	957,682
Semiconductors 2.0%
Linear Technology Corp.	35,690	1,121,737
Maxim Integrated Products, Inc.*	70,420	2,699,199
		3,820,936
Utilities 1.0%
Electric Utilities
Duke Energy Corp.	59,720	1,857,292
Total Common Stocks (Cost $162,906,271)		152,376,850

Preferred Stocks 0.8%
Durables
Automobiles
Porsche AG, 0.0% (Cost $992,032)	3,367	1,603,634

Convertible Preferred Stocks 2.4%
Durables 1.1%
Automobiles
General Motors, 5.25%	83,205	2,173,148
Financial 1.3%
Other Financial Companies
Ford Cap Trust, 6.5%	46,320	2,598,089
Total Convertible Preferred Stocks (Cost $4,532,121)		4,771,237

	Principal Amount ($)	Value ($)
Convertible Bonds 0.6%
Media 0.1%
Advertising
Lamar Advertising Co., 5.25%, 9/15/2006*	125,000	125,908
Utilities 0.5%
Natural Gas Distribution
Reliant Energy, Inc., 2.0%, 9/15/2029*	36,887	937,999
Total Convertible Bonds (Cost $1,897,692)		1,063,907
	Principal Amount ($)	Value ($)
Corporate Bonds 1.9%
Communications 0.0%
CenturyTel, Inc., 8.375%, 10/15/2010	120,000	124,944
Consumer Discretionary 0.9%
Mattel, Inc.:
6.0%, 7/15/2003	85,000	85,592
6.125%, 7/15/2005	155,000	154,585
Wal-Mart Stores, 4.375%, 8/1/2003	1,575,000	1,608,892
		1,849,069
Energy 0.1%
Devon Energy Corp., Zero Coupon, 6/27/2020	215,000	106,705
Financial 0.5%
Merrill Lynch & Co.:
5.36%, 2/1/2007	340,000	343,808
6.15%, 1/26/2006	520,000	544,603
		888,411
Transportation 0.4%
Canadian National Railway, 6.625%, 4/15/2008	700,000	732,927
Total Corporate Bonds (Cost $3,598,877)		3,702,056
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 2.3%
U.S. Treasury Note:
3.0%, 1/31/2004	2,050,000	2,063,368
5.25%, 5/152004	2,370,000	2,477,086
Total U.S. Treasury Obligations (Cost $4,450,373)		4,540,454

	Shares	Value ($)
Cash Equivalents 13.7%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $26,598,876)	26,598,876	26,598,876
Total Investment Portfolio - 100.0% (Cost $204,976,242) (a)		194,657,014

Notes to SVS Janus Growth and Income Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $205,951,154. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $11,294,140. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,875,159 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,169,299.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $204,976,242)	$ 194,657,014
Receivable for investments sold	765,336
Dividends receivable	168,889
Interest receivable	114,761
Receivable for Portfolio shares sold	569,863
Foreign taxes recoverable	7,820
Total assets	196,283,683
Liabilities
Payable for investments purchased	3,100,295
Payable for Portfolio shares redeemed	133,517
Accrued management fee	153,899
Other accrued expenses and payables	20,778
Total liabilities	3,408,489
Net assets, at value	$ 192,875,194
Net Assets
Net assets consist of: Undistributed net investment income	331,284
Net unrealized appreciation (depreciation) on: Investments	(10,319,228)
Foreign currency related transactions	1,015
Accumulated net realized gain (loss)	(36,337,574)
Paid-in capital	239,199,697
Net assets, at value	$ 192,875,194
Net Asset Value and redemption price per share ($192,875,194 / 23,734,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.13

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,102)	$ 935,658
Interest	481,506
Total Income	1,417,164
Expenses: Management fee	909,044
Custodian and accounting fees	38,037
Auditing	9,209
Legal	3,268
Trustees' fees and expenses	1,492
Reports to shareholders	12,184
Other	4,094
Total expenses, before expense reductions	977,328
Expense reductions	(36)
Total expenses, after expense reductions	977,292
Net investment income (loss)	439,872
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,054,124)
Foreign currency related transactions	142
(9,053,982)
Net unrealized appreciation (depreciation) during the period on: Investments	(11,158,145)
Foreign currency related transactions	420
(11,157,725)
Net gain (loss) on investment transactions	(20,211,707)
Net increase (decrease) in net assets resulting from operations	$ (19,771,835)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 439,872	$ 1,159,831
Net realized gain (loss) on investment transactions	(9,053,982)	(21,704,906)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,157,725)	5,649,609
Net increase (decrease) in net assets resulting from operations	(19,771,835)	(14,895,466)
Distributions to shareholders from: Net investment income	(1,106,501)	(764,939)
Portfolio share transactions: Proceeds from shares sold	43,533,258	96,689,692
Reinvestment of distributions	1,106,501	764,939
Cost of shares redeemed	(9,734,961)	(7,406,683)
Net increase (decrease) in net assets from Portfolio share transactions	34,904,798	90,047,948
Increase (decrease) in net assets	14,026,462	74,387,543
Net assets at beginning of period	178,848,732	104,461,189
Net assets at end of period (including undistributed net investment income of $331,284 and $997,913, respectively)	$ 192,875,194	$ 178,848,732
Other Information
Shares outstanding at beginning of period	19,768,850	10,046,981
Shares sold	4,968,763	10,434,818
Shares issued to shareholders in reinvestment of distributions	123,081	83,812
Shares redeemed	(1,126,009)	(796,761)
Net increase (decrease) in Portfolio shares	3,965,835	9,721,869
Shares outstanding at end of period	23,734,685	19,768,850

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001[b]	2000[c]	1999[c,d]
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 10.40	$ 11.49	$ 10.00
Income (loss) from investment operations: Net investment income[e]	.02	.08	.12	-
Net realized and unrealized gain (loss) on investment transactions	(.89)	(1.36)	(1.16)	1.49
Total from investment operations	(.87)	(1.28)	(1.04)	1.49
Less distributions from: Net investment income	(.05)	(.07)	-	-
Net realized gains on investment transactions	-	-	(.05)	-
Total distributions	(.05)	(.07)	(.05)	-
Net asset value, end of period	$ 8.13	$ 9.05	$ 10.40	$ 11.49
Total Return (%)	(9.67)**	(12.28)	(9.18)[f]	14.93f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193	179	104	16
Ratio of expenses before expense reductions (%)	1.02*	1.05	1.10	2.58*
Ratio of expenses after expense reductions (%)	1.02*	1.05	1.01	1.10*
Ratio of net investment income (loss) (%)	.46*	.90	1.07	(.05)*
Portfolio turnover rate (%)	37*	48	39	53*

a For the six months ended June 30, 2002 (Unaudited).
b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
d For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
e Based on average shares outstanding during the period.
f Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Janus Growth Opportunities Portfolio

While many investors started the year encouraged that a recovery may already be under way, certain data points led some to believe the economy's recovery would be slow going. That sentiment continued into the second quarter as corporate spending remained restrained, and the recent stream of corporate misdeeds and fraudulent behavior heightened investor scrutiny.

Given this predominately negative bias, many stock prices, especially in the large-cap arena, dropped to lows not seen since September 21, soon after the stock markets reopened after the terrorist attacks. The portfolio also declined during the six months ended June 30, 2002, and underperformed its benchmark, the S&P 500 Index.

Among the portfolio's disappointments was Genentech, one of few profitable companies in the biotechnology industry. Shares of the biotech bellwether were punished when a couple of its drugs suffered setbacks in clinical trials. We sold our position in Comcast due to weakness we saw surrounding its planned acquisition of AT&T Broadband and weakness in the cable industry.

As company managements are likely to continue hoarding cash until some level of confidence is regained, we have consequently taken a slightly more defensive position over the last three months. Nonetheless, we believe the portfolio has solid upside exposure as well as the breadth and value to limit further losses.

E. Marc Pinto
Lead Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 95.7%
Communications 2.0%
Cellular Telephone
Nokia Oyj (ADR)	184,760	2,675,325
Consumer Discretionary 10.7%
Department & Chain Stores 7.4%
Costco Wholesale Corp.*	66,250	2,558,575
Home Depot, Inc.	112,090	4,117,066
Walgreen Co.	86,360	3,336,087
		10,011,728
Hotels & Casinos 2.3%
MGM Mirage, Inc.*	94,190	3,178,913
Recreational Products 1.0%
Harley-Davidson, Inc.	26,035	1,334,814
Consumer Staples 6.1%
Alcohol & Tobacco 2.9%
Anheuser-Busch Companies, Inc.	79,150	3,957,500
Food & Beverage 1.1%
H.J. Heinz Co.	35,485	1,458,434
Package Goods/Cosmetics 2.1%
Colgate-Palmolive Co.	57,340	2,869,867
Energy 2.8%
Oil & Gas Production
Anadarko Petroleum Corp.	77,220	3,806,946
Financial 19.0%
Banks 3.1%
Bank of New York Co., Inc.	124,725	4,209,469
Consumer Finance 4.9%
Citigroup, Inc.	172,613	6,688,754
Other Financial Companies 11.0%
Fannie Mae	87,525	6,454,969
Marsh & McLennan Companies, Inc.	18,590	1,795,794
Morgan Stanley	48,235	2,077,964
SLM Corp.	19,085	1,849,337
Washington Mutual, Inc.	76,440	2,836,688
		15,014,752
Health 17.0%
Biotechnology 3.9%
Amgen, Inc.*	28,840	1,207,814
	Shares	Value ($)
Genentech, Inc.*	122,410	4,100,735
		5,308,549
Health Industry Services 4.2%
McKesson Corp.	40,145	1,312,742
Wellpoint Health Networks, Inc.*	56,060	4,362,029
		5,674,771
Pharmaceuticals 8.9%
Pfizer, Inc.	219,462	7,681,170
Schering-Plough Corp.	73,300	1,803,180
Wyeth	52,135	2,669,312
		12,153,662
Manufacturing 5.7%
Diversified Manufacturing
General Electric Co.	131,150	3,809,908
Honeywell International, Inc.	109,875	3,870,896
		7,680,804
Media 12.7%
Broadcasting & Entertainment 11.3%
AOL Time Warner, Inc.*	90,425	1,330,152
Liberty Media Corp. "A"*	603,180	6,031,800
Metro-Goldwyn-Mayer, Inc.*	128,950	1,508,715
USA Networks, Inc.*	38,460	901,887
Viacom, Inc. "B"*	125,575	5,571,763
		15,344,317
Cable Television 1.4%
Cablevision Systems Corp. "A"*	96,315	911,140
Cablevision Systems Corp. - Rainbow Media Group*	108,077	945,674
		1,856,814
Service Industries 5.6%
EDP Services 2.0%
Automatic Data Processing, Inc.	61,845	2,693,350
Investment 1.7%
Charles Schwab Corp.	200,612	2,246,854
Miscellaneous Commercial Services 1.9%
Fluor Corp.	67,650	2,634,968
Technology 14.1%
Computer Software 5.1%
Microsoft Corp.*	101,915	5,574,751
	Shares	Value ($)
Oracle Corp.*	145,605	1,378,879
		6,953,630
Diverse Electronic Products 2.7%
Applied Materials, Inc.*	192,060	3,652,981
Electronic Components/Distributors 1.5%
Flextronics International Ltd.*	231,530	1,650,809
Lucent Technologies, Inc.*	268,340	445,444
		2,096,253
Precision Instruments 1.9%
ASML Holding NV*	167,800	2,537,136
	Shares	Value ($)
Semiconductors 2.9%
Linear Technology Corp.	70,085	2,202,772
Texas Instruments, Inc.	75,350	1,785,795
		3,988,567
Total Common Stocks (Cost $168,698,161)		130,029,158

Cash Equivalents 4.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $5,868,080)	5,868,080	5,868,080
Total Investment Portfolio - 100.0% (Cost $174,566,241) (a)		135,897,238

Notes to SVS Janus Growth Opportunities Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $174,630,228. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $38,732,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,619,566 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $42,352,556.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $174,566,241)	$ 135,897,238
Cash	10,000
Receivable for investments sold	1,456,922
Dividends receivable	42,475
Interest receivable	614
Receivable for Portfolio shares sold	171,487
Total assets	137,578,736
Liabilities
Payable for investments purchased	1,565,880
Payable for Portfolio shares redeemed	216,607
Accrued management fee	125,215
Other accrued expenses and payables	42,065
Total liabilities	1,949,767
Net assets, at value	$ 135,628,969
Net Assets
Net assets consist of: Accumulated net investment loss	(187,338)
Net unrealized appreciation (depreciation) on investments	(38,669,003)
Accumulated net realized gain (loss)	(62,462,667)
Paid-in capital	236,947,977
Net assets, at value	$ 135,628,969
Net Asset Value and redemption price per share ($135,628,969 / 22,436,603 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.04

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,184)	$ 599,181
Interest	78,610
Total Income	677,791
Expenses: Management fee	750,150
Custodian and accounting fees	87,557
Auditing	9,781
Legal	3,633
Trustees' fees and expenses	850
Reports to shareholders	8,830
Other	4,342
Total expenses, before expense reductions	865,143
Expense reductions	(14)
Total expenses, after expense reductions	865,129
Net investment income (loss)	(187,338)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(20,285,480)
Net unrealized appreciation (depreciation) during the period on investments	(20,146,666)
Net gain (loss) on investment transactions	(40,432,146)
Net increase (decrease) in net assets resulting from operations	$ (40,619,484)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ (187,338)	$ (464,002)
Net realized gain (loss) on investment transactions	(20,285,480)	(39,346,805)
Net unrealized appreciation (depreciation) on investment transactions during the period	(20,146,666)	7,844
Net increase (decrease) in net assets resulting from operations	(40,619,484)	(39,802,963)
Portfolio share transactions: Proceeds from shares sold	20,602,525	74,073,402
Cost of shares redeemed	(8,250,799)	(9,413,990)
Net increase (decrease) in net assets from Portfolio share transactions	12,351,726	64,659,412
Increase (decrease) in net assets	(28,267,758)	24,856,449
Net assets at beginning of period	163,896,727	139,040,278
Net assets at end of period (including accumulated net investment loss of $187,338 at June 30, 2002)	$ 135,628,969	$ 163,896,727
Other Information
Shares outstanding at beginning of period	20,845,925	13,481,590
Shares sold	2,764,831	8,512,723
Shares redeemed	(1,174,153)	(1,148,388)
Net increase (decrease) in Portfolio shares	1,590,678	7,364,335
Shares outstanding at end of period	22,436,603	20,845,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002[a]	2001	2000[b]	1999[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.86	$ 10.31	$ 11.64	$ 10.00
Income (loss) from investment operations: Net investment income[d]	(.01)	(.03)	(.02)	-
Net realized and unrealized gain (loss) on investment transactions	(1.81)	(2.42)	(1.31)	1.64
Total from investment operations	(1.82)	(2.45)	(1.33)	1.64
Net asset value, end of period	$ 6.04	$ 7.86	$ 10.31	$ 11.64
Total Return (%)	(23.16)**	(23.76)	(11.42)[e]	16.43e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	164	139	17
Ratio of expenses before expense reductions (%)	1.10*	1.11	1.06	2.60*
Ratio of expenses after expense reductions (%)	1.10*	1.10	1.01	1.10*
Ratio of net investment income (loss) (%)	(.21)*	(.31)	(.20)	(.34)*
Portfolio turnover rate (%)	47*	34	14	1*

a For the six months ended June 30, 2002 (Unaudited).
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Management Summary June 30, 2002

SVS MFS Strategic Value Portfolio

The SVS MFS Strategic Value Fund underperformed its benchmark, the Russell 1000 Value Index, from May 1 through June 30, during the two-month period Deutsche Bank has had the fund.

The portfolio remained focused on companies with attractive valuations and prospects for improving earnings growth in stable businesses. As the economy continued to weaken and dampen corporate earnings, particularly those of widely held large-cap companies, strong stock selection across a broad range of industries benefited its performance. Investors continued to focus on companies in several undervalued industries such as specialty chemicals, packaging products, oil drillers, retail apparel, and aerospace and defense. Fortunately, investments in these areas were at the heart of the fund's strategy during the period and represented some of the largest holdings in the portfolio.

We increased the fund's exposure to basic materials stocks during the period because as industrial production picks up this year, we think this sector can see a rebound. Companies we added to in this sector or that remained substantial positions in the portfolio included packaging products manufacturer Owens-Illinois, industrial gas company Praxair, specialty chemical and health care company Akzo Nobel, aluminum manufacturer Alcoa, and paper manufacturer Bowater.

We think lower interest rates and positive pricing trends should continue to benefit diversified financial services firms and multi-line property and casualty insurance companies such as Hartford Financial Services and Chubb. We generally avoided banks, brokers, and asset managers because we believe the risk of downward earnings revisions remain a problem for many. However, banks such as FleetBoston Financial and Bank of America remained significant positions in the portfolio because they exhibited attractive yields, improving credit characteristics, and strong business fundamentals. In addition, Sears contributed to the portfolio's performance. The retailer was aided by new management that focused on trimming expenses and improving the company's bottom line.

One of the largest contributors to performance was Owens-Illinois. This worldwide manufacturer of glass and plastic packaging products performed well as cost-cutting initiatives helped boost earnings and the company said it expected lower energy costs, stronger pricing, and the inclusion of newly acquired operations in Canada to help its 2002 results. The stock received an additional boost as the market realized the company's asbestos liability was smaller than anticipated. Other strong contributors to performance during the period came from an eclectic mix of businesses, including Harrah's Entertainment in the hotel and gaming industry and BJ Services in the oilfield services industry.

Viacom was a disappointment during the period as investors continued to worry about the negative effects of the slowing economy on advertising spending. In our view, the stock remains attractive on a number of levels, including its attractive valuation, dominant franchise, and strong position in a broad range of industries. Another major disappointment during the period was Devon Energy. The company's stock price suffered along with the entire energy sector due to concerns about the sluggish global economy putting persistent pressure on energy prices. In contrast to this view, however, we think the stock is attractively valued and the company is taking the right steps to strengthen its business position by selling off non-core assets.

Kenneth J. Enright
Portfolio Manager
Massachusetts Financial Services Company, Subadvisor to the Portfolio

Russell 1000 Value measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Investment Portfolio June 30, 2002 (Unaudited)

SVS MFS Strategic Value Portfolio

	Shares	Value ($)
Common Stocks 96.2%
Communications 10.1%
Cellular Telephone 3.3%
AT&T Wireless Services, Inc.*	21,090	123,376
Telephone/Communications 6.8%
AT&T Corp.	3,930	42,051
Sprint Corp.	400	4,244
Telephone & Data Systems, Inc.	1,870	113,229
Verizon Communications, Inc.	2,390	95,959
		255,483
Construction 0.7%
Forest Products 0.5%
Aracruz Celulose SA (ADR)	980	19,600
Homebuilding 0.2%
Lennar Corp.	100	6,120
Consumer Discretionary 5.3%
Department & Chain Stores 5.1%
Sears, Roebuck & Co.	3,550	192,765
Hotels & Casinos 0.2%
Harrah's Entertainment, Inc.*	160	7,096
Consumer Staples 3.1%
Food & Beverage
Kroger Co.*	5,200	103,480
Safeway, Inc.*	390	11,384
		114,864
Durables 2.9%
Automobiles 0.7%
Delphi Automotive Systems Corp.	2,040	26,928
Construction/Agricultural Equipment 1.7%
Deere & Co.	1,360	65,144
Telecommunications Equipment 0.5%
Advanced Fibre Communications, Inc.*	1,030	17,036
Energy 15.2%
Oil & Gas Production 14.2%
Apache Corp.	1,110	63,803
Devon Energy Corp.	1,780	87,718
El Paso Corp.	2,330	48,021
Kerr-McGee Corp.	530	28,382
National Fuel Gas Co.	1,020	22,960
Nisource, Inc.	5,090	111,115
	Shares	Value ($)
Noble Corp.*	2,400	92,640
Occidental Petroleum Corp.	2,570	77,074
		531,713
Oilfield Services/Equipment 1.0%
BJ Services Co.*	1,150	38,962
Financial 19.7%
Banks 5.5%
Bank of America Corp.	560	39,402
FleetBoston Financial Corp.	2,800	90,580
Mellon Financial Corp.	1,230	38,659
PNC Financial Services Group	710	37,119
		205,760
Consumer Finance 1.5%
Citigroup, Inc.	1,440	55,800
Insurance 8.0%
Allstate Corp.	1,440	53,251
Chubb Corp.	540	38,232
CIGNA Corp.	710	69,168
Hartford Financial Services Group, Inc.	760	45,197
Nationwide Financial Services, Inc. "A"	960	37,920
St. Paul Companies, Inc.	1,430	55,656
		299,424
Other Financial Companies 4.7%
Freddie Mac	1,050	64,260
Merrill Lynch & Co., Inc.	1,670	67,635
Morgan Stanley	1,050	45,234
		177,129
Health 9.4%
Biotechnology 1.3%
Genzyme Corp. (General Division)*	2,540	48,869
Pharmaceuticals 8.1%
Bristol-Myers Squibb Co.	2,680	68,876
Merck & Co., Inc.	1,380	69,883
Pfizer, Inc.	2,470	86,450
Schering-Plough Corp.	3,210	78,966
		304,175
Manufacturing 10.7%
Chemicals 4.2%
Akzo Nobel NV	1,540	67,372
Georgia Gulf Corp.	870	23,003
Praxair, Inc.	1,140	64,946
		155,321
	Shares	Value ($)
Containers & Paper 3.3%
Bowater, Inc.	940	51,108
International Paper Co.	1,160	50,553
Owens-Illinois, Inc.*	1,500	20,610
		122,271
Diversified Manufacturing 1.7%
General Electric Co.	500	14,525
Tyco International Ltd.	3,710	50,122
		64,647
Machinery/Components/Controls 1.5%
Cooper Cameron Corp.*	1,170	56,651
Media 7.0%
Broadcasting & Entertainment 4.8%
Viacom, Inc. "B"*	4,070	180,586
Cable Television 2.2%
Comcast Corp. "A"*	3,500	82,005
Metals and Minerals 2.3%
Steel & Metals
Alcan, Inc. (ADR)	90	3,377
Alcan, Inc.	530	20,181
Alcoa, Inc.	1,870	61,991
		85,549
Service Industries 2.7%
Environmental Services 1.6%
Transocean Sedco Forex, Inc.	1,910	59,497
	Shares	Value ($)
Miscellaneous Commercial Services 1.1%
United Parcel Service, Inc. "B"	670	41,372
Technology 4.1%
Computer Software 2.4%
Oracle Corp.*	9,420	89,207
Diverse Electronic Products 1.7%
Motorola, Inc.	4,300	62,006
Utilities 3.0%
Electric Utilities
Calpine Corp.*	10,240	71,987
FirstEnergy Corp.	1,200	40,056
		112,043
Total Common Stocks (Cost $3,860,008)		3,601,399

Convertible Preferred Stocks 0.5%
Energy
Oil/Gas Transmission
Williams Companies, Inc., 9.0% (Cost $34,105)	1,690	19,756

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $121,914)	121,914	121,914
Total Investment Portfolio - 100.0% (Cost $4,016,027) (a)		3,743,069

Notes to SVS MFS Strategic Value Portfolio

* Non-income producing security.
(a) The cost for federal income tax purposes was $4,016,027. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $272,958. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $303,516.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $4,016,027)	$ 3,743,069
Receivable for investments sold	62,384
Dividends receivable	5,098
Interest receivable	417
Receivable for Portfolio shares sold	6,091
Total assets	3,817,059
Liabilities
Payable for investments purchased	83,336
Payable for Portfolio shares redeemed	6
Accrued management fee	4,580
Other accrued expenses and payables	959
Total liabilities	88,881
Net assets, at value	$ 3,728,178
Net Assets
Net assets consist of: Undistributed net investment income	3,101
Net unrealized appreciation (depreciation) on: Investments	(272,958)
Foreign currency related transactions	(17)
Accumulated net realized gain (loss)	(9,733)
Paid-in capital	4,007,785
Net assets, at value	$ 3,728,178
Net Asset Value and redemption price per share ($3,728,178 / 408,647 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.12

Statement of Operations for the two months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9)	$ 7,501
Interest	1,140
Total Income	8,641
Expenses: Management fee	4,580
Custodian and accounting fees	7,117
Auditing	791
Legal	50
Trustees' fees and expenses	43
Reports to shareholders	1,742
Other	229
Total expenses, before expense reductions	14,552
Expense reductions	(9,012)
Total expenses, after expense reductions	5,540
Net investment income (loss)	3,101
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(17,973)
Foreign currency related transactions	8,240
(9,733)
Net unrealized appreciation (depreciation) during the period on: Investments	(272,958)
Foreign currency related transactions	(17)
(272,975)
Net gain (loss) on investment transactions	(282,708)
Net increase (decrease) in net assets resulting from operations	$ (279,607)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended June 30, 2002[a]
Operations: Net investment income (loss)	$ 3,101
Net realized gain (loss)	(9,733)
Net unrealized appreciation (depreciation) on investment transactions during the period	(272,975)
Net increase (decrease) in net assets resulting from operations	(279,607)
Portfolio share transactions: Proceeds from shares sold	4,009,554
Cost of shares redeemed	(1,769)
Net increase (decrease) in net assets from Portfolio share transactions	4,007,785
Increase (decrease) in net assets	3,728,178
Net assets at beginning of period	-
Net assets at end of period (including undistributed net investment income of $3,101 at June 30, 2002)	$ 3,728,178
Other Information
Shares outstanding at beginning of period	-
Shares sold	408,831
Shares redeemed	(184)
Net increase in Portfolio shares	408,647
Shares outstanding at end of period	408,647

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.89)
Total from investment operations	(.88)
Net asset value, end of period	$ 9.12
Total Return (%)[c]	(8.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	3.02*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (loss) (%)	.64*
Portfolio turnover rate (%)	49*

a For the period from May 1, 2002 (commencement of operations) to June 30, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Oak Strategic Equity Portfolio

During the first half of 2002, the SVS Oak Strategic Equity Portfolio underperformed its benchmark, the S&P 500 Index. The portfolio remains primarily invested in three sectors; technology, health care and financials. We believe that remaining invested in concentrated sectors is one of the key ingredients for outperforming the benchmark in the long run.

On the economic front, economists generally expect 2-3 percent GDP growth for the second quarter, following a 6 percent gain in the first quarter, which was the fastest rate of growth in two years. Unemployment rates have likely stabilized at the 5.8 percent level, while recent payroll figures suggest that hiring has been increasing. Factory production activity improved at its fastest pace in more than two years. The consumer remains strong, illustrated by growth in home construction and related retail sales. Inflation is close to zero, providing excellent purchasing power, and productivity gains of 8.5 percent, well above historical norms. In spite of good news, the market declined.

Negative performance in the portfolio is attributed to overall market conditions rather than a specific sector. All primary sectors in the portfolio, health care, financial services and technology, showed negative returns. In each of these sectors there were companies within the portfolio that underperformed the index and also those that outperformed the index.

The company with the most significant decline was Advent Software which recently announced plans to offer their solutions on either a term or perpetual license basis. Although this announcement put significant downward pressure on Advent's stock price, we believe this is a positive decision, providing a more visible, recurring revenue stream going forward.

Juniper Networks has been under pressure due to the weak telecommunications environment, which was exacerbated by the WorldCom announcement. We believe Juniper is well positioned from a product and financial perspective. Their recently announced acquisition of Unisphere will add value by increasing distribution channels and expanding their products.

Companies in the portfolio that outperformed the index include Medtronic, AIG and Microsoft. These companies remain strong leaders within their markets.

In conclusion, pessimism abounds - for today. Eventually, there will be some good news, an overlooked point. We will return to a period of normalcy, marked by neither the excessive optimism of the late '90s nor the excessive pessimism of the current period. In a transition to normalcy, we expect the technology, financial services and health care sectors will out-perform as investors focus on growth opportunities rather than defensive safe havens.

James D. Oelschlager
Portfolio Manager, Oak Associates, Ltd.,
Subadvisor to the Portfolio

The S&P 500 Index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 97.0%
Durables 1.2%
Telecommunications Equipment
CIENA Corp.*	116,000	486,040
Financial 18.5%
Banks 4.7%
MBNA Corp.	59,000	1,951,130
Consumer Finance 4.1%
Citigroup, Inc.	44,000	1,705,000
Insurance 4.5%
American International Group, Inc.	27,800	1,896,794
Other Financial Companies 5.2%
Morgan Stanley	49,900	2,149,692
Health 18.9%
Health Industry Services 4.4%
Express Scripts, Inc. "A"*	37,000	1,854,070
Medical Supply & Specialty 5.2%
Medtronic, Inc.	50,500	2,163,925
Pharmaceuticals 9.3%
Eli Lilly & Co.	32,200	1,816,080
Pfizer, Inc.	58,700	2,054,500
		3,870,580
Manufacturing 1.8%
Containers & Paper
International Paper Co.	17,000	740,860
Service Industries 4.3%
Investment
Charles Schwab Corp.	160,000	1,792,000
	Shares	Value ($)
Technology 52.3%
Computer Software 6.3%
Advent Software, Inc.*	27,000	693,900
Microsoft Corp.*	35,000	1,914,500
		2,608,400
Diverse Electronic Products 5.0%
Applied Materials, Inc.*	110,400	2,099,808
EDP Peripherals 14.6%
Brocade Communications Systems, Inc.*	111,800	1,954,264
EMC Corp.*	292,600	2,209,130
VERITAS Software Corp.*	95,800	1,895,882
		6,059,276
Electronic Components/Distributors 8.2%
Cisco Systems, Inc.*	138,300	1,929,285
Juniper Networks, Inc.*	126,400	714,160
PMC-Sierra, Inc.*	82,700	766,629
		3,410,074
Semiconductors 18.2%
Intel Corp.	98,000	1,790,460
Linear Technology Corp.	64,900	2,039,807
Maxim Integrated Products, Inc.*	51,350	1,968,246
Vitesse Semiconductor Corp.*	53,000	167,480
Xilinx, Inc.*	72,200	1,619,446
		7,585,439
Total Common Stocks (Cost $53,983,927)		40,373,088

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $1,228,777)	1,228,777	1,228,777
Total Investment Portfolio - 100.0% (Cost $55,212,704) (a)		41,601,865

Notes to SVS Oak Strategic Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $55,212,773. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $13,610,908. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $264,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,875,731.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $55,212,704)	$ 41,601,865
Cash	10,000
Dividends receivable	22,045
Interest receivable	1,511
Receivable for Portfolio shares sold	67,968
Total assets	41,703,389
Liabilities
Payable for investments purchased	741,031
Payable for Portfolio shares redeemed	87
Accrued management fee	48,959
Other accrued expenses and payables	23,621
Total liabilities	813,698
Net assets, at value	$ 40,889,691
Net Assets
Net assets consist of: Accumulated net investment loss	(85,680)
Net unrealized appreciation (depreciation) on investments	(13,610,839)
Accumulated net realized gain (loss)	(3,982,519)
Paid-in capital	58,568,729
Net assets, at value	$ 40,889,691
Net Asset Value and redemption price per share ($40,889,691 / 7,787,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.25

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 128,473
Interest	16,888
Total Income	145,361
Expenses: Management fee	225,033
Custodian and accounting fees	3,853
Legal	2,186
Total expenses, before expense reductions	231,072
Expense reductions	(31)
Total expenses, after expense reductions	231,041
Net investment income (loss)	(85,680)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,660,795)
Net unrealized appreciation (depreciation) during the period on investments	(13,575,130)
Net gain (loss) on investment transactions	(17,235,925)
Net increase (decrease) in net assets resulting from operations	$ (17,321,605)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (85,680)	$ (51,124)
Net realized gain (loss) on investment transactions	(3,660,795)	(321,724)
Net unrealized appreciation (depreciation) on investment transactions during the period	(13,575,130)	(35,709)
Net increase (decrease) in net assets resulting from operations	(17,321,605)	(408,557)
Portfolio share transactions: Proceeds from shares sold	26,465,089	44,874,963
Cost of shares redeemed	(12,038,773)	(681,426)
Net increase (decrease) in net assets from Portfolio share transactions	14,426,316	44,193,537
Increase (decrease) in net assets	(2,895,289)	43,784,980
Net assets at beginning of period	43,784,980	-
Net assets at end of period (including accumulated net investment loss of $85,680 at June 30, 2002)	$ 40,889,691	$ 43,784,980
Other Information
Shares outstanding at beginning of period	5,764,587	-
Shares sold	3,828,682	5,857,695
Shares redeemed	(1,805,704)	(93,108)
Net increase (decrease) in Portfolio shares	2,022,978	5,764,587
Shares outstanding at end of period	7,787,565	5,764,587

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.34)	(2.38)
Total from investment operations	(2.35)	(2.40)
Net asset value, end of period	$ 5.25	$ 7.60
Total Return (%)	(30.92)**	(24.00)[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	44
Ratio of expenses before expense reductions (%)	.98*	1.44*
Ratio of expenses after expense reductions (%)	.98*	1.15*
Ratio of net investment income (loss) (%)	(.37)*	(.43)*
Portfolio turnover rate (%)	27*	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b For the six months ended June 30, 2002 (Unaudited).
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary June 30, 2002

SVS Turner Mid Cap Growth Portfolio

With investor sentiment distinctly negative, the stock market is close to retracing the lows reached last September. During the six-month period ended June 30, 2002, several factors served to further weaken an already shaky market. Among the issues testing investors were disclosures of accounting improprieties and outright fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance and uncertainty surrounding terrorism threats and the conflict in the Middle East.

While all major market equity indexes posted negative returns for the quarter, growth stocks were the hardest hit. As a result, the SVS Turner Mid Cap Growth Portfolio fell and underperformed the Russell Midcap Growth Index. The portfolio continues to focus on companies that we believe will be earnings leaders over the long term, offering significant long-term growth potential. Those shares tend to have above-average valuations and have been largely out of favor. We think the environment for those stocks may improve, however, as the year progresses and it becomes more evident that earnings are gradually strengthening.

Much of the financial and economic news lately has been favorable and is cause for some optimism. For instance, the economy is growing, productivity is up, and many companies in the Russell Midcap Growth Index have reported first-quarter earnings that beat Wall Street analysts' consensus projections.

Contributing the most to performance were our health care holdings, with investments in specialty pharmaceutical, diagnostic services, and hospital management stocks performing well. Our holdings in consumer discretionary/services, technology and producer durables stocks detracted most from results. Technology-related consumer information services, broadband communications, data networking and semiconductor capital equipment stocks all dipped sharply. In absolute terms, our consumer staples holdings, part of a defensive sector that tends to do well in declining markets, generated the highest return, but a small weighting wasn't large enough to appreciably boost results.

The SVS Turner Mid Cap Growth Portfolio had limited exposure to consumer staples and was more heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the portfolio's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. We adhere to this approach because the performance advantage in the market may shift swiftly and unpredictably from sector to sector. Our sector neutral approach helps us avoid attempts to time the market and positions the portfolio in line with the benchmark.

We are currently emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery such as semiconductor, data storage, paper, software and retailing companies with strong brands.

Christopher K. McHugh
William C. McNeil
Robert E. Turner
Co-Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

Russell Midcap Growth Index is an index, including reinvested dividends, containing stocks from the Russell Midcap Index with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The stocks represented in this index may experience loss of invested principal and are subject to investment risk.

Investment Portfolio June 30, 2002 (Unaudited)

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 92.6%
Consumer Discretionary 16.6%
Department & Chain Stores 2.6%
Bed Bath & Beyond, Inc.*	19,910	751,403
Dollar Tree Stores, Inc.*	12,210	481,196
The Limited, Inc.	23,900	509,070
		1,741,669
Home Furnishings 0.7%
Pier 1 Imports, Inc.	22,350	469,350
Hotels & Casinos 2.7%
Hilton Hotels Corp.	32,670	454,113
Hotels.com "A"*	6,960	293,921
MGM Mirage, Inc.*	12,930	436,388
Starwood Hotels & Resorts Worldwide, Inc.	18,840	619,648
		1,804,070
Restaurants 1.5%
Starbucks Corp.*	28,660	712,201
YUM! Brands, Inc.*	11,050	323,213
		1,035,414
Specialty Retail 9.1%
Amazon.com, Inc.*	28,190	458,088
AutoZone, Inc.*	4,170	322,341
Big Lots, Inc.	18,170	357,586
CDW Computer Centers, Inc.*	10,050	470,441
Circuit City Stores - Circuit City Group	26,110	489,563
Family Dollar Stores, Inc.	19,670	693,368
Hollywood Entertainment Corp.*	26,786	553,934
Michaels Stores, Inc.*	11,220	437,580
Office Depot, Inc.*	26,810	450,408
Sonic Automotive, Inc.*	16,160	416,120
Tiffany & Co.	18,380	646,976
Whole Foods Market, Inc.*	6,210	299,446
Williams-Sonoma, Inc.*	16,860	516,928
		6,112,779
Consumer Staples 2.3%
Food & Beverage
Kellogg Co.	10,710	384,061
Krispy Kreme Doughnuts, Inc.*	9,240	297,436
Pepsi Bottling Group, Inc.	15,800	486,640
Tyson Foods, Inc. "A"	24,430	378,909
		1,547,046
	Shares	Value ($)
Durables 0.5%
Aerospace
Alliant Techsystems, Inc.*	4,965	316,767
Energy 5.8%
Oil & Gas Production 2.0%
Burlington Resources, Inc.	8,060	306,280
Kerr-McGee Corp.	5,090	272,570
Pogo Producing Co.	11,230	366,323
XTO Energy, Inc.	18,080	372,448
		1,317,621
Oil Companies 0.9%
Murphy Oil Corp.	7,480	617,100
Oilfield Services/Equipment 2.9%
BJ Services Co.*	22,590	765,349
Nabors Industries Ltd.*	7,360	259,808
Tidewater, Inc.	10,770	354,548
Weatherford International Ltd.*	13,990	604,368
		1,984,073
Financial 6.7%
Banks 2.1%
Astoria Financial Corp.	9,430	302,232
Investors Financial Services Corp.	19,020	637,931
Zions Bancorp.	9,010	469,421
		1,409,584
Consumer Finance 1.0%
AmeriCredit Corp.*	23,100	647,955
Insurance 1.0%
Arthur J. Gallagher & Co.	9,780	338,877
Jefferson-Pilot Corp.	7,310	343,570
		682,447
Other Financial Companies 2.6%
Certegy, Inc.*	8,520	316,177
Legg Mason, Inc.	12,880	635,499
The BISYS Group, Inc.*	23,440	780,552
		1,732,228
Health 22.8%
Biotechnology 1.9%
IDEC Pharmaceuticals Corp.*	8,870	314,442
MedImmune, Inc.*	35,749	943,774
		1,258,216
Health Industry Services 4.6%
Anthem, Inc.*	13,820	932,574
	Shares	Value ($)
Express Scripts, Inc. "A"*	12,260	614,349
Laboratory Corp. of America Holdings*	13,350	609,428
Wellpoint Health Networks, Inc.*	12,350	960,954
		3,117,305
Hospital Management 2.3%
LifePoint Hospitals, Inc.*	8,680	315,171
Triad Hospitals, Inc.*	12,660	536,531
Universal Health Services, Inc. "B"*	14,030	687,470
		1,539,172
Medical Supply & Specialty 7.6%
Biomet, Inc.	23,120	627,014
DENTSPLY International, Inc.	17,030	628,577
Henry Schein, Inc.*	14,930	664,385
NBTY, Inc.*	19,980	309,290
Quest Diagnostics, Inc.*	9,300	800,265
St. Jude Medical, Inc.*	13,340	985,159
Varian Medical Systems, Inc.*	11,870	481,329
Zimmer Holdings, Inc.*	18,060	644,020
		5,140,039
Pharmaceuticals 6.4%
AmerisourceBergen Corp.	13,640	1,036,640
Caremark Rx, Inc.*	38,340	632,610
Cephalon, Inc.*	10,380	469,176
Gilead Sciences, Inc.*	23,550	774,324
King Pharmaceuticals, Inc.	25,173	560,099
Shire Pharmaceuticals Group PLC*	18,150	468,452
Trimeris, Inc.*	7,340	325,823
		4,267,124
Manufacturing 4.5%
Containers & Paper 1.5%
Boise Cascade Corp.	13,740	474,442
Bowater, Inc.	9,340	507,816
		982,258
Diversified Manufacturing 1.2%
Ball Corp.	9,920	411,482
SPX Corp.*	3,630	426,525
		838,007
Industrial Specialty 0.8%
Avery Dennison Corp.	8,130	510,158
Office Equipment/Supplies 1.0%
Lexmark International, Inc.*	12,490	679,456
Media 2.2%
Advertising 1.1%
Getty Images, Inc.*	20,650	449,551
	Shares	Value ($)
Lamar Advertising Co.*	8,440	314,052
		763,603
Broadcasting & Entertainment 1.1%
Cumulus Media, Inc. "A"*	22,770	313,771
Lin TV Corp. "A"*	14,630	395,595
		709,366
Service Industries 6.6%
EDP Services 1.7%
Affiliated Computer Services, Inc. "A"*	13,520	641,917
Fiserv, Inc.*	13,750	504,763
		1,146,680
Investment 1.2%
Bear Stearns Companies, Inc.	13,040	798,048
Miscellaneous Commercial Services 1.3%
Ecolab, Inc.	12,850	594,056
KPMG Consulting, Inc.*	19,140	284,420
		878,476
Miscellaneous Consumer Services 2.4%
Apollo Group, Inc. "A"*	20,155	794,309
Yahoo!, Inc.*	53,200	785,232
		1,579,541
Technology 23.7%
Computer Software 4.8%
DST Systems, Inc.*	10,060	459,843
Electronic Arts, Inc.*	12,050	795,903
Extreme Networks, Inc.*	44,710	436,817
Intuit, Inc.*	10,690	531,507
Mercury Interactive Corp.*	22,570	518,207
THQ, Inc.*	14,805	441,485
		3,183,762
Diverse Electronic Products 0.5%
Molex, Inc.	9,660	323,900
EDP Peripherals 3.0%
Brocade Communications Systems, Inc.*	56,690	990,941
Symantec Corp.*	19,250	632,363
VERITAS Software Corp.*	18,990	375,812
		1,999,116
Electronic Components/Distributors 5.6%
Broadcom Corp. "A"*	59,390	1,041,701
Jabil Circuit, Inc.*	23,700	500,307
Marvell Technology Group Ltd.*	20,300	403,767
PMC-Sierra, Inc.*	57,570	533,674
Tech Data Corp.*	13,730	519,681
	Shares	Value ($)
Vishay Intertechnology, Inc.*	35,670	784,740
		3,783,870
Military Electronics 0.6%
L-3 Communications Holdings, Inc.*	7,510	405,540
Precision Instruments 0.7%
Lam Research Corp.*	25,750	462,985
Semiconductors 8.5%
Emulex Corp.*	21,440	482,614
Fairchild Semiconductor Corp.*	24,970	606,771
Integrated Device Technology, Inc.*	25,690	466,017
KLA-Tencor Corp.*	20,430	898,716
Microchip Technology, Inc.*	24,310	666,823
National Semiconductor Corp.*	17,500	510,475
Novellus Systems, Inc.*	18,330	623,220
	Shares	Value ($)
QLogic Corp.*	20,990	799,719
SunGard Data Systems, Inc.*	25,140	665,707
		5,720,062
Utilities 0.9%
Electric Utilities
DTE Energy Co.	7,850	350,424
Edison International*	15,280	259,760
		610,184
Total Common Stocks (Cost $65,207,639)		62,114,971

Cash Equivalents 7.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $4,954,010)	4,954,010	4,954,010
Total Investment Portfolio - 100.0% (Cost $70,161,649) (a)		67,068,981

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $70,481,020. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $3,412,039. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,876,962 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,289,001.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $70,161,649)	$ 67,068,981
Cash	10,000
Receivable for investments sold	916,606
Dividends receivable	19,009
Interest receivable	362
Receivable for Portfolio shares sold	307,728
Total assets	68,322,686
Liabilities
Payable for investments purchased	3,399,312
Accrued management fee	72,431
Other accrued expenses and payables	51,084
Total liabilities	3,522,827
Net assets, at value	$ 64,799,859
Net Assets
Net assets consist of: Accumulated net investment loss	(283,460)
Net unrealized appreciation (depreciation) on investments	(3,092,668)
Accumulated net realized gain (loss)	(11,481,750)
Paid-in capital	79,657,737
Net assets, at value	$ 64,799,859
Net Asset Value and redemption price per share ($64,799,859 / 9,421,542 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.88

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 63,072
Interest	37,019
Total Income	100,091
Expenses: Management fee	310,656
Custodian and accounting fees	62,645
Auditing	2,216
Legal	3,736
Reports to shareholders	3,635
Other	754
Total expenses, before expense reductions	383,642
Expense reductions	(91)
Total expenses, after expense reductions	383,551
Net investment income (loss)	(283,460)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,455,878)
Net unrealized appreciation (depreciation) during the period on investments	(7,476,626)
Net gain (loss) on investment transactions	(15,932,504)
Net increase (decrease) in net assets resulting from operations	$ (16,215,964)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Period Ended December 31, 2001[a]
Operations: Net investment income (loss)	$ (283,460)	$ (86,000)
Net realized gain (loss) on investment transactions	(8,455,878)	(3,025,872)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,476,626)	4,383,958
Net increase (decrease) in net assets resulting from operations	(16,215,964)	1,272,086
Portfolio share transactions: Proceeds from shares sold	37,314,402	48,203,751
Cost of shares redeemed	(4,489,229)	(1,285,187)
Net increase (decrease) in net assets from Portfolio share transactions	32,825,173	46,918,564
Increase (decrease) in net assets	16,609,209	48,190,650
Net assets at beginning of period	48,190,650	-
Net assets at end of period (including accumulated net investment loss of $283,460 at June 30, 2002)	64,799,859	$ 48,190,650
Other Information
Shares outstanding at beginning of period	5,463,686	-
Shares sold	4,506,162	5,595,450
Shares redeemed	(548,306)	(131,764)
Net increase (decrease) in Portfolio shares	3,957,856	5,463,686
Shares outstanding at end of period	9,421,542	5,463,686

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2002[b]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.90)	(1.14)[d]
Total from investment operations	(1.94)	(1.18)
Net asset value, end of period	$ 6.88	$ 8.82
Total Return (%)	(22.00)**	(11.80)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	48
Ratio of expenses before expense reductions (%)	1.23*	1.82*
Ratio of expenses after expense reductions (%)	1.23*	1.30*
Ratio of net investment income (loss) (%)	(.91)*	(.76)*
Portfolio turnover rate (%)	218*	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b For the six months ended June 30, 2002 (Unaudited).
c Based on average shares outstanding during the period.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
e Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Effective May 1, 2002, the Trust commenced offering SVS MFS Strategic Value Portfolio. The Trust offers twenty-eight portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Government Securities Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
Scudder Blue Chip Portfolio	2,007,000	12/31/2006
	2,837,000	12/31/2008
	33,492,000	12/31/2009
Scudder Contrarian Value Portfolio	19,935,000	12/31/2008
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
Scudder Government Securities Portfolio	896,000	12/31/2007
Scudder Growth Portfolio	94,268,000	12/31/2009
Scudder High Yield Portfolio	6,999,000	12/31/2002
	2,026,000	12/31/2003
	12,052,000	12/31/2007
	16,113,000	12/31/2008
	21,982,000	12/31/2009
Scudder International Select Equity Portfolio	23,423,000	12/31/2009
Scudder Investment Grade Bond Portfolio	1,832,000	12/31/2008
Scudder New Europe Portfolio	130,000	12/31/2008
	3,820,000	12/31/2009
Scudder Small Cap Growth Portfolio	87,908,000	12/31/2009
Scudder Strategic Income Portfolio	177,000	12/31/2007
	153,000	12/31/2008
	103,000	12/31/2009
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,142,000	12/31/2009
Scudder Total Return Portfolio	57,276,000	12/31/2009
SVS Davis Venture Value Portfolio	129,000	12/31/2009
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
SVS Dreman Small Cap Value Portfolio	2,222,000	12/31/2007
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
SVS INVESCO Dynamic Growth Portfolio	317,000	12/31/2009
SVS Janus Growth and Income Portfolio	3,871,000	12/31/2008
	16,179,000	12/31/2009
SVS Janus Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
SVS Turner Mid Cap Growth Portfolio	2,401,000	12/31/2009

In addition, the Scudder Growth Portfolio inherited approximately $127,000 of capital losses from its merger with Scudder Variable Life Large Company Growth Portfolio, which may be applied against any realized net taxable capital gains in future years or until December 31, 2007, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from the period November 1, 2001 through December 31, 2001, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	456,000
Scudder Blue Chip Portfolio	512,000
Scudder Contrarian Value Portfolio	2,154,000
Scudder Global Blue Chip Portfolio	687,000
Scudder Growth Portfolio	2,103,000
Scudder High Yield Portfolio	6,509,000
Scudder International Select Equity Portfolio	2,750,000
Scudder New Europe Portfolio	988,000
Scudder Small Cap Growth Portfolio	5,840,000
Scudder Technology Growth Portfolio	8,267,000
SVS Davis Venture Value Portfolio	226,000
SVS Dreman Financial Services Portfolio	172,000
SVS Dreman High Return Equity Portfolio	371,000
SVS Dreman Small Cap Value Portfolio	1,211,000
SVS Eagle Focused Large Cap Growth Portfolio	3,800
SVS Focus Value+Growth Portfolio	1,947,000
SVS Index 500 Portfolio	258,000
SVS INVESCO Dynamic Growth Portfolio	62,000
SVS Janus Growth and Income Portfolio	5,715,000
SVS Janus Growth Opportunities Portfolio	8,403,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. For the purpose of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2001, the portfolios' components of distributable earnings on a tax basis are as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	222,093	-	8,642,000	(15,283,097)
Scudder Blue Chip Portfolio	721,603	-	38,336,000	16,373,801
Scudder Contrarian Value Portfolio	3,627,591	-	19,935,000	5,657,158
Scudder Global Blue Chip Portfolio	244,074	-	2,711,000	(1,834,012)
Scudder Government Securities Portfolio	11,004,884	-	896,000	708,472
Scudder Growth Portfolio	-	-	94,395,000	42,531,457
Scudder High Yield Portfolio	29,551,964	-	59,172,000	(84,459,754)
Scudder International Select Equity Portfolio	439,029	-	23,423,000	(7,807,964)
Scudder Investment Grade Bond Portfolio	4,940,352	-	1,832,000	(751,003)
Scudder Money Market Portfolio	5,516	-	-	-
Scudder New Europe Portfolio	-	-	3,950,000	(266,608)
Scudder Small Cap Growth Portfolio	-	-	87,908,000	5,272,838
Scudder Strategic Income Portfolio	755,627	-	433,000	16,748
Scudder Technology Growth Portfolio	207,899	-	102,755,000	(92,126,755)
Scudder Total Return Portfolio	21,322,704	-	57,276,000	63,401,977
SVS Davis Venture Value Portfolio	121,297	-	129,000	2,566,317
SVS Dreman Financial Services Portfolio	955,065	-	2,341,000	6,326,059
SVS Dreman High Return Equity Portfolio	4,480,022	1,523,210	-	9,156,942
SVS Dreman Small Cap Value Portfolio	935,792	-	2,222,000	20,171,892
SVS Eagle Focused Large Cap Growth Portfolio	-	-	8,361,000	(1,390,845)
SVS Focus Value+Growth Portfolio	601,041	-	9,619,000	(151,457)
SVS Index 500 Portfolio	1,055,536	-	3,715,000	(20,975,822)
SVS INVESCO Dynamic Growth Portfolio	-	-	317,000	1,255,951
SVS Janus Growth and Income Portfolio	999,003	-	20,050,000	(680,278)
SVS Janus Growth Opportunities Portfolio	-	-	33,678,000	(18,618,693)
SVS Oak Strategic Equity Portfolio	-	-	322,000	(35,778)
SVS Turner Mid Cap Growth Portfolio	-	-	2,401,000	3,758,994

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the portfolios are summarized as follows:

Portfolio	Distributions from ordinary income* ($)	Distributions from long-term capital gains ($)	Distributions from return of capital ($)
Scudder Aggressive Growth Portfolio	652,558	-	-
Scudder Blue Chip Portfolio	975,786	-	-
Scudder Contrarian Value Portfolio	3,893,591	-	-
Scudder Global Blue Chip Portfolio	297,369	743,424	-
Scudder Government Securities Portfolio	8,562,567	-	-
Scudder Growth Portfolio	587,343	43,022,245	217,806
Scudder High Yield Portfolio	37,937,710	-	-
Scudder International Select Equity Portfolio	13,846,611	10,560,974	-
Scudder Investment Grade Bond Portfolio	4,623,273	-	-
Scudder Money Market Portfolio	15,691,810	-	-
Scudder New Europe Portfolio	345,868	-	-
Scudder Small Cap Growth Portfolio	5,689,208	28,943,995	365,607
Scudder Strategic Income Portfolio	110,157	-	-
Scudder Technology Growth Portfolio	547,146	-	-
Scudder Total Return Portfolio	25,554,195	30,345,606	-
SVS Dreman Financial Services Portfolio	1,183,047	-	-
SVS Dreman High Return Equity Portfolio	2,559,657	-	-
SVS Focus Value+Growth Portfolio	914,441	9,601,639	-
SVS Index 500 Portfolio	599,089	-	-
SVS Janus Growth and Income Portfolio	764,939	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios except the Scudder Total Return Portfolio. All discounts and premiums for the Scudder Total Return Portfolio are accreted/amortized for financial reporting purposes only.

B. Investment Transactions

During the six months ended June 30, 2002, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	21,815,044	12,431,449
Scudder Blue Chip Portfolio	216,073,316	209,881,471
Scudder Contrarian Value Portfolio	113,488,389	94,820,822
Scudder Global Blue Chip Portfolio	8,602,170	2,676,832
Scudder Government Securities Portfolio: excluding direct U.S. Government obligations, short-term investments and mortgage dollar roll transactions	617,723,231	515,492,346
direct U.S. Government obligations	67,318,520	82,147,252
mortgage dollar roll transactions	199,795,719	187,986,191
Scudder Growth Portfolio	49,589,035	78,586,313
Scudder High Yield Portfolio	249,537,918	269,831,622
Scudder International Select Equity Portfolio	125,924,079	129,307,139
Scudder Investment Grade Bond Portfolio	248,511,418	199,598,718
Scudder New Europe Portfolio	29,979,816	22,414,079
Scudder Small Cap Growth Portfolio	50,832,344	53,247,217
Scudder Strategic Income Portfolio	19,364,071	741,599
Scudder Technology Growth Portfolio	118,251,852	72,080,518
Scudder Total Return Portfolio	621,386,592	630,719,532
SVS Davis Venture Value Portfolio	69,053,167	14,419,954
SVS Dreman Financial Services Portfolio	36,096,065	10,441,840
SVS Dreman High Return Equity Portfolio	224,188,080	41,467,347
SVS Dreman Small Cap Value Portfolio	233,088,780	125,599,765
SVS Eagle Focused Large Cap Growth Portfolio	56,167,221	36,637,503
SVS Focus Value+Growth Portfolio	99,723,415	91,901,606
SVS Index 500 Portfolio	76,249,484	1,265,466
SVS INVESCO Dynamic Growth Portfolio	17,843,732	8,683,604
SVS Janus Growth and Income Portfolio	70,901,407	30,039,683
SVS Janus Growth Opportunities Portfolio	54,247,364	34,767,817
SVS MFS Strategic Value Portfolio	4,174,356	262,270
SVS Oak Strategic Equity Portfolio	21,660,975	6,101,048
SVS Turner Mid Cap Growth Portfolio	95,177,465	63,960,057

For the six months ended June 30, 2002, transactions for written options were as follows for the Scudder Aggressive Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	1,231	90,211
Closed	-	-
Exercised	(541)	(51,028)
Expired	(690)	(39,183)
End of period	-	-

For the six months ended June 30, 2002, transactions for written options were as follows for the Scudder Small Cap Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	650	47,913
Closed	-	-
Exercised	-	-
Expired	(650)	(47,913)
End of period	-	-

For the six months ended June 30, 2002, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	648	111,452
Written	-	-
Closed	-	-
Exercised	-	-
Expired	(648)	(111,452)
End of period	-	-

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the portfolios. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Contrarian Value Portfolio	0.75%
Scudder Government Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Yield Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Investment Grade Bond Portfolio	0.60%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
Over $12.5 billion	0.62%

Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.75%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	1.00%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.95%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$200 million	0.440%
$200 million-$750 million	0.400%
$750 million-$2 billion	0.380%
$2 billion -$5 billion	0.365%
Over $5 billion	0.335%

Effective April 5, 2002, the sub-advisor agreement between the SVS Index 500 Portfolio and Deutsche Asset Management, Inc. was terminated and the investment management fee was lowered. The portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of SVS Index 500 Portfolio's average daily net assets.

The Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

The Advisor has agreed to limit its management fee to 0.85% and 0.70% for the Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio, respectively. Accordingly, for the six months ended June 30, 2002, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate
Scudder Global Blue Chip Portfolio	234,317	35,148	0.85%
Scudder New Europe Portfolio	145,966	43,790	0.70%

In addition, the Advisor has temporarily agreed to absorb certain operating expenses of the Scudder New Europe Portfolio. Under these arrangements, the Advisor waived and absorbed expenses of $31,080, for the six months ended June 30, 2002.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
$250 million-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$1.5 billion	0.825%
$1.5 billion-$2.5 billion	0.800%
Over $2.5 billion	0.775%

Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the portfolio's average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate
SVS MFS Strategic Value Portfolio	4,580	2,890	0.35%

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisors, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the "growth" portion and, effective April 5, 2002, Dreman Value Management, L.L.C. serves as sub-advisor to the "value" portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. For the six months ended June 30, 2002, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Fees Waived by Advisor ($)	Unpaid at June 30, 2002 ($)
Scudder Aggressive Growth Portfolio	4,854	-	6,584
Scudder Global Blue Chip Portfolio	44,913	-	25,310
Scudder New Europe Portfolio	16,001	16,001	-
Scudder Technology Growth Portfolio	31,782	-	13,443
SVS Davis Venture Value Portfolio	17,454	-	810
SVS Dreman Financial Services Portfolio	15,547	-	1,369
SVS Dreman High Return Equity Portfolio	63,893	-	4,841
SVS Eagle Focused Large Cap Growth Portfolio	18,376	-	3,900
SVS Index 500 Portfolio	46,999	-	27,818
SVS INVESCO Dynamic Growth Portfolio	24,154	-	3,468
SVS Janus Growth and Income Portfolio	28,466	-	4,087
SVS Janus Growth Opportunities Portfolio	84,413	-	16,943
SVS MFS Strategic Value Portfolio	6,122	6,122	-
SVS Oak Strategic Equity Portfolio	3,034	-	982
SVS Turner Mid Cap Growth Portfolio	43,218	-	19,306

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the portfolios for the six months ended June 30, 2002 are reflected as interest income on the Statement of Operations as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	62,141
Scudder Blue Chip Portfolio	72,454
Scudder Contrarian Value Portfolio	284,754
Scudder Global Blue Chip Portfolio	6,690
Scudder Government Securities Portfolio	805,051
Scudder Growth Portfolio	57,287
Scudder High Yield Portfolio	121,961
Scudder International Select Equity Portfolio	2,955
Scudder Investment Grade Bond Portfolio	173,906
Scudder New Europe Portfolio	7,898
Scudder Small Cap Growth Portfolio	209,675
Scudder Strategic Income Portfolio	38,185
Scudder Technology Growth Portfolio	457,029
Scudder Total Return Portfolio	362,607
SVS Davis Venture Value Portfolio	156,332
SVS Dreman Financial Services Portfolio	44,234
SVS Dreman High Return Equity Portfolio	416,515
SVS Dreman Small Cap Value Portfolio	94,737
SVS Eagle Focused Large Cap Growth Portfolio	30,547
SVS Focus Value+Growth Portfolio	53,659
SVS Index 500 Portfolio	83,428
SVS INVESCO Dynamic Growth Portfolio	21,828
SVS Janus Growth and Income Portfolio	267,796
SVS Janus Growth Opportunities Portfolio	78,610
SVS MFS Strategic Value Portfolio	1,140
SVS Oak Strategic Equity Portfolio	16,888
SVS Turner Mid Cap Growth Portfolio	37,019

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the six months ended June 30, 2002, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	596
Scudder Blue Chip Portfolio	25
Scudder Contrarian Value Portfolio	23
Scudder Government Securities Portfolio	1,535
Scudder Growth Portfolio	17
Scudder High Yield Portfolio	340
Scudder International Select Equity Portfolio	136
Scudder Investment Grade Bond Portfolio	323
Scudder Money Market Portfolio	217
Scudder Small Cap Growth Portfolio	465
Scudder Strategic Income Portfolio	49
Scudder Technology Growth Portfolio	24
Scudder Total Return Portfolio	209
SVS Davis Venture Value Portfolio	45
SVS Dreman Financial Services Portfolio	159
SVS Dreman High Return Equity Portfolio	194
SVS Dreman Small Cap Value Portfolio	913
SVS Eagle Focused Large Cap Growth Portfolio	25
SVS Focus Value+Growth Portfolio	26
SVS Index 500 Portfolio	46
SVS Janus Growth and Income Portfolio	36
SVS Janus Growth Opportunities Portfolio	14
SVS Oak Strategic Equity Portfolio	31
SVS Turner Mid Cap Growth Portfolio	91

E. Commitments

As of June 30, 2002, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder Global Blue Chip Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	390,921,000	USD	3,055,383	7/22/02	(220,310)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
USD	1,023,901	JPY	124,061,000	7/22/02	15,659

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
EUR	404,209	USD	365,001	8/13/02	(35,314)
GBP	157,236	USD	228,778	7/31/02	(11,430)
EUR	386,473	USD	360,000	8/13/02	(22,750)
EUR	785,174	USD	734,138	8/13/02	(43,472)
EUR	784,719	USD	733,712	8/13/02	(43,447)
JPY	299,413,989	USD	2,408,801	7/2/02	(97,489)
CAD	941,514	USD	613,436	8/12/02	(7,254)
					(261,156)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S.$)
JPY	299,413,989	USD	2,519,896	8/2/02	9,529

Abbreviations:

USD	United States Dollars	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 60% and 38%, respectively.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 55% and 39%, respectively.

Scudder Contrarian Value Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding shares of the Portfolio, owning 91%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50% and 47%, respectively.

Scudder Government Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 44%, 30% and 17%, respectively.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 60%, 26% and 13%, respectively.

Scudder High Yield Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 42%, 34% and 22%, respectively.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 48%, 37% and 14%, respectively.

Scudder Investment Grade Bond Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 51% and 40%, respectively.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 38%, 37% and 23%, respectively.

Scudder New Europe Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 66% and 32%, respectively.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 36%, 32% and 29%, respectively.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50% and 46%, respectively.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 63% and 35%, respectively.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50%, 34% and 15%, respectively.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 72% and 27%, respectively.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 51% and 45%, respectively.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 35%, respectively.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 43%, 39% and 15%, respectively.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 64% and 33%, respectively.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 59%, 23% and 16%, respectively.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 63% and 35%, respectively.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 76% and 21%, respectively.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 62% and 36%, respectively.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 37%, respectively.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 61% and 39%, respectively.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 81% and 18%, respectively.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 78% and 21%, respectively.

G. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The following portfolios may borrow up to a maximum percentage of their net assets under the agreement:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Contrarian Value Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Yield Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Investment Grade Bond Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder New Europe Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

H. Subsequent Event

On July 24, 2002, the Board of Scudder Variable Series II approved an Agreement and Plan of Reorganization (the "Plan") between the Scudder New Europe Portfolio (the "Portfolio") and the Scudder International Select Equity Portfolio (the "Acquiring Portfolio").

The Plan provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio solely in exchange for shares of the Acquiring Portfolio.

The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the Portfolio. A Special Meeting (the "Meeting") of the shareholders of the Portfolio will be held on or about October 29, 2002 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Portfolio at that time.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective on or about November 4, 2002.

In the event shareholders of the Portfolio fail to approve the Plan, the Portfolio will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.

Shareholder Meeting Results

A Special Meeting of Shareholders of each portfolio of Scudder Variable Series II was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, MA 02110. At the meeting, the following matter was voted upon by the shareholders of each portfolio, voting separately (the resulting votes are presented below):

1. To approve a new investment management agreement for the portfolio with Deutsche Investment Management, Inc.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
Scudder Aggressive Growth Portfolio	6,843,137	154,804	150,928
Scudder Blue Chip Portfolio	18,903,013	361,150	888,095
Scudder Contrarian Value Portfolio	18,097,607	413,992	718,712
Scudder Global Blue Chip Portfolio	4,688,975	82,606	197,955
Scudder Government Securities Portfolio	23,838,660	572,730	1,253,989
Scudder Growth Portfolio	18,050,127	817,223	805,044
Scudder High Yield Portfolio	34,165,775	692,029	1,352,969
Scudder International Select Equity Portfolio (formerly Scudder International Research Portfolio)	12,255,770	293,119	424,557
Scudder Investment Grade Bond Portfolio	11,939,070	96,570	539,368
Scudder Money Market Portfolio	664,095,031	10,771,384	28,412,878
Scudder New Europe Portfolio	3,939,282	37,710	70,756
Scudder Small Cap Growth Portfolio	17,347,970	403,293	840,925
Scudder Strategic Income Portfolio	2,235,365	16,783	68,142
Scudder Technology Growth Portfolio	36,661,537	750,175	1,203,151
Scudder Total Return Portfolio	35,446,184	978,249	1,653,614
SVS Davis Venture Value Portfolio (formerly SVS Venture Value Portfolio)	13,968,694	189,019	295,930
SVS Dreman Financial Services Portfolio	11,096,168	214,927	341,847
SVS Dreman High Return Equity Portfolio	44,199,392	748,064	1,717,488
SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)	14,771,902	349,274	519,940
SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth Portfolio)	7,286,623	65,087	120,109
SVS Focus Value+Growth Portfolio	10,273,114	199,096	383,938
SVS Index 500 Portfolio	27,306,868	297,614	1,153,465
SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth Portfolio)	3,064,929	19,102	153,440
SVS Janus Growth and Income Portfolio (formerly SVS Growth and Income Portfolio)	19,783,052	303,444	1,252,143
SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities Portfolio)	20,365,637	573,552	890,221
SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity Portfolio)	6,545,181	138,899	218,241
SVS Turner Mid Cap Growth Portfolio (formerly SVS Mid Cap Growth Portfolio)	6,740,047	89,373	198,744

The following matter was voted upon by the shareholders of SVS Focus Value+Growth Portfolio, SVS Dreman Small Cap Value Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, with each portfolio voting separately:

2. To approve a new sub-advisory agreement between the portfolio's investment manager and Dreman Value Management, L.L.C.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
SVS Dreman Financial Services Portfolio	11,080,073	148,512	424,357
SVS Dreman High Return Equity Portfolio	44,127,643	594,237	1,943,064
SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)	14,628,197	304,115	708,804
SVS Focus Value+Growth Portfolio	10,283,486	159,075	413,587

The following matter was voted upon by the shareholders of SVS Focus Value+Growth Portfolio only:

3. To approve a new sub-advisory agreement between the portfolio's investment manager and Jennison Associates LLC.

Affirmative	Against	Abstain
10,244,306	177,021	434,821

The following matter was voted upon by the shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio, with each portfolio voting separately:

4. To approve a new sub-advisory agreement between the portfolio's investment manager and Janus Capital Corporation.

	Number of Votes:
Portfolio	Affirmative	Against	Abstain
SVS Growth and Income Portfolio	19,768,216	260,971	1,309,452
SVS Growth Opportunities Portfolio	20,267,337	552,259	1,009,814

The following matter was voted upon by the shareholders of Scudder International Research Portfolio, Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, with each portfolio voting separately:

5. To approve a new sub-advisory agreement between the portfolio's investment manager and Deutsche Asset Management Investment Services Limited.

Portfolio	Affirmative	Against	Abstain
Scudder International Research Portfolio	12,130,787	310,460	532,199
Scudder New Europe Portfolio	3,920,300	42,829	84,619
Scudder Strategic Income Portfolio	2,212,060	19,355	88,875

The following matter was voted upon by the shareholders of SVS Dynamic Growth Portfolio only:

6. To approve a new sub-advisory agreement between the portfolio's investment manager and INVESCO Funds.

Affirmative	Against	Abstain
3,065,797	10,442	161,232

The following matter was voted upon by the shareholders of SVS Focused Large Cap Growth Portfolio only:

7. To approve a new sub-advisory agreement between the portfolio's investment manager and Eagle Asset Management, Inc.

Affirmative	Against	Abstain
7,312,161	55,921	103,737

The following matter was voted upon by the shareholders of SVS Mid Cap Growth Portfolio only:

8. To approve a new sub-advisory agreement between the portfolio's investment manager and Turner Investment Partners, Inc.

Affirmative	Against	Abstain
6,759,989	49,058	219,117

The following matter was voted upon by the shareholders of SVS Strategic Equity Portfolio only:

9. To approve a new sub-advisory agreement between the portfolio's investment manager and Oak Associates, Ltd.

Affirmative	Against	Abstain
6,582,649	41,332	278,340

The following matter was voted upon by the shareholders of SVS Venture Value Portfolio only:

10. To approve a new sub-advisory agreement between the portfolio's investment manager and Davis Selected
Advisors, L.P.

Affirmative	Against	Abstain
13,972,065	60,997	420,581

A Special Meeting of Shareholders of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio was held on February 14, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, MA 02110. At the meeting, the following matter was voted upon by the shareholders of each portfolio, voting separately:

1. To approve a new sub-advisory agreement between the portfolio's investment manager and Janus Capital Corporation.

Portfolio	Affirmative	Against	Abstain
SVS Growth and Income Portfolio	17,314,548	307,995	960,931
SVS Growth Opportunities Portfolio	18,703,530	422,378	928,993

A Special Meeting of Shareholders of Scudder Small Cap Value Portfolio was held on January 17, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, MA 02110. At the meeting, the following matter was voted upon by the shareholders:

1. To approve a new sub-advisory agreement between the portfolio's investment manager and Dreman Value Management, L.L.C.

Affirmative	Against	Abstain
10,950,235	282,737	714,762

Notes

Notes

Notes

Notes

About the Fund's Advisor

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Manager:
Deutsche Investment Management Americas Inc.
222 South Riverside Plaza Chicago, IL 60606
(Tel) 800-778-1482

[Scudder Investments logo]

A Member of Deutsche Asset Management

[Deutsche Asset Management logo]

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.
SVS2-3 (8/31/02) 18197
Printed in the U.S.A.